UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to § 240.14a-12

AutoWeb, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUTOWEB, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 18, 2020

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of AutoWeb, Inc., a Delaware corporation (“AutoWeb” or “Company”), will be held at the Company’s offices at 400 North Ashley Drive, Suite 300, Tampa, Florida 33602, on Thursday, June 18, 2020, at 8:00 a.m. Eastern Time for the following purposes:

1.	To elect three (3) Class I Directors (“Election of Directors Proposal”);

2.	To approve the extension of and amendments to the AutoWeb, Inc. Tax Benefit Preservation Plan (“Tax Benefit Preservation Plan Proposal”);

3.
To approve the amendment and restatement of the Company’s Certificate of Incorporation to (i) clarify the authority of the Board of Directors to determine or alter the voting powers of any wholly unissued series of preferred stock issued under the Certificate of Incorporation’s preferred stock Board of Directors authorization provision; (ii) delete two outdated cross-references to the Company’s initial public offering in provisions of the Certificate of Incorporation that were previously deleted; and (iii) delete a duplicative clause in the existing preferred stock authorization provision (“Certificate of Incorporation Amendment Proposal”);

4.	To ratify the appointment, by the Company’s Audit Committee, of Moss Adams LLP as the Company’s independent registered public accounting firm for 2020 (“Accounting Firm Ratification Proposal”); and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

 At the Annual Meeting, the Board of Directors (“Board”) intends to present Matias de Tezanos, Chan W. Galbato, and Jared R. Rowe as nominees for election to the Board.

The Board has fixed the close of business on April 22, 2020, as the record date for the determination of the holders of record of the Company’s common stock entitled to notice of, and to vote at, the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of 10 days prior to the Annual Meeting at the offices of AutoWeb located at 400 North Ashley Drive, Suite 300, Tampa, Florida 33602, and will also be available for examination by any stockholder present at the Annual Meeting until its adjournment.

PLEASE READ CAREFULLY THE ACCOMPANYING PROXY STATEMENT. AUTOWEB INVITES ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Although we intend to hold the Annual Meeting in person, we are actively monitoring the public health and travel concerns of our stockholders, directors and employees in light of the COVID-19 pandemic, as well as the related protocols that federal, state and local governments have imposed. As part of our precautions, we may consider the possibility of changing the location of the Annual Meeting and/or holding a virtual meeting by means of remote communication. We will announce any alternative arrangements for the annual meeting as promptly as practicable if a decision is made to change the location of the Annual Meeting and/or hold a virtual meeting.

Tampa, Florida April 23, 2020	By Order of the Board of Directors
Glenn E. Fuller Executive Vice President, Chief Legal Officer and Secretary

IMPORTANT

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED TO VOTE PROCESSING, C/O BROADRIDGE, 51 MERCEDES WAY, EDGEWOOD, NEW YORK 11717, TO BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME ON THE DAY BEFORE THE ANNUAL MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO AUTOWEB OF FURTHER SOLICITATION, THE COMPANY ASKS YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. PRIOR TO THE ANNUAL MEETING, STOCKHOLDERS MAY ALSO PROVIDE VOTING INSTRUCTIONS USING THE INTERNET AT WWW.PROXYVOTE.COM OR BY CALLING 1.800.690.6903 AS DESCRIBED IN THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD. THE CUTOFF TIME FOR PROVIDING VOTING INSTRUCTIONS USING THE INTERNET OR BY CALLING IS 11:59 P.M. EASTERN TIME THE DAY BEFORE THE DATE OF THE ANNUAL MEETING.

PROXY STATEMENT

AutoWeb, Inc.
400 North Ashley, Suite 300
Tampa, Florida 33602

Annual Meeting
To Be Held on June 18, 2020

The Annual Meeting

The enclosed proxy is solicited by and on behalf of the Board of Directors (“Board”) of AutoWeb, Inc., a Delaware corporation (“AutoWeb” or “Company”), for use at AutoWeb’s 2020 Annual Meeting of Stockholders (“Annual Meeting”) to be held on Thursday, June 18, 2020, at 8:00 a.m. Eastern Time at the Company’s offices located at 400 North Ashley Drive, Suite 300, Tampa, Florida, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Although we intend to hold the Annual Meeting in person, we are actively monitoring the public health and travel concerns of our stockholders, directors and employees in light of the COVID-19 pandemic, as well as the related protocols that federal, state and local governments have imposed. As part of our precautions, we may consider the possibility of changing the location of the Annual Meeting and/or holding a virtual meeting by means of remote communication. We will announce any alternative arrangements for the annual meeting as promptly as practicable if a decision is made to change the location of the Annual Meeting and/or hold a virtual meeting.

This Proxy Statement of AutoWeb is being mailed on or about April 30, 2020, to each stockholder of record as of the close of business on April 22, 2020.

Record Date and Outstanding Shares

The Board has fixed the close of business on April 22, 2020, as the record date for the Annual Meeting (“Record Date”). Only holders of record of AutoWeb’s common stock, $0.001 par value per share (“Common Stock”), at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, there were 13,146,831 shares of Common Stock outstanding and entitled to vote.

Quorum and Voting

Quorum. The holders of record of a majority in voting power of the shares of Common Stock of the Company issued and outstanding and entitled to be voted, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. Shares not present in person or by proxy at the Annual Meeting will not be counted for purposes of determining a quorum at the Annual Meeting. In the event there are not sufficient shares present to establish a quorum or to approve proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

              Vote Required. Holders of Common Stock are entitled to one vote for each share held as of the Record Date on all matters to be voted on at the Annual Meeting. The Company’s Bylaws, as amended (“Bylaws”), provide that, except as otherwise provided in the Company’s Certificate of Incorporation (“Certificate of Incorporation”), the rules or regulations of any stock exchange applicable to the Company or by applicable law or regulation, all matters will be decided by the vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on the matter. For Proposal 1 (Election of Directors Proposal), the Bylaws provide that the persons receiving the greatest number of votes, up to the number of directors then to be elected, will be the persons elected. The affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on such proposal is required to approve Proposal 2 (Tax Benefit Preservation Plan Proposal) and Proposal 4 (Accounting Firm Ratification Proposal). The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve Proposal 3 (Certificate of Incorporation Amendment Proposal). None of the proposals are contingent upon the approval of any other proposal.

 Abstentions. Abstentions will be counted for purposes of determining a quorum at the Annual Meeting.  An abstention for any proposal, other than Proposal 1 (Election of Directors Proposal), will have the same effect as a vote against such proposal. As to Proposal 1 (Election of Directors Proposal), because the number of nominees is equal to the number of directors being elected at the Annual Meeting, abstentions will not affect the election of the nominees to the Board as long as each nominee receives at least one vote in favor of the nominee’s election.

Broker Discretionary Voting. If your shares are held in a brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being sent to you by your broker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote. If you do not give instructions to your brokerage firm or bank, it will still be able to vote your shares with respect to “discretionary” proposals but will not be allowed to vote your shares with respect to “non-discretionary” proposals. The Company expects that Proposal 4 (Accounting Firm Ratification Proposal) will be considered to be a discretionary proposal on which banks and brokerage firms may vote. The Company expects that all other proposals being presented to stockholders at the Annual Meeting will be considered to be non-discretionary items on which banks and brokerage firms may not vote. Therefore, if you do not instruct your broker or bank regarding how you would like your shares to be voted, your bank or brokerage firm will not be able to vote on your behalf with respect to these proposals. In the case of these non-discretionary items, the shares will be treated as “broker non-votes.” Broker non-votes are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter. Your failure to give instructions to your bank or broker will not (i) affect the outcome of Proposal 1 (Election of Directors Proposal), as long as a nominee receives at least one vote in favor of the nominee’s election; nor (ii) affect the outcome of Proposal 2 (Tax Benefit Preservation Plan Proposal) because this proposal requires the affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on this proposal, and broker non-votes will not be deemed “entitled to vote on the proposal” and therefore are not counted in the vote for this proposal. However, your failure to give instructions to your bank or broker with respect to Proposal 3 (Certificate of Incorporation Amendment Proposal) will have the effect of a vote against Proposal 3 (Certificate of Incorporation Amendment Proposal) because your bank or broker will not vote your shares with respect to this proposal and this proposal requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date.

Expenses of Proxy Solicitation

This solicitation is being made by the Company, and officers, directors, and regular employees of AutoWeb may solicit proxies in person or by regular mail, electronic mail, facsimile transmission, or personal calls. These persons will receive no additional compensation for solicitation of proxies but may be reimbursed for reasonable out-of-pocket expenses. In addition, AutoWeb has engaged Mackenzie Partners, Inc. to act as proxy solicitor in connection conjunction with the Annual Meeting. The estimated fees and costs for those proxy solicitation services are $7,500 plus reasonable disbursements.

AutoWeb will pay all of the expenses of soliciting proxies to be voted at the Annual Meeting. Banks, brokerage firms and other custodians, nominees or fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable out-of-pocket expenses incurred in that regard.

Voting of Proxies

Shares may be voted by completing, dating, and signing the accompanying proxy card and promptly returning it in the enclosed envelope. Stockholders may provide voting instructions for voting of their proxies using the Internet at www.proxyvote.com or by calling 1.800.690.6903. Providing voting instructions using the Internet or by calling requires stockholders to input the Control Number located on their proxy cards. The cutoff time for providing voting instructions via the Internet or by calling is 11:59 p.m. Eastern Time the day before the date of the Annual Meeting (“Voting Instructions Cutoff Time”).

All properly signed proxies received prior to the vote at the Annual Meeting that are not properly revoked prior to the vote will be voted at the Annual Meeting according to the instructions indicated on the proxies or, if no direction is indicated, such proxies will be voted “FOR” Proposal 1 (Election of Directors Proposal); “FOR” Proposal 2 (Tax Benefit Preservation Plan Proposal); “FOR” Proposal 3 (Certificate of Incorporation Amendment Proposal); and “FOR” Proposal 4 (Accounting Firm Ratification Proposal). The Board does not presently intend to present any other matter for action at the Annual Meeting and no stockholder has given timely notice in accordance with the Bylaws of any matter that it intends to be brought before the meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxies will have discretion to vote on those matters in accordance with their best judgment.

Revocability of Proxy

If you are the holder of record for your shares, you may revoke your proxy at any time before it is exercised at the Annual Meeting by taking either of the following actions: (i) delivering to the Company’s Secretary a revocation of the proxy or a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting; or (ii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy. Stockholders may also revoke a prior proxy by providing later voting instructions for voting of a later proxy prior to the Voting Instructions Cutoff Time.

Recommendation of the Board of Directors

The Board recommends that AutoWeb stockholders vote “FOR” the election of Messrs. Matias de Tezanos, Chan W. Galbato, and Jared R. Rowe as Class I Directors under Proposal 1 (Election of Directors Proposal);“FOR” Proposal 2 (Tax Benefit Preservation Plan Proposal); “FOR” Proposal 3 (Certificate of Incorporation Amendment Proposal); and “FOR” Proposal  4 (Accounting Firm Ratification Proposal).

Additional Information

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 18, 2020:  Copies of the Notice of Annual Meeting of Stockholders, this Proxy Statement, the form of Proxy Card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available online at http://www.autoweb.com/proxymaterials. Stockholders wishing to attend the Annual Meeting may obtain directions by calling the Company at 949.437.4651.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, accompanies this Proxy Statement. If requested, AutoWeb will furnish you with a copy of any exhibit listed on the exhibit index to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, upon payment of a reasonable copy fee.

Because the Company qualifies as a “smaller reporting company” (as defined in applicable Securities and Exchange Commission (“SEC”) rules), it has elected to comply with the scaled compensation disclosure requirements applicable to smaller reporting companies. Accordingly, this Proxy Statement does not include certain disclosures and tables that would otherwise be required.

TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. PRIOR TO THE VOTING INSTRUCTIONS CUTOFF TIME, STOCKHOLDERS MAY ALSO PROVIDE VOTING INSTRUCTIONS USING THE INTERNET AT PROXYVOTE.COM OR BY CALLING 1.800.690.6903 AS DESCRIBED IN THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD.

PROPOSAL 1

NOMINATION AND ELECTION OF DIRECTORS

Nominees for Class I Directors

Messrs. Matias de Tezanos, Chan W. Galbato, and Jared R. Rowe are the Board’s nominees as Class I Directors for election at the Annual Meeting. The Board made these nominations at the recommendation of the Board’s Corporate Governance and Nominations Committee.  A Class I Director will hold office until the 2023 Annual Meeting of Stockholders and until that director’s successor is duly qualified and elected.

Matias de Tezanos. Mr. de Tezanos has served as a director of AutoWeb since October 1, 2015 and as the Company’s Chief Strategy Officer from October 1, 2015 to February 13, 2017. From October 1, 2013 to October 1, 2015, Mr. de Tezanos was a director and chief executive officer of a company that provided an internet-based, pay-per-click advertising marketplace for the automotive industry, which was acquired by the Company as of October 1, 2015. Mr. de Tezanos is a co-founder, director and the Chief Executive Officer of People F, Inc., a holding company that is focused on investments in technology, internet and media (“PeopleFund”), and a co-founder of, and currently serves as co-managing director and chief executive officer of PF Holding, Inc., a holding company that is focused on investments in technology, internet and media affiliated with PeopleFund. Mr. de Tezanos also serves as president and a director of PF Auto, Inc., an entity affiliated with PeopleFund and secretary and a director of Auto Holdings Ltd., also an entity affiliated with PeopleFund. In addition, Mr. de Tezanos is an officer or director of a number of privately-held companies, including Ignite Holdings Company, Inc. DBA KingoEnergy, a global company that offers off-grid communities prepaid solar energy service in developing countries, Iguama Inc., an online marketplace offering US products in Latin America, P3 Global Management Inc., a smart city infrastructure development and advisory firm, Bidtellect, Inc., Stellar Corporation G.K, CLPF, Inc., CookUnity Inc., Global Media, Ltd., Healthcare.com Insurance Services, LLC, Kaptyn Inc. (formerly known as P3GM Holdings, Inc.), Longevity Holdings, Inc., Media Assets Management Inc., Orionis Biosciences LLC, PFO Investment, LLC, Startups.com Holding Inc., Blue Mountain 30 Inc., Blue Mountain 31 Inc., Blue Pacific Ventures Inc., Classifieds Corp., Gray Mountain Inc., Mapfit Inc., Moshos Inc., People Ventures, Inc., Petrol Ventures Inc., PF Classifieds Inc., PF Healthcare Inc., PFO Investment, Inc., PFP Investment, Inc., RDBCOM Corporation, Nanostar Inc. and Startups.com Inc.

Chan W. Galbato. Mr. Galbato has served as a director of AutoWeb since January 2019. Mr. Galbato is the Chief Executive Officer of Cerberus Operations and Advisory Company, LLC. Prior to joining Cerberus in 2009, he owned and managed CWG Hillside Investments LLC, a consulting business, from 2007 to 2009. From 2005 to 2007, he served as President and CEO of the Controls Group of businesses for Invensys plc and President of Services for The Home Depot. Mr. Galbato previously served as President and Chief Executive Officer of Armstrong Floor Products and Chief Executive Officer of Choice Parts. He spent 14 years with General Electric Company, holding several operating and finance leadership positions within its various industrial divisions as well as holding the role of President and CEO of Coregis Insurance Company, a G.E. Capital company. Mr. Galbato currently serves as Chairman of Avon Products, Inc., Director of Blue Bird Corporation, Director of DynCorp International, Director of Electrical Components International, Director of FirstKey Homes, LLC, Director of New Avon LLC, Director of Staples Solutions B.V., and Director on the Executive Committee of Steward Health Care, LLC. Previously, Mr. Galbato served as a director of the publicly-traded Brady Corporation for seven years, including as Lead Director. He also served as Chairman to North American Bus Industries, Inc., Guilford Mills and YP Holdings LLC until their sales in 2013, 2012 and 2017 respectively, and as director of Tower International, Inc. until Cerberus’ exit in 2014. Before beginning his business career, he played professional baseball with the Montreal Expos in their minor league system. Mr. Galbato holds a master’s degree in business administration from the University of Chicago and a Bachelor of Arts in Economics from the State University of New York.

Jared R. Rowe. Mr. Rowe was appointed President and Chief Executive Officer, and as a director, of AutoWeb in April 2018. Prior to joining AutoWeb, Mr. Rowe served as Senior Operating Executive at Cerberus Operations and Advisory Company and as Chief Executive Officer at The Real Yellow Pages (YP), a local marketing solutions provider and Cerberus portfolio company. Before his work with YP and Cerberus, Jared held several senior leadership positions within Cox Automotive, where he was President of Kelley Blue Book, President of Autotrader, and ultimately the President of Cox Automotive’s Media Solutions Group, where he was responsible for leading the Autotrader, Kelley Blue Book, Dealer.com and Haystak businesses. Mr. Rowe serves on the board of Off Lease Only, a privately-held company that operates used automobile dealerships. Mr. Rowe has a Master of Business Administration from the Stephen M. Ross School of Business at the University of Michigan at Ann Arbor and received his Bachelor of Business Administration, Automotive Marketing from Northwood University.

  Voting for Election of Class I Directors

The persons named in the enclosed proxy card will vote “FOR” the election of Matias de Tezanos, Chan W. Galbato, and Jared R. Rowe, as Class I Directors unless instructed otherwise in the proxy. Because no other nominees have been properly and timely nominated in accordance with the Bylaws, Messrs. de Tezanos, Galbato, and Rowe will each be elected as Class I Directors as long as they each receive at least one vote for his respective election.  Holders of Common Stock are not entitled to cumulate their votes in the election of directors. Although Messrs. de Tezanos, Galbato, and Rowe have each consented to serve as a director if elected, and the Board has no reason to believe that any of them will be unable to serve as a director, if Messrs. de Tezanos, Galbato, or Rowe withdraws his nomination or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board. Abstentions and “broker non-votes” will not have any effect on the outcome of the voting for the election of Class I Directors as long as a nominee receives at least one vote in favor of his election.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
“FOR” THE ELECTION OF MESSRS. MATIAS DE TEZANOS, CHAN W. GALBATO, AND JARED R. ROWE.

PROPOSAL 2

APPROVAL OF EXTENSION OF AND AMENDMENTS TO THE AUTOWEB, INC.
TAX BENEFIT PRESERVATION PLAN

Background and Reasons for Proposal

The Company has generated substantial net operating loss (“NOL”) carryforwards and other tax attributes for United States federal income tax purposes (“Tax Benefits”) that can generally be used to offset future taxable income and therefore reduce federal income tax obligations. However, the Company’s ability to use the Tax Benefits will be adversely affected if there is an “ownership change” of the Company as defined under Section 382 (“Section 382”) of the Internal Revenue Code (“IRC”). In general, a Section 382 ownership change will occur if the Company’s “5 percent shareholders” (as defined under Section 382) collectively increase their ownership in the Company by more than 50% over a rolling three-year period. As of December 31, 2019, the Company had NOL carryforwards of approximately $146.7 million for federal and state income tax purposes available to offset future taxable income. Until the NOL carryforwards expire, they can generally be used to reduce any future federal income tax and, as a result, are a valuable asset to the Company. The Board believes that it is in the Company’s and its stockholders’ best interests to prevent the imposition of limitations on the use of the Company’s NOL carryforwards. These NOL carryforwards expire on various dates through 2038.

After consultation with its legal, tax, and investment banking advisors, effective as of May 26, 2010 (“Plan Adoption Date”), the Company entered into a Tax Benefit Preservation Plan with Computershare Trust Company, N.A., as rights agent (“Rights Plan”). The Board adopted the Rights Plan with the intent to protect stockholder value by reducing the risk of a Section 382 ownership change, thereby preserving the Company’s Tax Benefits and ability to use its NOL carryforwards. The Rights Plan is intended to act as a deterrent to any person or group acquiring 4.90% or more of the Company’s outstanding Common Stock without the approval of the Board. The Rights Plan was subsequently approved by the Company’s stockholders at the 2011 Annual Meeting of Stockholders and was extended and amended at the 2014 and 2017 Annual Meetings of Stockholders. Although the Rights Plan is intended to reduce the likelihood of an “ownership change” that could adversely affect the Company, the Rights Plan will not prevent all transfers that could result in such an “ownership change.” At the time the Company adopted the Rights Plan, the Company terminated its existing stockholders rights plan, which plan was not designed to protect the Tax Benefits.

The Rights Plan was set to expire on May 26, 2020, unless extended. The Board has concluded that it is still in the Company’s and its stockholders’ best interests to prevent the imposition of limitations on the use of the Company’s NOL carryforwards and to protect stockholder value by preserving the Company’s Tax Benefits. After consultation with its legal, tax, and investment banking advisors, on March 31, 2020, the Board approved amendments to the Rights Plan to:

●
extend the expiration date of the Rights Plan until the earliest of: (i) the close of business on May 26, 2023; (ii) the time at which the preferred share purchase rights are redeemed or exchanged as provided in the Rights Plan; (iii) the end of the calendar month in which occurs the final adjournment of the Annual Meeting, if stockholder approval of the Rights Plan, as amended, is not received at the Annual Meeting; (iv) the repeal of Section 382 or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of Tax Benefits; (v) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward; or (vi) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company;

●
decrease the Purchase Price (see below) from $73.00 to $20.00 in light of the decrease in the trading price of the Company’s Common Stock since the last change in the “Purchase Price” under the Rights Plan in 2017; and

●	update the Rights Plan to revise the definition of the Company’s Certificate of Incorporation to reflect amendments to the Certificate of Incorporation since April 2017.

The Board is asking stockholders to approve the Rights Plan, as amended by these amendments, at the Annual Meeting. If the stockholders do not approve the amended Rights Plan at the Annual Meeting, the Rights Plan and the Rights will expire at the end of the calendar month in which the final adjournment of the Annual Meeting occurs.

Section 382 Ownership Changes

Generally, an “ownership change” can occur through one or more acquisitions of a company’s shares by which one or more stockholders, each of whom owns or is deemed to own directly or indirectly 5% or more in value of the company’s stock, increase their aggregate percentage ownership by more than 50 percentage points over the lowest percentage of stock owned by such stockholder at any time during the preceding rolling three-year period. Calculating whether an “ownership change” has occurred is complex and subject to inherent uncertainty. This uncertainty results from the complexity of Section 382 as well as limitations on the knowledge of the ownership of, and transactions in, the securities of any publicly-traded company, including the Common Stock. The Company has analyzed the ownership information available to it, along with various scenarios of possible future changes of ownership. In light of this analysis and the Company’s current stock price and daily trading volume, the Company believes that if the Rights Plan is not approved and therefore expires, the Company may undergo a Section 382 “ownership change.”

If the Company were to experience a Section 382 “ownership change,” the use of its NOLs and credits to offset its taxable income subsequent to the “ownership change” would be materially limited. The annual limit is subject to substantial limitations and is generally calculated by multiplying (i) the aggregate value of the Company’s outstanding equity, or market capitalization, immediately prior to the “ownership change” (subject to certain reductions) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.”  If the Company were to have taxable income in excess of the NOL utilization limitations following a Section 382 “ownership change” it would not be able to offset that excess taxable income with the NOLs. Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation), an “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and/or cause some of the NOLs to expire unused. Although the Company cannot accurately predict the potential additional tax liability that may result from a Section 382 “ownership change” and subsequent limitation on its NOLs, the Company believes they could be material to it. If an “ownership change” were to have occurred at December 31, 2019, the Company would have had an annual limitation of approximately $0.5 million of NOLs (using the December 2019 applicable interest factor of 1.59% and the Company’s market capitalization of $32.5 million). If the Company’s use of its NOLs were limited to a $0.5 million annual limit, most, if not all of the Company’s pre-2018 NOLs would expire and not be used by the Company.

Summary Description of the Rights Plan

The following description of terms of the Rights Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. You are urged to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

Rights. Pursuant to the Rights Plan, the Board declared a dividend of one preferred share purchase right (each a “Right” and together the “Rights”) for each outstanding share of Common Stock under the terms of the Rights Plan. The dividend was payable on June 11, 2010 (“Plan Record Date”) to the stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company .01 of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (“Preferred Stock”) at a price of $20.00 per .01 of a share of Preferred Stock (“Purchase Price”), subject to adjustment or, in circumstances described below, to instead acquire shares of Common Stock. As a result of the Company’s 1-for-5 reverse stock split effective July 11, 2012, the number of Rights associated with each share of the Company’s Common Stock increased from one Right per share to five Rights per share pursuant to the terms of the Rights Plan. In the event that any person becomes an “Acquiring Person” (as defined in the Rights Plan), each holder of a Right, other than Rights owned by the Acquiring Person, related persons or transferees (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price), in lieu of shares of Preferred Stock, that number of shares of Common Stock (subject to any delay of exercisability approved by the Board) having a market value of two times the Purchase Price. The description and terms of the Rights are set forth in the Rights Plan.

Exercisability of Rights; Distribution Date. Until the earlier to occur of (i) the close of business on the tenth business day following the first date of public announcement that a person, entity or group (each, a “person”) has become an Acquiring Person, by acquiring ownership of 4.90% or more of the outstanding shares of Common Stock, or that the Board has concluded that a person has become an Acquiring Person, or (ii) the close of business on the 10th business day (or, except in certain circumstances, such later date as may be specified by the Board) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the ownership by a person (with certain exceptions) of 4.90% or more of the outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to Common Stock certificates outstanding as of the Plan Record Date (or any book-entry shares in respect thereof), only by such Common Stock certificate (or registration in book-entry form), and the Rights will be transferable only in connection with the transfer of Common Stock. The Rights are not exercisable until the Distribution Date.

For purposes of the Rights Plan, ownership is in general determined pursuant to applicable rules and regulations of the IRC, including Section 382, and by the definition of “beneficial ownership” of Rule 13d-3 of the Exchange Act. Ownership for Section 382 purposes is generally determined by an economic test, while the SEC definition of “beneficial ownership” focuses generally on the right to vote or control disposition of the shares.

Term of the Tax Benefit Preservation Plan and Expiration of Rights.  If the Rights Plan, as amended, is not approved by the Company’s stockholders at the Annual Meeting, the Rights Plan, as amended, and the Rights will expire at the end of the calendar month in which the final adjournment of the Annual Meeting occurs.  If the Rights Plan, as amended is approved by the Company’s stockholders at the Annual Meeting, the Rights Plan and the Rights will expire upon the earliest of (i) the close of business on May 26, 2023 unless that date is advanced or extended; (ii) the time at which the Rights are redeemed or exchanged under the Rights Plan; (iii) the repeal of Section 382 or any successor statute if the Board determines that the Rights Plan is no longer necessary for the preservation of the Company’s Tax Benefits; (iv) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward; and (v) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company. The Rights Plan requires the Board to consider the determination under subsection (v) at least annually.

Transferability of Rights. The Rights Plan provides that until the Distribution Date (or earlier expiration or redemption of the Rights), the Rights will be attached to and will be transferred with and only with the Common Stock. Until the Distribution Date (or the earlier expiration or redemption of the Rights), new shares of Common Stock issued after the Plan Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights by reference (with respect to shares represented by certificates) or notice thereof will be provided in accordance with applicable law (with respect to uncertificated shares). Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates representing shares of Common Stock outstanding as of the Plan Record Date, even without such notation, or the transfer by book-entry of any uncertificated shares of Common Stock, will also constitute the transfer of the Rights associated with such shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and the Rights will thereafter be evidenced solely by such separate Right Certificates.

Cashless Exercise of Rights. If any person becomes an Acquiring Person, the Board, in its sole discretion, may permit the Rights, other than Rights owned by the Acquiring Person, related persons or transferees (which will thereupon become null and void), to be exercised by the holders of the Rights without cash payment by surrendering the Rights Certificates (as defined below) for 50% of the shares of Common Stock that would otherwise be received upon exercise and payment of the Purchase Price.

Exchange Option. At any time after any person becomes an Acquiring Person but before the acquisition by such Acquiring Person of ownership of 50% or more of the shares of Common Stock then outstanding, the Board, at its option, may exchange the Rights other than Rights owned by such Acquiring Person, related persons or transferees (which will have become null and void), in whole or in part, for shares of Common Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of preferred stock of equivalent value, per Right (subject to adjustment).

Redemption of Rights. At any time before the time an Acquiring Person becomes such, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (“Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.

Stockholders Owning 4.90% or More as of Plan Adoption Date. Stockholders who owned 4.90% or more of the Company’s outstanding Common Stock as of the close of business on the Plan Adoption Date will not be deemed an Acquiring Person and will not trigger the Rights Plan so long as they do not (i) acquire any additional shares of Common Stock or (ii) fall under 4.90% ownership of Common Stock and then re-acquire 4.90% or more of the Common Stock. The Rights Plan does not exempt any future acquisitions of Common Stock by these persons.

Exemptions. Under the Rights Plan, the Board may, in its sole discretion, exempt any person from being deemed an Acquiring Person for purposes of the Rights Plan if the Board determines that such person’s ownership of Common Stock will not be likely to directly or indirectly limit the availability of the Company’s Tax Benefits or is otherwise in the best interests of the Company. The Board also has the authority under the Rights Plan to grant exemptions for certain inadvertent acquisitions, subject to specified conditions. The Board will not have any obligation, implied or otherwise, to grant any such exemptions.

Preferred Stock. The terms of the shares of Preferred Stock purchasable upon exercise of the Rights have been previously authorized as set forth in the Company’s Amended Certificate of Designation of Series A Junior Participating Preferred Stock. Because of the nature of the Preferred Stock’s dividend and liquidation rights, following the Company’s 1-for-5 reverse stock split effective July 11, 2012 the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right in general should approximate the value of one-fifth of a share of Common Stock.

Anti-Dilution. The Purchase Price payable, and the number of shares of Preferred Stock or Common Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution, including, in the event of stock dividends, distributions (excluding regular periodic cash dividends) or the grant of subscription rights or warrants to stockholders.

No Stockholder Rights. Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of Rights Plan. For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Plan in any manner that does not adversely affect the interests of holders of the Rights (other than the Acquiring Person, related persons or transferees).

Other Considerations

As described above in “Background and Reasons for Proposal,” the Company has significant NOLs that may be limited if an “ownership change” under Section 382 of the IRC were to occur. The Rights Plan is an important tool in reducing the likelihood that such an “ownership change” will occur and, therefore, in protecting the Company’s ability to offset future taxable income. The Rights Plan is designed to deter any person, entity or group from buying the Company’s Common Stock if the acquisition would result in a stockholder owning 4.90% or more of the Company’s outstanding Common Stock and to deter persons, entities or groups now owning more than 4.90% of Common Stock under Section 382 from acquiring additional shares of the Company’s Common Stock without the approval of the Board. In this way, the Rights Plan works to protect against an “ownership change” under Section 382 and is applicable to all holders of the Company’s Common Stock. Therefore, the Board believes it is in the Company’s and its stockholders’ best interests to approve the Rights Plan, as amended.

Nonetheless, you should consider the following points:

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The Rights Plan May Not Be Effective. The Rights Plan may not be effective in deterring all transfers that could result in such an “ownership change.”  In particular, it will not protect against (i) an “ownership change” that may have occurred before the implementation of the Rights Plan about which the Company is not aware due to delays in ownership reporting by stockholders, or (ii) an “ownership change” resulting from purchasers of shares who become 5% shareholders for purposes of Section 382, notwithstanding the Rights Plan, either because the purchaser is unaware of the Rights Plan or makes a conscious decision to discount the potential consequences under the Rights Plan.

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The Realizable Value of the Company’s NOLs Cannot Be Determined. The amount and timing of the Company’s future taxable income, if any, cannot be accurately predicted, and the Company cannot estimate the exact amount of NOLs that can ultimately be used to reduce its income tax liability. Although the Company is unable to quantify an exact value, it believes the NOLs are a very valuable asset, and the Board believes it is in the stockholders’ best interests to attempt to deter the imposition of additional limitations on their use by adopting the Rights Plan.

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Potential Effects on Liquidity. The Rights Plan is expected to deter stockholders from acquiring, directly or indirectly, additional shares of the Company’s Common Stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of the Company’s stock may be limited by reducing the class of potential acquirers for that stock.

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Potential Impact on Value. Because the Rights Plan may restrict a stockholder’s ability to acquire the Company’s Common Stock, the market value of the Common Stock might be affected. The Rights Plan could discourage or prevent accumulations of substantial blocks of shares in which the Company’s stockholders might receive a substantial premium above market value. However, these disadvantages are outweighed, in the opinion of the Board, by the importance of maintaining the availability of the Company’s Tax Benefits. The Rights Plan is intended to reduce the risk that the Company may be unable to fully utilize its Tax Benefits as a result of future transfers of the Company’s Common Stock.

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Potential Anti-Takeover Effect. The Rights Plan could be deemed to have an “anti-takeover” effect because, among other things, it restricts the ability of a person, entity or group to accumulate more than 4.90% of the Company’s outstanding Common Stock without the approval of the Board.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to approve the Rights Plan, as amended. The persons named in the enclosed proxy card will vote “FOR” the proposal unless instructed otherwise in the proxy. Abstentions will have the same effect as votes against the proposal. “Broker non-votes” will not have any effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO: (I) CLARIFY THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE OR ALTER THE VOTING POWERS OF ANY WHOLLY UNISSUED SERIES OF PREFERRED STOCK ISSUED UNDER THE CERTIFICATE OF INCORPORATION’S PREFERRED STOCK BOARD AUTHORIZATION PROVISION; (II) DELETE TWO OUTDATED CROSS-REFERENCES TO THE COMPANY’S INITIAL PUBLIC OFFERING IN PROVISIONS OF THE CERTIFICATE OF INCORPORATION THAT WERE PREVIOUSLY DELETED; AND (III) DELETE A DUPLICATIVE CLAUSE IN THE EXISTING PREFERRED STOCK AUTHORIZATION PROVISION

The Board has adopted resolutions approving, declaring the advisability of and recommending to the Company’s stockholders for their approval the amendment and restatement of the Company’s Certificate of Incorporation (“Certificate of Incorporation”) to (i) clarify the authority of the Board to determine or alter the voting powers of any wholly unissued series of preferred stock issued under the Certificate of Incorporation’s preferred stock Board authorization provision; (ii) delete two outdated cross-references to the Company’s in itial public offering in provisions of the Certificate of Incorporation that were previously deleted; and (iii) delete a duplicative clause in the existing preferred stock authorization provision. If this proposal is approved by the stockholders, the amendment and restatement of the Certificate of Incorporation will become effective upon the filing with the Secretary of State of the State of Delaware of the Seventh Amended and Restated Certificate of Incorporation of the Company in the form attached to this Proxy Statement as Appendix B-1 and incorporated herein by reference.

The approval and implementation of Proposal 3 would delete the following from the Certificate of Incorporation:
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The first sentence of Article X that currently reads: “At the election of directors of the Corporation, each holder of stock of any class or series shall be entitled to one vote for each share held.” (“Legacy Voting Provision”);
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The cross-reference in (i) the second sentence of Article VII that reads: “Effective upon the consummation of an underwritten public offering as described in Section 3(b)(i)(C) of Article IV, B hereof;” and (ii) Article XII that reads: “Effective upon the Initial Public Offering (as defined in Article IV Section 3(b)(i) above).” (“Outdated Cross-Reference Clauses”); and
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The duplicate clause in the second sentence of Article IV, Section B that reads: “to fix the number of shares of any series of Preferred Stock (“Duplicate Clause”).

The proposed changes to the Company’s Certificate of Incorporation are reflected in the comparison of the proposed Seventh Amended and Restated Certificate of Incorporation to the Company’s existing Sixth Restated Certificate of Incorporation attached to this Proxy Statement as Appendix B-2 and incorporated herein by reference.

Background and Reasons For the Amendment and Restatement of the Certificate of Incorporation

The Certificate of Incorporation authorizes the issuance of up to 11,445,187 shares of Preferred Stock, $0.001 par value per share. The Certificate of Incorporation also contains the following provision (“Preferred Stock Board Authorization Provision”) that authorizes the Board, without stockholder approval, to issue the authorized shares of Preferred Stock in one or more series having such rights, powers (including voting powers), preferences, privileges and restrictions as the Board may determine by resolution (the underlined text is the Duplicate Clause):

The undesignated shares of Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, powers (including voting powers), preferences and privileges, and the qualifications, limitations or restrictions thereof, granted to or imposed upon any wholly unissued series of Preferred Stock, and, to fix the number of shares of any series of Preferred Stock to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

At the Company’s 2013 Annual Meeting of Stockholders, the Company sought and received stockholder approval to amend the Preferred Stock Board Authorization Provision to make clear and explicitly state the authority of the Board to determine the voting powers for any series of preferred stock authorized by the Board under the Preferred Stock Authorization Provision (“Board-Authorized Preferred Stock”). The intent of the 2013 amendment was to eliminate any uncertainty regarding the Board’s authority to determine or alter the voting powers of any series of Board-Authorized Preferred Stock. However, the Company inadvertently did not also propose to amend Article X of the Certificate of Incorporation to delete the Legacy Voting Provision that predated the Company’s initial public offering in 1999 (“IPO”) and conversion of pre-IPO series of preferred stock into Common Stock. Because the Legacy Voting Provision provides that at the election of directors each holder of stock of any class or series is entitled to one vote for each share held, it could be interpreted to restrict the Board’s authority to determine the voting power at the election of directors of any wholly unissued series of Board-Authorized Preferred Stock. Accordingly, some uncertainty existed as to the Board’s full authority to determine voting powers at the election of directors for any series of wholly unissued Board-Authorized Preferred Stock. To eliminate this uncertainty, the Board has approved the amendment and restatement of the Certificate of Incorporation to delete the Legacy Voting Provision.

The Board of Directors believes that the complexity and timing of business financing and possible future transactions require flexibility and the ability to move quickly to close transactions. If the proposed amendment is approved, it would clarify the Board’s authority to determine or alter by resolution the voting powers, including at election of directors, of up to 11,445,187 shares of preferred stock. The Board would be able to make such determinations without any further stockholder approval (except as may otherwise be required by applicable law or rules of any stock exchange on which our securities may then be listed). The Board’s authority would include the authority to create one or more series of Preferred Stock with no, one or more votes per share at the election of directors. The Board believes that any uncertainty regarding the Board’s authority under the Preferred Stock Authorization Provision to determine the voting powers of Board-Authorized Preferred Stock adversely impacts the Board’s flexibility to create preferred stock for corporate purposes, including in connection with capital raising and acquisitions. The Board has determined that the removal of any uncertainty regarding limitations on the Board’s authority to determine the voting powers of any wholly unissued Board-Authorized Preferred Stock at the election of directors is advisable and in the best interests of the Company and its stockholders.

Although the elimination of the Legacy Voting Provision is intended to allow the Company to avoid the costs, expenses and delay associated with obtaining stockholder approval, some issuances of preferred stock (as well as our Common Stock) may be nevertheless subject to stockholder approval requirements under applicable laws and/or the rules of any stock exchange on which our securities may then be listed. For example, Rule 5635 of The Nasdaq Capital Market sets forth several circumstances in which stockholder approval is required prior to the issuance of securities.

The Board of Directors has no current plans, arrangements or understandings with respect to the issuance of any shares of Board-Authorized Preferred Stock, other than the Series A Junior Participating Preferred Stock that may be issued under the Company's Tax Benefit Preservation Plan (see Proposal 2 above).

In addition to, and in connection with, the deletion of the Legacy Voting Provision, the Board has determined to amend and restate the Certificate of Incorporation to delete the Outdated Cross-Reference Clauses and the Duplicate Clause. These deletions are proposed to eliminate any potential confusion caused by these clauses. The Board believes that these deletions are non-substantive and that it is convenient to delete these clauses at the same time that the Certificate of Incorporation is otherwise being amended and restated for other reasons. The Outdated Cross-Reference Clauses reference provisions of the Certificate of Incorporation that related to three series of preferred stock that were converted into Common Stock in connection with the Company’s IPO, which provisions were deleted from the Certificate of Incorporation upon approval of the stockholders at the Company’s 2013 Annual Meeting of Stockholders. However, the Outdated Cross-reference provisions inadvertently were not deleted at the same time. The Duplicative Clause reflects a drafting error in the existing Preferred Stock Board Authorization Provision.

Principal Effects of the Elimination of the Legacy Voting Provision.

The elimination of the Legacy Voting Provision under this Proposal 3 alone will not have any immediate effect on the issued and outstanding and reserved shares of Common Stock, on options, warrants or notes exercisable for or convertible into Common Stock or upon the number of authorized shares of Preferred Stock. The actual effects of the amendment upon the holders of Common Stock, if any, cannot be stated unless and until the Board determines or alters the voting powers at the election of directors of any wholly unissued series of preferred stock.

Effect on Board’s Authority under Existing Preferred Stock Board Authorization Provision. The elimination of the Legacy Voting Provision will remove uncertainty as to the Board’s authority to determine the voting powers at the election of directors of any wholly unissued series of Board-Authorized Preferred Stock. Should the stockholder not approve this Proposal 3, this uncertainty will remain and may cause the Board of Directors to obtain stockholder approval of a new series of preferred stock when such approval may not be necessary. Even if this Proposal 3 is not approved by the stockholders, the Board is still authorized to determine the voting powers of Board-Authorized Preferred Stock, provided that each share of Board-Authorized Preferred stock will have one vote in the election of directors of the Company.

The relative voting power of the holders of the Common Stock at the election of directors could be adversely affected. The relative voting power of the holders of Common Stock in the election of directors would not be immediately affected by elimination of the Legacy Voting Provision. However, the relative voting power of the holders of Common Stock could be adversely affected if the Board designates a new series of Board-Authorized Preferred Stock, or amends an existing wholly unissued series of Board-Authorized Preferred Stock, such as the Series A Junior Participating Preferred Stock, and provides for voting powers greater than one vote per share of Board-Authorized Preferred Stock at the election of directors.

No Effect on the Number of Issued and Outstanding or Reserved Shares of Common Stock. Currently, the Company is authorized to issue up to a total of 200,000,000 shares of Common Stock of which 13,146,831 shares were issued and outstanding as of the Record Date. The elimination of the Legacy Voting Provision will not affect the number of authorized shares of Common Stock, the number of shares of Common Stock outstanding or the number of shares of Common Stock reserved for issuance of Common Stock under outstanding stock options or warrants. The approval and implementation of this Proposal 3 will not alone alter the relative rights and preferences of existing stockholders. All issued and outstanding shares of Common Stock will remain fully paid and non-assessable after the implementation of the proposed amendment and restatement. The number of stockholders of record will not change as a result of stockholder approval of this Proposal 3.

No Effect on Number of Authorized Shares of Preferred Stock. Currently the Company is authorized to issue up to a total of 11,445,187 shares of Preferred Stock, par value $0.001 per share, none of which are issued and outstanding. Currently, 2,000,000 shares of Preferred Stock are designated “Series A Junior Participating Preferred Stock,” with the number of Series A Junior Participating Preferred Stock shares being subject to increase or decrease by resolution of the Board. The Series A Junior Participating Preferred Stock is reserved for issuance in accordance with the Company’s Tax Benefit Preservation Plan. The elimination of the Legacy Voting Provision will not change either the total number of authorized shares of Preferred Stock or the par value of the Preferred Stock.

No Change in Par Value Per Share, Stated Capital or Additional Paid-In Capital. The elimination of the Legacy Voting Provision will not change the par value per share of the Common Stock, the stated capital attributable to the Common Stock or the additional paid-in capital account on the Company’s balance sheet. The per-share net income or loss and net book value of the Common Stock will not be affected as a result of the elimination of the Legacy Voting Provision.

No Effect on Outstanding Options, Stock Option and Equity Incentive Plans, and Warrants. The elimination of the Legacy Voting Provision will not affect the terms of outstanding options to purchase Common Stock or any outstanding warrants to purchase shares of Common Stock.

No Effect on Tax Benefit Preservation Plan. The elimination of the Legacy Voting Provision will not affect the Company’s Tax Benefit Preservation Plan, the number of Rights associated with each share of the Company’s Common Stock then outstanding or issued or the number of shares of Common Stock that might be issued should the Rights be triggered.

No Effect on the Company’s Registration and Reporting Under the Securities Exchange Act of 1934 or on the Company’s NASDAQ Capital Market Listing. The Company’s Common Stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The elimination of the Legacy Voting Provision will not affect the registration of the Common Stock or the Company’s reporting obligations under the Exchange Act. If the Legacy Voting Provision is eliminated, the Company’s Common Stock will continue to be listed on The Nasdaq Capital Market under the symbol “AUTO”, subject to continued compliance with the exchange's listing criteria.

No Effects of the Proposed Amendment and Restatement of the Certificate of Incorporation to Delete the Duplicate Clause and the Outdated Cross-Reference Clauses.

The approval and implementation of the amendment and restatement of the Certificate of Incorporation to delete the Duplicate Clause and the Outdated Cross-Reference Clauses under this Proposal 3 are non-substantive and will have no effect on any stockholders or class or series of capital stock of the Company.

Disadvantages and Risks Associated with the Elimination of the Legacy Voting Provision

The availability of undesignated preferred stock that could be issued with voting rights at the election of directors greater than one vote per share may have certain negative effects on the holders of our Common Stock. The actual effects cannot be stated until the Board of Directors determines the specific voting powers of any wholly unissued series of Board-Authorized Preferred Stock. Even though the Board of Directors believes that the elimination of the uncertainty regarding its authority to issue Preferred Stock outweigh any potential disadvantages that might result from the actual issuance of any such shares of Preferred Stock, the following are some of the possible disadvantages that could result from the elimination of the Legacy Voting Provision.

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The elimination of the Legacy Voting Provision will eliminate any uncertainty concerning the Board of Directors’ power, without future stockholder approval, to create one or more series of preferred stock having a voting power of more than one vote per share at the election of directors. The relative voting power of the holders of Common Stock in the election of directors would not be immediately affected by elimination of the Legacy Voting Provision. The relative voting power of the holders of Common Stock would be adversely affected if the Board designates a new series of Board-Authorized Preferred Stock, or amends an existing wholly unissued series of Board-Authorized Preferred Stock, such as the Series A Junior Participating Preferred Stock, and provides for voting powers greater than one vote per share of Board-Authorized Preferred Stock at the election of directors.

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Preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board of Directors could designate and issue a series of Preferred Stock with voting rights sufficient to out vote the holders of our Common Stock at the election of directors. The effect of those provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders, even if such proposed actions would be beneficial to our stockholders. This could include discouraging unsolicited proposals to acquire the Company even if such bid represents a premium over our then existing trading price and thereby prevent stockholders from receiving the maximum value for their shares.

The Board of Directors believes that the advantages of eliminating the Legacy Voting Provision outweigh its potential disadvantages. To the extent issuance of Preferred Stock may have anti-takeover effects, potential acquirers will be encouraged to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction and other strategic alternatives with adequate time and flexibility in order to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the stockholders’ interests. It is also the Board of Directors’ view that the existence of Preferred Stock issued under the preferred stock authorization provision should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and that is in the best interests of its stockholders.

Other provisions of our existing Certificate of Incorporation and Bylaws, our Tax Benefit Preservation Plan and certain provisions of Delaware law may already have the effect of preventing, discouraging or delaying any change in the control of our Company. The following provisions may have anti-takeover effects: (i) the lack of cumulative voting in the election of directors that would otherwise allow less than a majority of stockholders to elect director candidates; (ii) restrictions on who may call a special meeting of our stockholders; (iii) advance notice procedures for stockholder proposals and director nominations; (iv) the classification of our Board of Directors into three classes, and that each director be elected for a full term of three years, thereby reducing the possibility that a third party could effect a sudden or surprise change of control of our Board of Directors because the third party could potentially only replace those directors up for election in any given year; (v) the inability of stockholders to take action by written consent; and (vi) the existing preferred stock authorization provision that allows the Board of Directors to issue series of Preferred Stock that could convert into voting Common Stock at a ratio higher than one-for-one, thereby potentially diluting the voting power of existing holders of Common Stock.

In addition, the Company has not opted out of Section 203 of the Delaware General Corporation Law in its Certificate of Incorporation and are therefore subject to Section 203. In general, Section 203 prohibits a purchaser who acquires, without the approval of the Company’s Board of Directors, 15% or more of our outstanding voting stock, an “interested stockholder,” from completing a “business combination” with the Company for three years, unless such interested stockholder (i) increases its holdings of voting stock from less than 15% to at least 85% of our outstanding voting stock (excluding for such purposes, shares owned by directors, officers and certain employee stock plans) in a single transaction, (ii) obtains the subsequent approval of our Board of Directors and the approval, at a special or annual meeting of the holders of at least 66 2/3% of our outstanding voting stock held by persons other than the interested stockholder, or (iii) obtained the approval of our Board of Directors of the “business combination” before such purchaser became an “interested stockholder.” The definition of “business combinations” contained in Section 203 is defined broadly to include a merger, consolidation, asset sale or other similar transaction. Section 203 encourages persons interested in acquiring the Company to negotiate in advance with our Board of Directors because the special stockholder voting requirement imposed by Section 203 can be avoided if such person, prior to acquiring 15% of a company’s voting stock, obtains the approval of our Board of Directors for such acquisition or for the proposed business combination. In addition, Section 203 provides limited protection against the potential inequities inherent in “two-tier” business combination transactions. Under Section 203, any merger, consolidation or similar transaction following a partial tender offer that has not been approved by a majority of our Board of Directors requires approval by the holders of at least 66 2/3% of the remaining shares of our outstanding stock (unless the acquirer obtains 85% or more of our voting stock in such partial tender offer). Furthermore, Section 203 tends to discourage the accumulation of large blocks of stock by third parties which may be disruptive to the stability of our relationships with our employees, customers and major lenders.

Implementation of Proposal 3

If Proposal 3 is approved at the Annual Meeting, the amendment and restatement of the Certificate of Incorporation will become effective upon filing of an Amended and Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware.

No Dissenters’ or Appraisal Rights

Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to the amendment and restatement of the Certificate of Incorporation proposed by this Proposal 3.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of Common Stock issued and outstanding on the Record Date is required to approve this Proposal 3. The persons named in the enclosed proxy card will vote FOR the proposal unless instructed otherwise in the proxy. Abstentions, “broker non-votes” and shares not present in person or by proxy at the Annual Meeting will have the same effect as votes against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board’s Audit Committee has appointed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for 2020.  The Audit Committee and the Board recommend that the Company’s stockholders ratify this appointment. In line with this recommendation, the Board intends to introduce the following resolution at the Annual Meeting:

RESOLVED, that the appointment of Moss Adams LLP as the independent registered public accounting firm for the Company for the year 2020 is ratified.

Stockholder ratification of the Audit Committee’s selection of Moss Adams as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. Nevertheless, the Board is submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice and the Audit Committee will reconsider whether to retain Moss Adams if the stockholders fail to ratify its selection. In addition, even if the stockholders ratify the selection of Moss Adams, the Audit Committee may in its discretion appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company. A representative of Moss Adams is expected to be present at the Annual Meeting, either in person or available remotely, to make a statement if the representative desires and to respond to appropriate questions that may be asked by stockholders.

Vote Required

The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to approve Proposal 4. The persons named in the enclosed proxy card will vote “FOR” the proposal unless instructed otherwise in the proxy. Abstentions will have the same effect as votes against the proposal. “Broker non-votes” will not have any effect on the outcome of this proposal.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

BOARD OF DIRECTORS

The current members of the Board of AutoWeb are as follows:

Name	Age	Position
Michael J. Fuchs	75	Chairman of the Board
Michael A. Carpenter	73	Director
Matias de Tezanos	40	Director
Chan W. Galbato	57	Director
Mark N. Kaplan	90	Director
Jared R. Rowe	46	Director, President and Chief Executive Officer
Janet M. Thompson	70	Director
Jose Vargas	41	Director

Michael J. Fuchs. Mr. Fuchs has served as a director of AutoWeb since September 1996 and became Chairman in June 1998. Since May 2001, Mr. Fuchs has been engaged in private investing for his own behalf. From November 2000 to May 2001, Mr. Fuchs was Chief Executive Officer of MyTurn.com, Inc. and was Interim Chief Executive Officer from April 2000 to October 2000. Mr. Fuchs was a consultant from November 1995 to April 2000. Mr. Fuchs was Chairman and Chief Executive Officer of Home Box Office, a division of TimeWarner Entertainment Company, L.P., a leading pay-television company, from October 1984 until November 1995, and Chairman and Chief Executive Officer of Warner Music Group, a division of Time Warner Inc., from May 1995 to November 1995. Mr. Fuchs holds a B.A. Degree from Union College and a J.D. Degree from the New York University School of Law. Mr. Fuchs was a significant early investor in the Company.

Michael A. Carpenter. Mr. Carpenter has served as a director of AutoWeb since September 2012. Mr. Carpenter served as the Chief Executive Officer and as a director of Ally Financial Inc. from November 2009 until his retirement in February 2015. Ally Financial is one of the nation’s largest financial services companies, with a concentration in automotive lending. In 2007, Mr. Carpenter founded Southgate Alternative Investments, Inc. From 2002 to 2006, he was Chairman and Chief Executive Officer of Citigroup Alternative Investments, overseeing proprietary capital and customer funds globally in various alternative investment vehicles. From 1998 to 2002, Mr. Carpenter was Chairman and Chief Executive Officer of Citigroup’s Global Corporate & Investment Bank with responsibility for Salomon Smith Barney Inc. and Citibank’s corporate banking activities globally. Mr. Carpenter was named Chairman and Chief Executive Officer of Salomon Smith Barney Inc. in 1998, shortly after the merger that created Citigroup. Prior to Citigroup, Mr. Carpenter was Chairman and Chief Executive Officer of Travelers Life & Annuity and Vice Chairman of Travelers Group Inc. responsible for strategy and business development. From 1989 to 1994, Mr. Carpenter was Chairman of the Board, President and Chief Executive Officer of Kidder Peabody Group Inc., a wholly owned subsidiary of General Electric Company. From 1986 to 1989, Mr. Carpenter was Executive Vice President of GE Capital Corporation. He first joined GE in 1983 as Vice President of Corporate Business Development and Planning and was responsible for strategic planning and development as well as mergers and acquisitions. Earlier in his career, Mr. Carpenter spent nine years as Vice President and Director of the Boston Consulting Group and three years with Imperial Chemical Industries of the United Kingdom. Mr. Carpenter was elected to the board of CIT, Inc., a publicly held financial holding company, on May 1, 2016. He also serves on the boards of Law Finance Group, US Retirement Partners, the New York City Investment Fund, the Rewards Network, Inc., Client 4 Life Management Systems, and Validity Capital, and has been a board member of the New York Stock Exchange, General Signal, Loews Cineplex and various other private and public companies. Mr. Carpenter received a Bachelor of Science degree from the University of Nottingham, England, and a Master of Business Administration from the Harvard Business School where he was a Baker Scholar. Mr. Carpenter also holds an honorary degree of Doctor of Laws from the University of Nottingham. Mr. Carpenter’s experience in investment and commercial banking, executive management and capital markets led the Board to conclude that Mr. Carpenter should serve as one of the Company’s directors.

Matias de Tezanos. See Mr. de Tezanos’ biographical information included under the section of this Proxy Statement entitled “PROPOSAL 1–ELECTION OF DIRECTORS–Nominees for Class I Directors.”

Chan W. Galbato. See Mr. Galbato’s biographical information included under the section of this Proxy Statement entitled “PROPOSAL 1–ELECTION OF DIRECTORS–Nominees for Class I Directors.”

Mark N. Kaplan. Mr. Kaplan has served as a director of AutoWeb since June 1998. Mr. Kaplan was a member of the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from 1979 through 1998 and currently is of counsel to that firm, Chairman of the Board and Chief Operating Officer of Engelhard Minerals & Chemicals Corporation (mining and chemicals) from 1977 to 1979, and President and Chief Executive Officer of Drexel Burnham Lambert (investment banking) from 1970 to 1977. Mr. Kaplan serves as Chairman of the compensation committee of the board of directors of American Biltrite Inc., a publicly traded company. He is a Trustee of Bard College, the New York Academy of Medicine, a member and former Chairman of the New York City Audit Committee, a member of the New York City Housing Authority Audit Committee, a Trustee and Chairman of the Audit Committee of WNET.org (provider of public media in the New York City metropolitan area), a director of twenty investment funds managed by Gresham Investment Management LLC, as well as an advisor to fifteen additional private Gresham fund properties. Mr. Kaplan has also served on the boards of Volt Information Services, Inc., Congoleum Corp., DRS Technologies Inc., and other privately held entities or mutual funds. Mr. Kaplan was formerly the Chairman of the Audit Advisory Committee of the Board of Education of The City of New York, Vice-Chairman and Governor of the board of directors of The American Stock Exchange, Inc., and a director of Security Industry Automation Corporation. Mr. Kaplan holds a Bachelor of Arts degree from Columbia College and a Bachelor of Laws degree from Columbia Law School. Mr. Kaplan’s experience in securities and corporate laws, mergers and acquisitions, investment banking and business management, as well as his qualification as an audit committee financial expert, led the Board to conclude that Mr. Kaplan should serve as one of the Company’s directors.

Jared R. Rowe. See Mr. Rowe’s biographical information included under the section of this Proxy Statement entitled “PROPOSAL 1–ELECTION OF DIRECTORS–Nominees for Class I Directors.”

Janet M. Thompson. Ms. Thompson has served as a director of AutoWeb since March 2008. Ms. Thompson is Executive Vice President of HAAH Automotive Holdings, an exclusive distributor for Asian automotive brands in North America. From January 2015 to February 2019, Ms. Thompson was Senior Vice President of Ipsos Automotive, a global automotive market research company. Prior to that Ms. Thompson was Vice President, Marketing of Advanstar Communications Inc., the leading provider of integrated media solutions to the automotive aftermarket, pharmaceutical, healthcare, power sports and fashion industries from July 2011 to January 1, 2015; Vice President, Automotive Group for The Marketing Arm, an Omnicom Group agency, from January 2011 to June 2011; Executive Vice President of the Diversified Agency Services Division of Omnicom Group, an advertising firm, from November 2007 to August 2010; Vice President, Marketing Nissan and Infiniti Divisions of Nissan North America, from July 2004 to September 2007; and from July 1999 to July 2004, Ms. Thompson was Chief Executive Officer and President of The Designory, Inc., a marketing firm owned by the Omnicom Group. Ms. Thompson held sales or marketing positions at Mazda Motor of America, Toyota Motor Sales, U.S.A. and Chrysler Corporation, from 1972 to 1994. Ms. Thompson received a Bachelor of Arts degree in business from Western Michigan University and a Master of Business Administration from University of Detroit. Ms. Thompson has the distinction of being named one of the Top 100 Women in the Automotive Industry in both 2005 and 2010.

Jose Vargas. Mr. Vargas has served as a director of AutoWeb since October 1, 2015 and as the Company’s Chief Revenue Officer from October 1, 2015 to April 12, 2018. From September 18, 2013 to October 1, 2015, Mr. Vargas was a director and president of a company that provided an internet-based, pay-per-click advertising marketplace for the automotive industry, which was acquired by the Company as of October 1, 2015. Mr. Vargas is a co-founder, director and the president of PeopleFund, and a co-founder of, and currently serves as a co-managing director and president of PF Holding, as well as vice president and a director of PF Auto, an entity affiliated with PeopleFund, and co-managing director, president and secretary of Auto Holdings, also an entity affiliated with PeopleFund. Mr. Vargas is also a director or officer of a number of privately-held companies that include Healthcare, Inc., an online search, comparison and recommendation tool for healthcare consumers, Blue Mountain 17 Inc., Blue Mountain 18 Inc., Blue Mountain 30 Inc., Blue Mountain 31 Inc., Blue Mountain 45 Inc., Blue Mountain 46 Inc., Blue Mountain 48 Inc., Blue Mountain 73 Inc., Classifieds Corp., Gray Mountain Inc., PeopleFund Inc., People Ventures Inc., PV SU Holding, Inc., PV SU Investment, Limited Partnership, MapFit Inc. (prior: GeoFi, Inc.), PF Classifieds Inc., PF Healthcare Inc., Galeb3 Inc., and Healthcare.com Insurance Services, LLC. Mr. Vargas received a Bachelor of Science degree from Florida International University.

Messrs. de Tezanos and Vargas were appointed to the Board pursuant to the Stockholder Agreement described below under the section of this Proxy Statement entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” upon AutoWeb’s acquisition of Autobytel, Inc. (formerly, AutoWeb, Inc.), as of October 1, 2015. They serve as the two representatives on the Board designated by the former owners of Autobytel, Inc. (formerly AutoWeb, Inc.) prior to its acquisition by the Company. Their experience in founding and growing technology and online media companies led the Board to conclude that they should serve as directors of the Company.

EXECUTIVE OFFICERS

The current executive officers of AutoWeb are as follows:

Name	Age	Position
Jared R. Rowe	46	President, Chief Executive Officer, and Director
Daniel R. Ingle	50	Executive Vice President, Chief Operating Officer
Glenn E. Fuller	65	Executive Vice President, Chief Legal Officer and Secretary
Joseph P. (“JP”) Hannan	48	Executive Vice President, Chief Financial Officer
Sara E. Partin	38	Senior Vice President, Chief People Officer

Jared R. Rowe. See Mr. Rowe’s biographical information included under the section of this Proxy Statement entitled “PROPOSAL 1–ELECTION OF DIRECTORS–Nominees for Class I Directors.”

Daniel R. Ingle. Mr. Ingle joined AutoWeb as Executive Vice President, Chief Operating Officer in January 2019. Prior to joining AutoWeb, Mr. Ingle was Vice President of International Business Development at Cox Automotive focused on the global expansion of Kelley Blue Book. Mr. Ingle joined Kelley Blue Book in 2006 and has held several different leadership positions including Vice President of Vehicle Valuations and Industry Solutions and Vice President of Analytic Insights and Technology. Prior to Kelley Blue Book, Mr. Ingle served as Director of Information Technology for Capital One Auto Finance and held other positions at PeopleFirst.com, Thomson Technology Consulting Group and Ernst and Young, in addition to conducting his own consulting business. Mr. Ingle received his Bachelor of Science degree in Management Information Systems from Ohio University.

Glenn E. Fuller. Mr. Fuller joined AutoWeb as Vice President, Legal Affairs in October 2006 and was promoted to Senior Vice President, Chief Legal Officer and Secretary in April 2008, Senior Vice President, Chief Legal and Administrative Officer and Secretary in December 2008, Executive Vice President, Chief Legal and Administrative Officer and Secretary as of January 19, 2009, and Executive Vice President, Chief Legal Officer and Secretary as of March 1, 2019. Prior to joining AutoWeb, Mr. Fuller was in private legal practice from August 2002 to October 2006, and from June 1996 to July 2002, he served as Senior Vice President, Chief Legal Officer and General Counsel of Freedom Communications, Inc. (newspapers, television stations and other media). From April 1994 to June 1996, Mr. Fuller was of counsel to the law firm of Gibson, Dunn & Crutcher LLP and was associated with that firm from September 1980 to May 1987. Mr. Fuller was a partner in the law firm of Pettis, Tester, Kruse & Krinsky from January 1988 to December 1992 and employed as an attorney at that firm from May 1987 to December 1987 and from January 1993 to June 1993. From July 1993 to January 1994, Mr. Fuller was Executive Vice President and General Counsel of Airline Computerized Ticketing (airline ticketing). Mr. Fuller received his Bachelor of Arts degree from California State University at Long Beach and a Juris Doctor degree from the University of Southern California.

Joseph P. (“JP”) Hannan. Mr. Hannan joined AutoWeb as Executive Vice President, Chief Financial Officer in December 2018. Prior to joining AutoWeb, Mr. Hannan served as the Chief Financial Officer of Social Reality, Inc. (October 2016 to December 2018). Mr. Hannan was employed by Cumulus Media, Inc. (NASDAQ: CMLS), serving as Senior Vice President, Treasurer and Chief Financial Officer (March 2010 to June 2016), as Interim Chief Financial Officer (July 2009 to March 2010) and Vice President and Controller (April 2008 to July 2009). He also served concurrently as Chief Financial Officer of Modern Luxury Media, an affiliate of Cumulus Media, Inc., from August 2010 to June 2016. From May 2006 to July 2007, Mr. Hannan served as Vice President and Chief Financial Officer of the radio division of Lincoln National Corporation (NYSE: LNC), and from March 1995 to November 2005 he served in a number of executive positions including Chief Operating Officer and Chief Financial Officer of Lambert Television, Inc., a privately held television broadcasting, production and syndication company. Mr. Hannan has served as a director on a number of company boards, and is currently Chairman of Barefoot Luxury, Inc., an international hospitality company based in Atlanta, Georgia. He previously served as a director of Regent Communications, Inc., International Media Group, and iBlast, Inc. Mr. Hannan received his Bachelor of Science degree from the Marshall School of Business at the University of Southern California.

Sara E. Partin. Ms. Partin joined AutoWeb as Senior Vice President, Chief People Officer in October 2018. Prior to joining AutoWeb, Ms. Partin was the Chief Human Resources Officer of The Real Yellow Pages (YP) and held multiple senior human resources leadership positions at Cox Automotive, including leading people integration efforts for Autotrader, Kelley Blue Book, and Dealer.com. Prior to her work with Cox Automotive, Ms. Partin was an associate attorney at the law firms of Kilpatrick Townsend & Stockton LLP, Dow Lohnes PLLC, and Alston & Bird LLP. Ms. Partin received her Bachelor of Arts Degree in History from Stanford University and her Juris Doctor degree from Harvard Law School.

All of the officers named in the Executive Officer table above served as executive officers during 2019.

All executive officers of AutoWeb are chosen by the Board of Directors and serve at its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the calculation of beneficial ownership of Common Stock as of the Record Date, by all persons known by AutoWeb to be beneficial owners of more than 5% of the Common Stock of AutoWeb, each director and nominee, each of the named executive officers identified in the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Summary Compensation,” and all directors and executive officers as a group (including the named executive officers). Shares of Common Stock are deemed to be outstanding and to be beneficially-owned by the persons listed below for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person, if that person has the right to acquire beneficial ownership of such shares within 60 days of the Record Date through the exercise of any option, warrant or other right or the conversion of any security, or pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement. Except as otherwise noted, the persons or entities in this table have sole voting and dispositive power with respect to all shares of Common Stock beneficially owned by them subject to community property laws, where applicable. The information with respect to each person specified is as supplied or confirmed by that person, based upon statements filed with the SEC or based upon the actual knowledge of AutoWeb.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Investment and Development Finance Corp. (2)(5)	2,902,928	22.1%
Matias de Tezanos (4)(5)	2,882,928	21.9%
Jose Vargas (3)(5)	2,882,710	21.9%
Auto Holdings Ltd (5)	2,782,928	21.2%
1 8 999 Trust (6)	1,173,445	8.9%
Piton Capital Partners LLC (7)	965,000	7.3%
Jared R. Rowe (8)	942,830	6.7%
Daniel R. Ingle (9)	119,432	*
Michael J. Fuchs (10)	114,680	*
Joseph P. Hannan (11)	91,250	*
Michael A. Carpenter (12)	73,000	*
Mark N. Kaplan (13)	69,000	*
Janet M. Thompson (14)	64,040	*
Chan W. Galbato (15)	14,383	*
All executive officers (including named executive officers) and directors as a group (12 persons) (16)	6,172,101	41.8%

* Less than 1%

(1)	Unless otherwise indicated, the address of all the owners is: c/o AutoWeb, Inc., 400 North Ashley Drive, Suite 300, Tampa, Florida 33602.
(2)
In addition to the beneficial ownership reported in Footnote 5 below, the beneficial ownership of Investment and Development Finance Corp., a Panama business company (“IDFC”), includes the additional 120,000 shares, in the aggregate, reported on Form 4s filed May 21, 23, and 24, 2018.

(3)	In addition to the beneficial ownership reported in Footnote 5 below, the beneficial ownership of Mr. Vargas includes the additional 82,029 shares reported on a Form 4 filed December 11, 2018.
(4)
In addition to the beneficial ownership reported in Footnote 5 below, the beneficial ownership of Mr. de Tezanos includes the additional 100,000 shares reported on Form 4s filed December 11, 2018 and August 16, 2019.

(5)
The information presented in this line item with respect to the beneficial ownership of Auto Holdings, IDFC, and Messrs. de Tezanos and Vargas was obtained from the Schedule 13D/A filed April 26, 2018 (“Auto Holdings Schedule 13D/A”), jointly filed by the following persons: (i) Auto Holdings; (ii) PF Holding; (iii) Ceiba International Corp., a Panama business company (“Ceiba”); (iv) Jose Vargas, a director of AutoWeb; (v) Galeb3 Inc., a Florida corporation owned solely by Mr. Vargas (“Galeb3”); (vi) Matias de Tezanos, a citizen of Costa Rica and director of AutoWeb; (vii) Manatee Ventures Inc., a British Virgin Islands business company wholly owned by Mr. de Tezanos and his wife Isabel Ruiz Estrada (“Manatee”); (viii) John Peter Klose de Ojeda, a citizen of Guatemala; (ix) Richard Aitkenhead Castillo, a citizen of Guatemala; (x) IDFC; (xi) IDC Financial, S.A., a Panama business company (“IDC Financial”); (xii) Juan Christian Klose Pieters; (xiii) Margarita Klose; (xiv) Jorge Miguel Fernandez Bianchi, a citizen of Guatemala; (xv) PeopleFund; and (xvi) PF Auto (collectively, “Auto Holdings Reporting Persons”). The Auto Holdings Schedule 13D/A states that each of the Auto Holdings Reporting Persons disclaims beneficial ownership of the reported shares except to the extent of their pecuniary interest therein and discloses that Mr. Vargas has sole voting and dispositive power with respect to 17,753 shares and that he and the other Auto Holdings Reporting Persons share dispositive power with respect to 2,782,928 shares. Pursuant to an Amended and Restated Stockholder Agreement dated as of October 1, 2015, by and among AutoWeb, Auto Holdings, IDFC, Mr. de Tezanos, Mr. Vargas, and other parties to that agreement (as amended, “Stockholder Agreement”), the reported shares are subject to irrevocable proxies in favor of AutoWeb’s Chief Executive Officer, Chief Financial Officer, and Chief Legal Officer, and each of them individually, to exercise all voting rights of the applicable stockholders with respect to the shares at any meeting of stockholders of the Company, and in any action by written consent of the stockholders of the Company, in accordance with the recommendations of or instructions provided by the Board. The Auto Holdings Schedule 13D/A lists the addresses of the Auto Holdings Reporting Persons as follows: (i) Auto Holdings, PF Auto, Mr. de Tezanos, Manatee, Mr. Juan Christian Klose Pieters, Ms. Margarita Klose IDC Financial, Jorge Miguel Fernandez Bianchi, PF Holding, PeopleFund, Diagonal 6, 12-42 zona 10, Edificio Design Center, Torre II, Of. 1103, Guatemala City, Guatemala 01010; (ii) Ceiba, IDFC, Mr. John Peter Klose de Ojeda and Mr. Aitkenhead Castillo: 13 calle 2-60, zona 10, Edificio Topacio Azul, Of. 1301, Guatemala City, Guatemala 01010; and (iii) Mr. Vargas and Galeb3: 3401 N. Miami Avenue, Suite 205, Miami, Florida 33127. The reported shares do not include up to 1,153,110 shares that may be acquired upon conversion of certain warrants to purchase Common Stock that have stock price based vesting conditions that have not yet been met.

(6)
The information presented in the table with respect to the beneficial ownership of The 1 8 999 Trust was obtained from the Schedule 13D/A filed on March 4, 2019 (“1 8 999 Trust Schedule 13D/A”), jointly by the following persons: (i) The 1 8 999 Trust; (ii) Daniel M. Negari; (iii) The Insight Trust; and (iv) Michael R. Ambrose, (collectively, the “1 8 999 Reporting Persons”). The 1 8 999 Trust Schedule 13D/A lists the address of the 1 8 999 Trust Reporting Persons as follows: 2121 E. Tropicana Avenue, Suite 2, Las Vegas, NV 89119. The 1 8 999 Trust Schedule 13D/A discloses that the 1 8 999 Trust has shared voting and dispositive power with respect to 973,112 shares; Mr. Negari has sole voting and dispositive power with respect to 133 shares and shared voting and dispositive power with respect to 973,245 shares; and the Insight Trust and Mr. Ambrose have shared voting and dispositive power with respect to 200,200 shares. Pursuant to a Tax Benefit Preservation Plan Exemption Agreement dated as of November 30, 2018, by and among the Company and the 1 8 999 Trust Reporting Persons (“1 8 999 Trust Exemption Agreement”), approximately 531,205 shares of the shares of Common Stock reported as beneficially owned by the 1 8 999 Reporting Persons are subject to irrevocable proxies in favor of AutoWeb’s Chief Executive Officer, Chief Financial Officer and Chief Legal Officer, as each of them individually, to exercise all voting rights of the applicable stockholders with respect to the shares at any meeting of stockholders of the Company, and in any action by written consent of the stockholders of the Company, in accordance with the recommendations of or instructions provided by the Board.

(7)
The information presented in the table with respect to the beneficial ownership of Piton Capital Partners LLC (“Piton”) was obtained solely from the Schedule 13G/A filed February 11, 2020 (“Piton Schedule 13G/A”). The Piton Schedule 13G/A lists the address of Piton Capital Partners LLC as follows: c/o Kokino LLC, 201 Tresser Boulevard, 3rd Floor, Stamford, Connecticut 06901, Attention: Garrett Lynam. Pursuant to a Tax Benefit Preservation Plan Exemption Agreement dated as of November 15, 2017, by and between the Company and Piton (“Piton Exemption Agreement”), approximately 322,759 shares of the shares of Common Stock reported as beneficially owned by Piton are subject to irrevocable proxies in favor of AutoWeb’s Chief Executive Officer, Chief Financial Officer and Chief Legal Officer, as each of them individually, to exercise all voting rights of the applicable stockholders with respect to the shares at any meeting of stockholders of the Company, and in any action by written consent of the stockholders of the Company, in accordance with the recommendations of or instructions provided by the Board.

(8)	Includes 868,055 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(9)	Includes 112,292 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(10)	Includes 59,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(11)	Includes 91,250 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(12)	Includes 59,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(13)	Includes 59,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(14)	Includes 55,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(15)	Includes 14,383 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(16)
Includes 13,333 shares of Restricted Stock and 1,607,399 shares issuable upon exercise of options exercisable within 60 days of the Record Date. Also includes shares subject to irrevocable proxies granted to Company’s management as provided for in the Stockholder Agreement, the 1 8 999 Trust Exemption Agreement, and the Piton Exemption Agreement.

CORPORATE GOVERNANCE MATTERS

Board Classes

The Board is divided into three classes, with each class holding office for staggered three-year terms. The term of the Class I Directors, Matias de Tezanos, Chan W. Galbato, and Jared R. Rowe, expires at the Annual Meeting; the term of the Class II Directors, Michael A. Carpenter, Mark N. Kaplan, and Jose Vargas, expires in 2021; and the term of the Class III Directors, Michael J. Fuchs and Janet M. Thompson, expires in 2022.

Committees of the Board of Directors

The Board has constituted an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominations Committee. Copies of the charters of each of these committees are posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.autoweb.com.  Information on the Company’s website is not incorporated by reference in this Proxy Statement.

Audit Committee.  The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Audit Committee met on six occasions in 2019 and operates under a charter approved by the Board.  The Audit Committee’s primary responsibilities are to:

●
oversee AutoWeb’s accounting and financial reporting policies, processes, practices and internal controls; and
●
appoint, approve the compensation of, and oversee the Company’s independent registered public accounting firm.

The Audit Committee currently consists of Mark N. Kaplan (Chairman), Michael A. Carpenter, Chan W. Galbato, and Janet M. Thompson. The Audit Committee meets periodically with the Company’s independent registered public accounting firm, both with and without management present. The Board has determined that Mr. Kaplan is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended, (“Securities Act”). The identification of Mr. Kaplan as an “audit committee financial expert” does not impose on him any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on him as a member of the Audit Committee in the absence of this identification.

Compensation Committee. The Compensation Committee, which met on four occasions in 2019 and operates under a charter approved by the Board, is responsible for:

●
determining or recommending to the Board the compensation of the Chief Executive Officer and each other executive officer or any other officer who reports directly to the Chief Executive Officer based on the performance of each officer;
●
making recommendations to the Board regarding stock option plans and other equity compensation arrangements;
●
granting equity awards and approving any delegation of such responsibility under certain circumstances; and
●
preparing reports regarding executive compensation for disclosure in AutoWeb’s proxy statements or as otherwise required by applicable laws.

The Compensation Committee currently consists of Janet M. Thompson (Chairwoman), Michael J. Fuchs, Mark N. Kaplan, and Chan W. Galbato. The Compensation Committee does not have authority to delegate its responsibilities to a subcommittee without approval of the Board. The Board has approved the creation of the Non-Executive Stock Option Committee, a committee of the Board that currently consists of one director, Jared R. Rowe, the Company’s President and Chief Executive Officer. The Non-Executive Stock Option Committee has the authority to grant stock options to eligible persons who (i) are employed by the Company or its subsidiaries and are not subject to reporting under Section 16(a) of the Exchange Act or (ii) are consultants or service providers to the Company or its subsidiaries. The Non-Executive Stock Option Committee may not grant more than 250,000 options in the aggregate in any one fiscal year, and individual grants cannot exceed more than 25,000 options. In accordance with the Company’s bylaws, the Board has also authorized the Company’s Chief Executive Officer to appoint vice presidents of the Company (“CEO Appointed Vice Presidents”) who are not (i) executive officers of the Company; (ii) officers subject to Section 16 of the Exchange Act; or (iii) reporting directly to the Chief Executive Officer, and in connection with such grant of authority the Compensation Committees recommended that the Board authorize, and the Board did authorize, the Company’s Chief Executive Officer to determine the compensation (including salaries pursuant to the Company’s bylaws) of CEO Appointed Vice Presidents; provided that any CEO Appointed Vice President’s annual base salary does not exceed $300,000 and any annual incentive compensation target does not exceed 40% of the vice president’s annual base salary). The processes of the Compensation Committee and the role of the Chief Executive Officer and compensation consultants in determining or recommending the amount or form of executive or director compensation are discussed in the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Named Executive Officers Compensation Narrative.”

Corporate Governance and Nominations Committee. The Corporate Governance and Nominations Committee, which met twice in 2019 and operates under a charter approved by the Board, is responsible for:

●
identifying individuals qualified to become directors and selecting director nominees or recommending nominees to the Board for nomination;
●
recommending nominees for appointment to committees of the Board;
●
developing and recommending charters of committees of the Board; and
●
overseeing the corporate governance of AutoWeb and, as deemed necessary or desirable from time to time, developing and recommending corporate governance policies to the Board.

The Corporate Governance and Nominations Committee currently consists of Michael J. Fuchs (Chairman), Mark N. Kaplan, and Chan W. Galbato.

Attendance at Board and Committee Meetings

During the fiscal year ended December 31, 2019, the Board held a total of seven meetings. Each member of the Board who served in 2019 attended 80% or more of the aggregate of (i) the total number of meetings of the Board held during the period in 2019 for which the director was a member; and (ii) the total number of meetings held by all committees of which the director was a member during 2019 and during the period in which the director served as a member of the committees; provided, however, that Mr. Fuchs only attended 50% of the meetings of the Audit Committee held in 2019 prior to his ceasing to be a member of the Audit Committee on June 20, 2019. The Board and its committees typically meet in executive session without management present during regularly scheduled meetings of the Board and the committees.

Attendance at Annual Meeting of Stockholders

All directors who served in 2019 (except for Mr. Jeffrey Stibel who resigned as a director on January 11, 2019) attended the 2019 annual meeting of stockholders, of which six directors attended in person and two attended by telephone. Typically, a Board meeting is scheduled on the date of any annual meeting of stockholders. Although the Board has not adopted a formal policy, all directors are expected to attend the annual meeting of stockholders.

Director Independence

All directors, other than Messrs. de Tezanos, Rowe and Vargas, and all members of the Audit, Compensation, and Corporate Governance and Nominations Committees satisfy the definition of independent director under the Nasdaq listing rules. The current members of the Audit Committee, Compensation Committee and Corporate Governance and Nominations Committee are “independent” under the Nasdaq listing rules and the SEC rules regarding audit committee and compensation committee membership.

Compensation Committee Interlocks and Insider Participation

Ms. Thompson and Messrs. Fuchs, Kaplan, and Galbato served as the members of the Compensation Committee during the Company’s last completed fiscal year. No member of the Compensation Committee was an officer or employee of the Company during its last completed fiscal year. None of the Company’s executive officers served as a member of the compensation committee or board of any other entity that has an executive officer serving as a member of the Board or Compensation Committee.

Board Leadership Structure

The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee of the Company. The Board believes that the Company and its stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills and availability of directors and the Chief Executive Officer as well as other circumstances. Currently, Mr. Fuchs serves as the Chairman of the Board, and Mr. Rowe serves as a director and Chief Executive Officer. The Board believes this is the most appropriate structure for the Company at this time because it makes the best use of the experience, skills and availability of Mr. Fuchs and Mr. Rowe.

Board’s Role in Oversight of Risk

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to AutoWeb. The Board, including through Board committees comprised solely of independent directors, regularly reviews various areas of significant risk to AutoWeb and advises and directs management on the scope and implementation of policies, strategic initiatives and other actions designed to mitigate various types of risks. Specific examples of risks reviewed by the Board with management include competition risks, industry risks, economic risks, liquidity risks, business operations risks, cyber security risks and risks related to acquisitions and dispositions. The Audit Committee regularly reviews with management and the independent auditors significant financial risk exposures and the processes management has implemented to monitor, control and report these exposures. Specific examples of risks reviewed by the Audit Committee include risks related to the preparation of the Company’s financial statements, disclosure controls and procedures, internal controls and procedures required by the Sarbanes-Oxley Act of 2002, accounting, financial and auditing risks, treasury risks (insurance, credit and debt), matters reported to the Audit Committee through anonymous reporting procedures, risks posed by significant litigation matters and compliance with applicable laws and regulations. The Audit Committee also oversees compliance with the Company’s Code of Conduct and Ethics for Employees, Officers and Directors and evaluates proposed transactions with related persons for compliance with laws and regulations and with Company policies and contracts. The Company’s Compensation Committee reviews and evaluates potential risks related to the attraction and retention of talent and risks related to the design of compensation programs established by the Compensation Committee for AutoWeb’s executive officers. These procedures, however, cannot guaranty that all material risks will be identified, or if identified, reasonably and adequately mitigated. They also cannot assure that all persons are in compliance with the Company’s policies and procedures or that the Company and its employees are in compliance with all applicable laws and regulations.

Executives’ base salaries are fixed in amount and thus do not encourage excessive risk-taking. Incentive compensation in large part is tied to overall corporate performance. A significant portion of compensation provided to the executive officers is in the form of equity awards subject to time- and performance-vesting that are intended to further align executives’ interests with those of the Company’s stockholders. The Compensation Committee believes that these awards do not encourage unnecessary or excessive risk-taking since the ultimate value of the awards is tied to the Company’s stock price, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

The Compensation Committee has also reviewed the Company’s compensation programs for employees generally and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that the design of the Company’s annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure the Company’s performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results. In general, incentive compensation opportunities for Company employees are capped, and the Company has discretion to reduce or increase incentive compensation payments (or pay no incentive compensation) based on individual performance and any other factors it may determine to be appropriate in the circumstances. As with the compensation of the Company’s executive officers, a portion of the compensation for other officers and some other managerial-level employees generally is delivered in the form of equity awards that help further align the interests of these officers and other employees with those of stockholders.

Board Nominee Process

The Corporate Governance and Nominations Committee considers candidates for nomination as directors who are suggested by the committee’s members and other directors, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board should notify AutoWeb’s Secretary or any member of the Corporate Governance and Nominations Committee in writing with whatever supporting material the stockholder considers appropriate. The Corporate Governance and Nominations Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Bylaws relating to stockholder nominations as described in the section of this Proxy Statement entitled “FUTURE STOCKHOLDER NOMINATIONS AND PROPOSALS” below.

Generally, once the Corporate Governance and Nominations Committee identifies a prospective nominee, the Corporate Governance and Nominations Committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on the information provided to the Corporate Governance and Nominations Committee with the recommendation of the prospective candidate, as well as the Corporate Governance and Nominations Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. Generally, the preliminary determination will be based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy evaluation factors determined by the Corporate Governance and Nominations Committee to be appropriate from time to time for that evaluation. If the Corporate Governance and Nominations Committee determines, in consultation with the other members of the Board, as appropriate, that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report its findings to the Corporate Governance and Nominations Committee.

The Corporate Governance and Nominations Committee will then evaluate the prospective nominee against factors it considers appropriate from time to time, which currently include:

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The ability of the prospective nominee to represent the interests of the stockholders of AutoWeb;
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The prospective nominee’s standards of integrity, commitment and independence of thought and judgment; and
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The extent to which the prospective nominee would contribute to the range of talent, skill and expertise appropriate for the Board.

The Corporate Governance and Nominations Committee generally intends to nominate current members of the Board in the year in which their respective term expires so long as they continue to exhibit the qualities described above and are otherwise qualified to serve as members of the Board.

The Corporate Governance and Nominations Committee may also consider such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Corporate Governance and Nominations Committee will determine whether to interview the prospective nominee, and if warranted, one or more members of the Corporate Governance and Nominations Committee and others, as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Corporate Governance and Nominations Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Corporate Governance and Nominations Committee.

The Corporate Governance and Nominations Committee and the Board review the qualities of the Board members as a group, including the diversity of the Board’s career experiences, viewpoints, company affiliations, expertise with respect to the various facets of the Company’s business operations and business experiences. The Board has not adopted a formal policy and did not employ any particular benchmarks with respect to these qualities but was mindful of achieving an appropriate balance of these qualities with respect to the Board as a whole. Moreover, the Board and Corporate Governance and Nominations Committee considered each nominee’s overall service to the Company during the previous term, each nominee’s personal integrity and willingness to apply sound and independent business judgment with respect to the Company’s matters, as well as the individual experience of each director noted within their biographies above.

Stockholder Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with any director or with the non-management directors as a group may do so by writing to the Secretary, AutoWeb, Inc., 400 North Ashley Drive, Suite 300, Tampa, Florida 33602. The Company has established a process for handling correspondence received by it addressed to non-management members of the Board. Under that process, the Secretary reviews all such correspondence and forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that the Secretary otherwise determines requires the attention of the Board. The Board may at any time review a log of all correspondence received by AutoWeb that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to those matters.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics for Employees, Officers and Directors (“Code of Ethics”). The Code of Ethics is applicable to the Company’s employees, officers and directors, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Ethics is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.autoweb.com, and a copy of the Code of Ethics may also be obtained, free of charge, by writing to the Corporate Secretary, AutoWeb, Inc., 400 North Ashley Drive, Suite 300, Tampa, Florida 33602. The Company intends to post amendments to, or waivers from, the Code of Ethics (to the extent applicable to the Company’s Chief Executive Officer, Principal Financial Officer or Principal Accounting Officer or directors) at this location on the Company’s website. Information on the Company’s website is not incorporated by reference in this Proxy Statement. The adoption of the Code of Ethics and other standards of conduct is not a representation or warranty that all persons subject to the Code of Ethics or standards are or will be in complete compliance with the Code of Ethics or any other standards of conduct that may be adopted.

Certain Relationships and Related Party Transactions

The Company’s Code of Ethics provides specific guidelines regarding conflict of interest situations as well as a process for reporting and approving related party transactions.

The Company’s written Code of Ethics defines a related party transaction as any transaction (or series of transactions) in excess of $120,000 since the beginning of the Company’s last fiscal year, or any currently proposed transactions, in which the Company is a participant and in which any member of the Management Group (as defined below), any stockholder owning more than 5% of the Company’s voting stock, or any immediate family member of any of the foregoing persons has a direct or indirect material interest.  An “immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such director, executive officer or nominee for director, and any person (including domestic partners, but excluding tenants or employees) sharing the household of a director, director nominee, executive officer or stockholder owning more than 5% of the Company’s voting stock. A “transaction” includes, but is not limited to, any commercial or financial transaction or arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships. The “Management Group” is comprised of the Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer (or any person performing similar functions), any other officer of the Company and any director or nominee for director.  Any covered person who may be involved in a related party transaction must promptly report that transaction to the Chairman of the Audit Committee or the Company’s Chief Legal Officer (“CLO”), who must then report the transaction to the Chairman of the Audit Committee upon becoming advised of such transaction. The Audit Committee, in its sole discretion, must approve or disapprove all related party transactions. Conflicts of interest or potential conflicts of interest must be reported to the CLO who will evaluate the circumstances relating to the conflict of interest or potential conflict of interest and report the findings of such evaluation to the Chief Executive Officer, who in turn, if warranted under the circumstances, must report such situation or activity to the Chairman of the Audit Committee; provided, however, (i) that if the conflict of interest or potential conflict of interest involves any member of the Management Group, the CLO must report that situation or activity to the Chairman of the Audit Committee; and (ii) the CLO is not precluded from reporting any conflict of interest or potential conflict of interest involving any covered person who is not a member of Management Group directly to the Chairman of the Audit Committee should the CLO believe such direct reporting to the Chairman of the Audit Committee is warranted under the circumstances. Upon being advised of a complaint, concern or other reporting under the Code of Ethics, the Chairman of the Audit Committee will confer with the other members of the Audit Committee. If appropriate under the circumstances, the Chairman of the Audit Committee may request that the CLO issue a written advisory to the covered person as to whether or not the reported situation or activity constitutes a violation of the Code of Ethics. If the CLO would not be the appropriate party to issue a written advisory, outside counsel may be retained to issue such written advisory unless the Audit Committee determines that such written advisory can be issued by the Chairman of the Audit Committee without outside counsel input.

Although the Company’s Code of Ethics provides guidelines regarding conflict of interest situations, it cannot and does not set forth every possible conflict of interest scenario. Therefore, the Code of Ethics provides that there is no substitute for sound judgment and common sense by directors, officers or other employees in each case based upon the particular facts involved. The foregoing description of the Company’s Code of Ethics is not intended to constitute a representation as to compliance by any covered person.

AutoWeb has engaged Soluciones AW, S.A. (“Soluciones”) to provide office space and related office services to AW GUA, Sociedad de Responsabilidad Limitada, AutoWeb’s wholly-owned, indirect subsidiary in Guatemala (“AW GUA”). Under the agreement between AW GUA and Soluciones, AW GUA pays Soluciones 107% of the actual expenses paid and costs incurred by Soluciones in providing the office space and related office services. During the period from January 1, 2019 to March 31, 2020, AW GUA made payments to Soluciones of approximately $213,814. The Company has been informed by Messrs. de Tezanos and Vargas, each a director of AutoWeb and the representatives of PeopleFund serving on the Board, that Soluciones is managed and operated by one of the principals of PeopleFund. As a result, Soluciones may be deemed to be controlled by PeopleFund, which in turn is controlled by Messrs. de Tezanos and Vargas. For information concerning the beneficial ownership of the Company’s Common Stock by Messrs. de Tezanos and Vargas and PeopleFund, see the section of this Proxy Statement entitled “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.” The Audit Committee evaluated the terms of the business relationship with Soluciones and considered whether any conflict of interest existed as a result of Soluciones’ affiliation with PeopleFund. Based on its evaluation the Audit Committee determined that the business relationship with Soluciones did not constitute a conflict of interest and approved the Soluciones arrangement in accordance with the Company’s Code of Ethics.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AND
AUDIT COMMITTEE REPORT

 Independent Registered Public Accounting Firm

Moss Adams has been appointed by the Company’s Audit Committee as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2020, and to perform procedures related to the financial statements included in the Company’s quarterly reports on Form 10-Q, beginning with the quarter ended March 31, 2020. Moss Adams also served as the Company’s independent registered public accounting firm for the years ended December 31, 2019, 2018 and 2017. A representative of Moss Adams is expected to be present at the Annual Meeting, either in person or available remotely, to make a statement if the representative desires and to respond to appropriate questions that may be asked by stockholders.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered by Moss Adams for the years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Audit fees	$530,500	$523,500
Audit-related fees	8,000	13,750
Tax fees	9,375	9,700
Total	$547,875	$546,950

Audit Fees.  Audit fees consist of professional services rendered in connection with the 2019 audit and 2018 audit of the Company’s annual consolidated financial statements and reviews of interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Audit-Related Fees.  Audit-related fees for 2019 and 2018 consist of services rendered in connection with the audit of the Company’s Retirement Savings 401(k) Plan and, in addition for 2018, fees related to review of Registration Statements on Form S-8 filed by the Company with the SEC.

Tax Fees. Tax fees for 2019 and 2018 consist of fees related to tax consulting services and evaluations of the Company’s tax benefits, including net operating loss carryovers, under Internal Revenue Code Section 382.

The Audit Committee has determined that the services described above were compatible with maintaining Moss Adams’ audit independence.

Pre-Approval Policy for Services

Under its charter, the Audit Committee is required to pre-approve all audit (including the annual audit engagement letter with the independent registered public accounting firm) and permitted non-audit services (including the fees and terms thereof) provided to the Company by the Company’s independent registered public accounting firm, subject to the de minimis exception for non-audit services as described in the Exchange Act. The Audit Committee consults with management with respect to pre-approval, including whether the provision of permitted non-audit services is compatible with maintaining the registered public accounting firm’s independence, and may not delegate these responsibilities to management. The Audit Committee may delegate to any member or members of the Audit Committee the power to grant any pre-approval, provided that the pre-approval is reported to the Audit Committee at the next scheduled Audit Committee meeting.

Each member of the Audit Committee has the authority to approve fees for services by the Company’s independent registered public accounting firm of up to $50,000. Any approved fees may be exceeded by no more than 20% without seeking further approval even if the total amount of those fees, including the excess, exceeds $50,000. This authority is delegated first to Mr. Kaplan, then in the following order to Ms. Thompson, Mr. Galbato and Mr. Carpenter. Any approval by a member of the Audit Committee is required to be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee. All fees for services provided by Moss Adams during 2019 and 2018, respectively, were approved by the Audit Committee.

 From time to time, the Audit Committee pre-approves fees and services up to a maximum amount for future services relating to recurring tax matters and securities filings.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to those rules and regulations, this Audit Committee Report is not to be deemed “soliciting materials” or “filed” with the SEC, subject to Regulation 14A or 14C of the Exchange Act or subject to the liabilities of Section 18 of the Exchange Act. This Audit Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act except to the extent that AutoWeb specifically incorporates this information by reference.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2019, with the management of the Company. The Audit Committee has discussed with Moss Adams the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Moss Adams required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Moss Adams the independent accountant’s independence.

Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by AutoWeb for accounting, financial management or internal control purposes. Members of the Audit Committee relied, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide any basis, other than the review and discussions with management and the independent auditors referred to above, to determine that management has maintained appropriate accounting and financial reporting principles and policies or internal controls over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of AutoWeb’s financial statements has been carried out in accordance with the standards of the PCAOB or that AutoWeb’s auditors are in fact “independent.”

The Audit Committee Mark N. Kaplan, Chairman Michael A. Carpenter Chan W. Galbato Janet M. Thompson

EXECUTIVE COMPENSATION

Named Executive Officers Compensation Narrative

For 2019, the Company’s named executive officers are:
●
Jared R. Rowe, President and Chief Executive Officer
●
Daniel R. Ingle, Executive Vice President, Chief Operating Officer
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Joseph P. (“JP”) Hannan, Executive Vice President, Chief Financial Officer

The names, ages and backgrounds of the Company’s current executive officers are included in the section of this Proxy Statement entitled “EXECUTIVE OFFICERS,” with Mr. Rowe’s biographical information included under the section of this Proxy Statement entitled “PROPOSAL 1–ELECTION OF DIRECTORS–Nominees for Class I Directors.”

General Compensation Philosophy and Objectives. The role of the Compensation Committee is to determine, or recommend to the Board for determination, the salaries and other compensation of the Company’s executive officers and any other officer who reports directly to the Chief Executive Officer, and to make grants under, and to administer, the stock option, restricted stock and other employee equity and incentive compensation plans.

To promote responsible compensation practices:

●
The Compensation Committee directly engaged an independent compensation consultant (see “Compensation Consultants”);
●
The Company’s 2018 Equity Incentive Plan prohibits repricing of option and stock appreciation rights (except for certain adjustments upon changes in capitalization or control) without stockholder approval;
●
The Company’s securities trading policy generally precludes executive officers from engaging in transactions involving put or call options, short sales and buying or holding Common Stock on margin. All trades by executive officers must be pre-cleared with the Company’s Chief Legal Officer.

The Company’s compensation philosophy for executive officers is to align compensation with corporate performance and efforts to increase stockholder value, while providing a total compensation opportunity that is broadly competitive and enables the Company to attract, motivate, reward and retain key executives and employees. The Company does not target specific compensation percentiles.  Accordingly, each executive officer’s compensation package is typically comprised of the following three elements:

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Base annual salary that is designed primarily to reflect individual responsibilities and personal experience and to compare with similar roles at the Company and at technology and online marketing companies that are of comparable size to the Company and with which the Company competes for executive personnel;
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Annual variable performance awards, such as incentive compensation, payable in cash, stock options or shares of stock to reward executive officers for the achievement of pre-established Company financial performance goals;
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Long-term, equity-based incentive awards to strengthen the mutuality of interests between the executive officers and the Company’s stockholders, reward executive officers for increasing stockholder value, and retain executive officers through continued service requirements.

Additionally, the Company’s executive officers are typically entitled to severance payments in the event of termination of employment without cause or by the executive officer for good reason and other benefits and perquisites that are discussed below.

Compensation decisions are designed to promote the Company’s business objectives and strategy and enable the Company to attract, retain and motivate qualified executive officers who are able to contribute to the Company’s long-term success. Among the factors considered by the Company in determining executive officer compensation are the ability to recruit individuals with the necessary talents and the need to retain and motivate the Company’s executive officers. The Company considers the competitive market for executives in setting each element of compensation indicated above. However, the Company does not attempt to set each compensation element for each executive within a particular range related to levels provided by comparable companies. Rather, the Company uses market comparisons as one factor in making compensation decisions. The Company also considers other factors in making executive compensation decisions, including local market forces, individual contribution and performance, management skills, internal pay equity, the undertaking of new roles and responsibilities, importance of the executive’s role and responsibilities to the Company’s future success and the executive’s experience, including prior work experience, length of service to the Company, leadership and growth potential.

Under the Company’s compensation structure, the mix of base annual salary, annual variable performance awards, and long-term, equity-based incentive awards varies depending upon level of responsibility and experience. In allocating compensation among these elements, the Company believes that the compensation of members of senior management who have the greatest ability to influence the Company’s performance should have a greater proportion of their compensation based on Company performance than lower levels of management. There is, however, no pre-established policy for the allocation between either cash and non-cash or short-term and long-term compensation. The mix of compensation determined by the Company is between base annual salary compensation and incentive compensation. Long-term, equity-based compensation is determined separately and may not be awarded every year.

Base Annual Salary. The objective of base annual salary is to secure the services of the Company’s executive officers and reflect job responsibilities, individual performance, market competitiveness, the value of such services to the Company’s business, and the size of the Company’s business. Salaries for executive officers are generally determined on an individual basis by evaluating each executive officer’s scope of responsibility, performance, prior experience, and salary history, as well as, competitive market information. The Compensation Committee also considers the recommendations of the Chief Executive Officer (except in the case of the Chief Executive Officer’s own compensation). The Chief Executive Officer is not present during any voting or deliberations by the Compensation Committee with respect to the Chief Executive Officer’s compensation.

Annual Non-Equity-Based Incentive Compensation, Retention and Discretionary Awards. The Company’s compensation structure provides for the opportunity for executive officers to be awarded annual incentive compensation pursuant to incentive compensation plans established each year (“Annual Incentive Compensation Plans”). Annual Incentive Compensation Plans are generally performance-based, and all awards are ultimately made at the sole discretion of the Compensation Committee. The objective of the annual incentive compensation awards under these plans is to enhance retention and motivate individuals to achieve specific goals established by the Compensation Committee. These goals may consist of any or all of the following:

●
Company-wide performance goals;

●
Specific individual goals that are intended to advance the Company’s business and create long-term stockholder value;

●
Overall individual performance; or

●
Other factors deemed relevant to the Company’s overall financial and operating performance, including market and competitive factors.

              The Compensation Committee from time to time also considers various other discretionary, retention or incentive compensation alternatives for the Company’s executive officers, including discretionary awards for completion of special projects (including acquisition and disposition transactions).

The Compensation Committee establishes a target annual incentive compensation award opportunity for each executive officer based on a percentage of base annual salary. The Compensation Committee establishes target award opportunities for executive officers after reviewing survey data provided by the Company’s Independent Compensation Consultant (described below), and, in the case of executive officers other than the Chief Executive Officer, input from the Chief Executive Officer. The Company believes this is a meaningful incentive to achieve the incentive compensation goals and an appropriate and reasonable allocation to performance-based annual cash incentive compensation to motivate executive officers.

Typically, the Compensation Committee, with the participation of the Chief Executive Officer, sets compensation performance goals for the Company for the year. Generally, unless specific individual performance goals are established, the target annual incentive compensation award opportunity for executive officers has been based upon the attainment of Company-wide performance goals, which reflects the Company’s belief that executive officers are accountable for the Company’s overall operating performance. If the Compensation Committee elects to allocate any portion of an executive officer’s target annual incentive compensation award opportunity to specific individual performance goals, the Compensation Committee sets the individual performance goals for the Chief Executive Officer, and the Chief Executive Officer, after consultation with the Compensation Committee, sets the specific individual performance goals for the other executive officers. If specific individual performance goals are established, a percentage allocation between Company-wide business objectives and individual performance goals is determined that the Company believes is an appropriate and reasonable allocation that aligns the annual incentive compensation of executive officers with individual performance. The individual performance goals are based on, and reflect, each individual’s responsibilities and, to the extent applicable, contribution to revenue, and may at times include such factors as leadership, teamwork, growth initiatives and other activities that are considered important to contributing to the long-term performance of the Company.

For Company-wide goals, the Compensation Committee may adopt a formula that establishes an award payout range based on the level of performance attained, with a minimum below which no payment is made and a maximum beyond which no additional incentive compensation is paid. In determining the extent to which the Company-wide performance goals are met for a given period, the Compensation Committee exercises its judgment whether to reflect or exclude specific circumstances that the Company experienced during the year as well as the impact of unusual or infrequently occurring events or other particular circumstances affecting the Company’s business, changes in accounting principles, acquisitions, dispositions, impairment of assets, restructuring charges and litigation costs and successes, and may also consider the relative risks in achieving the goals reflected in the Company’s annual operating plan.

Long-Term, Equity-Based Incentive Awards. Equity-based compensation in the form of stock options or restricted stock awards are provided to link the interests of executive officers with the long-term interests of the Company’s stockholders, support a pay-for-performance culture, foster employee stock ownership, focus the management team on increasing value for the stockholders and to encourage executive officers to remain in the Company’s employ. In addition, stock options and restricted stock awards help to provide a long-term balance to the overall compensation program. While cash bonus payments are focused on short-term performance, the multi-year vesting schedule of stock options and the forfeiture restrictions on restricted stock awards create incentives for increases in stockholder value over a longer term.

The Company grants stock options that are performance-based, service-based or a combination of the two. Although the Company views all stock options as performance-based because they require the stock price to increase in order for the recipient to realize value from the stock options, the Company has granted stock options subject to vesting based on levels of achievement of specified Company goals that encourage preservation and enhancement of stockholder value. Service-based vesting also encourages executive retention. Restricted stock that is subject to forfeiture in the event an executive officer leaves the Company prior to the lapse of the forfeiture restrictions provides similar retention and long-term motivational effects. The Company views restricted stock as providing employment retention incentives and an incentive to increase stock values because they become more valuable as the price of Common Stock increases.

The level of long-term incentive compensation is determined based on an evaluation of competitive factors, the position and level of responsibility of each executive officer, the Company’s belief that stock options should be a significant part of the total mix of executive officer compensation and the goals of the compensation objectives described above. Options are granted with exercise prices of not less than the closing price of the Company’s stock on the date of grant. Depending on the circumstances, in establishing grant levels, the Company may consider the equity ownership levels of the recipients and exercise prices of existing grants or prior grants that are fully or partially vested. The Company does not have a policy requiring executive officers or directors to hold shares acquired following stock option exercise or restricted stock vesting for any additional length of time, unless the shares are specifically subject to a resale restriction, and there are no ownership guidelines for executives or directors, as this is not viewed as competitive for a public company of AutoWeb’s size.

The Company typically awards stock options or restricted stock awards to executive officers upon first joining the Company, promotion to more senior executive positions and annually, with approximately mid-year supplemental annual award adjustments made in some years. At the discretion of the Compensation Committee, executive officers may also be granted stock options or restricted stock awards based upon completion of special projects (including acquisition or disposition transactions) or to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Common Stock. The number of shares subject to each stock option granted or restricted stock awarded is within the discretion of the Compensation Committee and is based on anticipated future contributions and ability to impact the Company’s results, past performance or consistency within the officer’s internal pay level. The Compensation Committee considers these factors, as well as applicable contractual requirements, the value of long-term equity incentive grants, the compensation expense associated with awards, leverage and stockholder dilution. Stock option grants prior to the adoption of the Company’s 2010 Equity Incentive Plan typically had a term of ten years, but options granted after the adoption of the 2010 Equity Incentive Plan expire no later than seven years from the date of grant. Stock options and restricted stock awards generally vest and become exercisable over a three-year period, and the vesting of stock options and lapsing of forfeiture restrictions for restricted stock awards typically accelerate upon (i) a termination of employment without cause by the Company or for good reason by the executive officer; or (ii) a change in control of the Company, which may or may not be coupled with a termination of employment by the Company without cause or by the executive officer for good reason, or if the acquirer does not assume, retain or exchange the options as provided in the applicable plan pursuant to which the options were granted or the applicable option award agreement. Equity awards may also provide for full or limited acceleration of vesting upon the death or disability of the award recipient.

The Compensation Committee approves all stock options and other equity-based awards, subject to limited delegation to the Non-Executive Stock Option Committee, which consists of the Company’s Chief Executive Officer, for stock option grants to non-executive officers. Generally, the Compensation Committee approves stock option grants to newly hired employees who are executive officers prior to the date of commencement of employment, with the employment commencement date as the grant date.

Stockholder Approval of Executive Compensation.  At the Company’s 2019 Annual Meeting of Stockholders (“2019 Annual Meeting”), the stockholders voted on an advisory proposal regarding approval of the compensation paid to the Company’s named executive officers. The Compensation Committee considered that approximately 85% of the shares present at the 2019 Annual Meeting and entitled to vote on the proposal were voted in favor of approval of the proposal. The Company values stockholders’ opinions and will consider the outcome of the Company’s say-on-pay proposals when making future executive compensation decisions regarding the Company’s named executive officers. In addition, at the 2019 Annual Meeting, the stockholders voted on an advisory basis with respect to the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. Approximately 81% of the votes cast on this proposal were cast for a frequency of every two years. In light of this vote, the Board determined that it would present to stockholders a proposal for an advisory say-on-pay proposal every two years.

 Compensation Consultants.  The Compensation Committee may, from time to time, directly retain the services of independent consultants and other experts to assist the Compensation Committee in connection with executive compensation matters. During 2019, the Compensation Committee engaged the services of Frederic W. Cook & Co., Inc., a national executive compensation consulting firm (“Independent Compensation Consultant”), to provide market data and to review and provide recommendations regarding the Company’s executive compensation programs and compensation of the non-management members of the Board and its committees. The Independent Compensation Consultant performs services solely on behalf of the Compensation Committee and has no relationship with the Company’s management except as it may relate to the Independent Compensation Consultant’s performance of its services for the Compensation Committee. The Company’s executive officers did not participate in the selection of the Independent Compensation Consultant.  Periodically, the Company’s Chief Executive Officer seeks input from the Independent Compensation Consultant on compensation matters relating to named executive officers other than the Chief Executive Officer in providing information to the Compensation Committee regarding executive compensation matters. These inquiries relating to named executive officer compensation occur with the advance knowledge of the Compensation Committee chairperson. The Compensation Committee has concluded that the Independent Compensation Consultant is independent and that no conflict of interest exists that would prevent the Independent Compensation Consultant from independently advising the Compensation Committee.

Option Forfeiture Provisions for Accounting Restatements.  For stock options granted to the named executive officers during and after 2013, the stock option award agreements provide for forfeiture of unexercised options and recovery of gain from exercised options if at any time within 12 months after the named executive officer exercises the options, or if within 12 months of the date of termination of employment with the Company, as applicable, it is determined that the named executive officer engaged in misconduct that resulted in an accounting restatement due to material noncompliance with any financial reporting requirement under applicable securities laws.

2019 Compensation Decisions.  For 2019, the Compensation Committee determined the compensation of the Company’s 2019 named executive officers in accordance with the general compensation philosophy and objectives described above.

Compensation Reviews and Peer Group. In addition to the foregoing general compensation philosophy and objectives, in August 2019, the Compensation Committee consulted with the Independent Compensation Consultant, which conducted an independent review of the Company’s executive compensation program on behalf of the Compensation Committee (“2019 Executive Compensation Review”) to provide a competitive reference on pay levels and performance alignment. The 2019 Executive Compensation Review used a peer group, proposed by the Independent Compensation Consultant and approved by the Compensation Committee in June 2019, with industry- and size-appropriate companies that were mostly based in high cost of living locations (e.g., Boston, New York, Seattle and northern California) similar to the Company’s location in Orange County, California to reflect local labor market and cost of living. The peer group used for the 2019 Executive Compensation Review (“2019 Peer Group”) consisted of the following 17 U.S. based, publicly-traded, internet technology, marketing services, and automotive industry broadly similar to the Company, with an approximate range of $56 million to $358 million in revenue and market capitalizations below $1.116 billion at the time: Brightcove, Care.com, ChannelAdvisor, DHI Group, Ideanomics, Leaf Group, Limelight Networks, Marchex, Rubicon Project, Seachange Int’l, Support.com, TechTarget, Telaria, Telenav, Travelzoo, TrueCar, U.S. Auto Parts, and Zix Corp.

Market comparisons were provided for the Company’s executive officers covering base salaries; annual incentives (levels and plan design); long-term incentive grant values, awards, types and mix; and total direct compensation. The Compensation Committee reviewed market pay and relative performance data from the 2019 Peer Group. At the time, AutoWeb’s estimated 2019 revenue approximated the peer group median and the Company’s market capitalization value approximated the 25th percentile of the peer group. Further, the Company’s GAAP operating income was in the 25th percentile for the peer group. The Company does not target a particular benchmark level for the pay and performance levels.

The Compensation Committee, in consultation with the Independent Compensation Consultant, considered the equity compensation information contained in the 2019 Executive Compensation Review in connection with the Committee’s decisions regarding stock option awards to the continuing named executive officers during 2019.

2019 Base Annual Salary.  The Compensation Committee established the 2019 base annual salary of Mr. Ingle in connection with the commencement of his employment with the Company after consideration of the 2017 Executive Compensation Review and consultation with, and confirmation of market data by, the Independent Compensation Consultant. Based on the foregoing, the Compensation Committee established Mr. Ingle’s base annual salary for 2019 at $380,000. The base annual salary reported in the Summary Compensation Table for Mr. Ingle reflects the proration of his base annual salary for the time he was employed by the Company during 2019.

The Compensation Committee did not consider any changes in the base annual salaries for Messrs. Rowe or Hannan for 2019 compared to their 2018 base annual salaries.

2019 Annual Incentive Compensation Plan Awards.  The Compensation Committee set the 2019 target annual incentive compensation award opportunities for Messrs. Rowe, Ingle, and Hannan under the 2019 Annual Incentive Compensation Plan (“2019 Incentive Plan”) at 100%, 65%, and 55% of base annual salary, respectively.

The 2019 Incentive Plan allows for annual discretionary cash incentive compensation awards for Company personnel selected to participate in the 2019 Incentive Plan. In determining the amount of awards, if any, under the 2019 Incentive Plan, the Compensation Committee considers the following factors:

●
Level of achievement of the following two Company-wide performance goals, each weighted 50%:
o
The Company’s revenue goal of $142.0 million (“2019 Revenue Goal”) under the Company’s 2019 operating plan approved by the Board; and
o
The Company’s Non-GAAP Adjusted EBITDA Goal (defined as (i) GAAP net income before interest, taxes, depreciation, amortization, non-cash stock-based compensation, non-cash gains or losses, and other extraordinary items) of $6.4 million under the 2019 operating plan approved by the Board (“2019 Non-GAAP Adjusted EBITDA Goal”).

●
The Compensation Committee selected these two goals and assigned them equal weighting under the 2019 Incentive Plan because the Compensation Committee believed these goals best reflected the criteria for measuring the Company’s overall performance and performance of strategic initiatives for 2019.

●
Contributions of individual 2019 Incentive Plan participants to the Company’s overall financial and operating performance.

●
Level of achievement of individual goals that may be established for Plan participants.

●
Level of achievement of Company initiatives and projects that may arise during the year.

●
Evaluation of a participant’s overall performance during the year.

●
Other factors deemed relevant to the Company’s overall financial and operating performance, including market and competitive factors.

Award payout opportunities for each of the 2019 named executive officers were based primarily upon the percentage achievement of the applicable Company-wide performance goals compared to the corresponding percentage on a sliding award payout scale (“2019 Award Opportunity Scale”) that (i) in the case of the 2019 Revenue Goal, reduced award payout opportunities by 10% for every 1% that achievement fell below the 2019 Revenue Goal (with no award payout opportunity below 90% achievement of the 2019 Revenue Goal) and increased award payout opportunities by 10% for every 1% that achievement exceeded the 2019 Revenue Goal (with the payout award opportunity capped at 200%); and (ii) in the case of the 2019 Non-GAAP Adjusted EBITDA Goal, reduced award payout opportunities by 5% for every 1% that achievement fell below the 2019 Non-GAAP Adjusted EBITDA Goal (with no award payout opportunity below 90% achievement of the 2019 Non-GAAP Adjusted EBITDA Goal) and increased award payout opportunities by 5% for every 1% that achievement exceeded the 2019 Non-GAAP Adjusted EBITDA Goal (with the payout award opportunity capped at 200%). The sum of the weighted percentages derived from the 2019 Award Opportunity Scale for the 2019 Revenue Goal and the 2019 Non-GAAP Adjusted EBITDA Goal was considered for each named executive officer’s target annual incentive compensation award opportunity in the determination of a named executive officer’s 2019 award payout under the 2019 Incentive Plan.

The Company did not achieve either the 2019 Revenue Goal or the 2019 Non-GAAP Adjusted EBITDA Goal, and the level of achievement for each goal fell below the minimum award payout opportunity. The Compensation Committee did not determine that any other evaluation factors under the 2019 Incentive Plan warranted any payouts to the 2019 named executive officers. Accordingly, there were no award payouts under the 2019 Incentive Plan to Messrs. Rowe, Ingle, or Hannan.

2019 Long-Term, Equity-Based Incentive Awards.

Inducement Option Grant. On January 16, 2019, after consultation with the Independent Compensation Consultant, as an inducement to enter into employment with the Company, the Compensation Committee approved a grant of stock options to Mr. Ingle to purchase 165,000 shares of Common Stock (“Ingle Inducement Options”), at an exercise price of $3.53 per share. The exercise price for these stock option grants was the closing price for the Common Stock on The Nasdaq Capital Market as of the grant date. These stock option grants vest one-third on the first anniversary following the grant date, with the remaining two-thirds vesting ratably over 24 months thereafter and expire seven years from the date of grant. The vesting of stock options will accelerate upon the occurrence of certain events as provided in the applicable plan pursuant to which the stock options were granted or the applicable stock option award agreement, including (i) upon termination of the named executive officer’s employment with the Company without cause or by the named executive officer for good reason; and (ii) upon a change in control of AutoWeb if such change in control is coupled with a termination of the named executive officer’s employment without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options.

 March 2019 Stock Option Grants. On March 1, 2019, stock options were granted to Messrs. Rowe, Ingle, and Hannan in connection with the Company’s annual equity awards to employees. Options were granted because they require the Company’s share price to increase after grant in order to provide value to the executive, consistent with the transformation effort. The Company views options as inherently performance-based and aligned with creating value for stockholders. After considering the Chief Executive Officer’s recommendation for grants to named executive officers other than himself, and after consultation with the Independent Compensation Consultant, the Compensation Committee approved the grants of 350,000, 82,500, and 75,000 stock options, respectively, to Messrs. Rowe, Ingle, and Hannan, at an exercise price of $3.39 per share. The exercise price for these stock option grants was the closing price for the Common Stock on The Nasdaq Capital Market as of the grant date. These stock option grants vest one-third on the first anniversary following the grant date, with the remaining two-thirds vesting ratably over 24 months thereafter and expire seven years from the date of grant. The vesting of stock options will accelerate upon the occurrence of certain events as provided in the applicable plan pursuant to which the stock options were granted or the applicable stock option award agreement, including (i) upon termination of the named executive officer’s employment with the Company without cause or by the named executive officer for good reason; and (ii) upon a change in control of AutoWeb if such change in control is coupled with a termination of the named executive officer’s employment without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options.

August 2019 Stock Option Grants. On August 6, 2019, the Compensation Committee approved stock option grants in the amounts of 185,000, 100,000, and 75,000 to Messrs. Rowe, Ingle, and Hannan, respectively, at an exercise price of $3.17 per share. The exercise price for these stock option grants was the closing price for the Common Stock on The Nasdaq Capital Market as of the grant date. These stock option grants were subject to both a time- and performance-vesting requirement. The stock options vest: (i) one-third on the first anniversary following the grant date, with the remaining two-thirds vesting ratably over 24 months thereafter; and (ii) if at any time after August 6, 2019 and prior to the expiration date of the stock options the weighted average closing price of the Common Stock on The Nasdaq Capital Market for the preceding 10 trading days (adjusted for any stock splits, stock dividends, reverse stock splits or combinations of the common stock occurring after the issuance date) is at or above $5.00. The stock options expire seven years from the date of grant. The vesting of stock options will accelerate upon the occurrence of certain events as provided in the applicable plan pursuant to which the stock options were granted or the applicable stock option award agreement, including (i) upon termination of the named executive officer’s employment with the Company without cause or by the named executive officer for good reason; and (ii) upon a change in control of AutoWeb if such change in control is coupled with a termination of the named executive officer’s employment without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options.

In deciding to make these stock option grants, the Compensation Committee considered the 2019 Executive Compensation Review and data from the 2019 Peer Group, consulted with the Independent Compensation Consultant, and considered the number of stock options granted to the named executive officers in March 2019 and the Chief Executive Officer’s recommendations as to named executive officers other than himself. The Compensation Committee considered that the 2019 Peer Group data provided by the Company’s Independent Compensation Consultant in the 2019 Executive Compensation Review reflected that the stock option grants made to named executive officers in March 2019 were below the median of the peer group equity awards.

For additional information concerning the change in control provisions of the above options awards, see the section of this Proxy Statement below entitled “EXECUTIVE COMPENSATION–Potential Payments Upon Termination or Change in Control.”

All of the foregoing 2019 equity grants reflected the Compensation Committee’s belief that equity-based compensation in the form of stock options link the interests of named executive officers with the long-term interests of the Company’s stockholders, supports a pay-for-performance culture, fosters stock ownership by named executive officers, focuses the management team on increasing value for the stockholders, and encourages named executive officers to remain in the Company’s employ.

Severance and Change in Control Terms.  The Company has entered into agreements with the named executive officers that provide for severance benefits, including continuation of monthly salary or lump sum cash payments and continuation of health and welfare benefits for specified periods of time, upon termination of the named executive officer’s employment with the Company without cause or by the named executive officer for good reason. In addition, the vesting of stock options and restricted stock awarded to the named executive officers may accelerate upon the occurrence of various events, including (i) termination of the named executive officer’s employment without cause or by the named executive officer with good reason; and (ii) upon a change in control of AutoWeb if such change in control is coupled with a termination of the named executive officer’s employment without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options; provided, however, that in the case of the inducement options granted to Mr. Rowe in connection with the commencement of his employment, a termination of employment in connection with a change in control is not required for the acceleration of the vesting of any such unvested inducement options. The arrangements are designed as a recruiting and retention mechanism to assist the Company in providing adequate employment security to compete for highly qualified executive officers and induce them to invest themselves in a career with the Company, to assist in retention of the Company’s executive officers during the uncertainty that might accompany any possible change in control, and to offset any motivation executive officers might otherwise have to resist a change in control that could result in loss of their employment.  Information regarding applicable terms of the foregoing severance arrangement for the Company’s named executive officers is provided below under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Potential Payments Upon Termination or Change in Control.”

Benefits and Perquisites.  Except as discussed below, executive officers typically participate in employee benefit plans that are generally available to all employees on the same terms.

All employees have company-provided life insurance with a death benefit of one times the employee’s annual salary, capped at $300,000.

All employees above the senior manager level are provided with enhanced supplemental short and long-term disability insurance by the Company in addition to the Company’s standard short- and long-term disability insurance in order to attract and retain these employees. For executive officers who qualify for the coverage, the Company also provides an additional supplemental long-term disability plan that offers a benefit of up to 75% of the executive’s base annual salary, up to a maximum benefit of $5,000 per month. The benefit begins 90 calendar days after the onset of the disability and may continue up to age 65.

During the term of Mr. Rowe’s employment agreement, as amended, Mr. Rowe receives a monthly travel and housing accommodation in the amount of $15,000. In the event Mr. Rowe elects to relocate to the Tampa, Florida area, this monthly travel and housing accommodation will cease and the Company will pay actual moving costs and actual sales brokerage fees incurred for the sale of his personal residence. This moving and relocation assistance is not to exceed $200,000 in the aggregate.

Tax Implications

IRC Section 162(m).  In general, Section 162(m) disallows a tax deduction for the compensation paid in any tax year in excess of $1.0 million to certain executives of publicly-held companies. The $1.0 million limitation applies per executive per year and only to the compensation paid to the chief executive officer and to each of the next three most highly compensated officers other than the chief financial officer (for years commencing before 2018). In December 2017, Congress enacted Public Law No. 115-97, commonly referred to as the “Tax Cuts and Jobs Act” (“TCJA”), which, among other things, eliminated the “performance-based compensation” exemption from Section 162(m) of the Internal Revenue Code (“IRC”), effective for tax years beginning after December 31, 2017, such that compensation paid to the Company’s executives subject to Section 162(m) in excess of $1.0 million will not be deductible unless the compensation qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. In addition, the TCJA now includes the chief financial officer in the group of officers subject to the limitation. The Company cannot give any assurance that any incentive awards outstanding after December 31, 2017 that the Compensation Committee intended to satisfy the Section 162(m) “performance-based compensation” exemption requirements will in fact do so because of uncertainties regarding the application and interpretation of Section 162(m) of the IRC, including the uncertain scope of the abovementioned transition relief.

The Compensation Committee believes that stockholder interests are best served by not restricting its discretion and flexibility in crafting compensation programs even when those programs could result in certain non-deductible compensation expenses.  Therefore, the Compensation Committee has from time to time approved elements of compensation for certain covered officers that may not be fully deductible.  In addition, although some amounts recorded as compensation by the Company to certain of the Company’s executive officers may be limited by Section 162(m), that limitation currently is not expected to result in the current payment of increased federal income taxes by the Company due to the Company’s significant net operating loss carry forwards.

IRC Sections 280G and 4999.  The Compensation Committee has considered the potential impact of Sections 280G and 4999 of the IRC in structuring the compensation and severance packages for the Company’s executives. Section 280G disallows a tax deduction by the payor for “excess parachute payments” made to executives, and Section 4999 imposes a 20% non-deductible excise tax on the executive receiving an excess parachute payment. In general, a parachute payment to an executive is a payment to the executive in the nature of compensation that is contingent on a change in control of the Company and that exceeds three times the executive’s “base amount.” An executive’s base amount is generally the average compensation received by the executive from the Company during the five-year period preceding the change in control of the Company. An excess parachute payment is any amount over the portion of the base amount allocated to that parachute payment.

In general, it is the Compensation Committee’s policy to qualify its executives’ compensation for deductibility under applicable tax laws. The Compensation Committee believes, however, that stockholder interests are best served by not restricting its discretion and flexibility in crafting compensation programs even though those programs may result in certain non-deductible compensation expenses. Therefore, the Compensation Committee has from time to time approved elements of compensation for certain officers that may not be fully deductible and that provide for the Company to “gross up” the payment made to the executive to compensate the executive for the 20% excise tax, and the Compensation Committee reserves the right to do so in the future in appropriate circumstances. Currently, none of the Company’s executives have tax “gross up” provisions.

Summary Compensation

The table below and the accompanying footnotes summarize the compensation attributed for fiscal years 2019, 2018, and 2017, as applicable, to the Company’s executive officers who constitute named executive officers for the fiscal year ended December 31, 2019.

2019 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Jared R. Rowe	2019	550,000	—	—	942,261	—	186,932(4)	1,679,193
President and Chief Executive Officer	2018	394,167	250,000 (3)	—	1,815,720	397,808	154,456 (5)	3,012,151

Daniel R. Ingle	2019	364,182	—	—	626,923	—	6,760(7)	997,865
Executive Vice President, Chief Operating Officer (6)

Joseph P. Hannan	2019	350,016	—	—	261,590	—	6,383(8)	617,989
Executive Vice President, Chief Financial Officer	2018	14,584	100,000(3)	—	148,055	—	—	262,639

(1)
The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized. The dollar amount reported for stock awards and option awards is the aggregate grant date fair value of awards granted during the year calculated in accordance with FASB ASC Topic 718. See Note 10 of the “Notes to Consolidated Financial Statements” in Part IV, Item 15-Exhibits and Financial Statement Schedules of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, which accompanies this Proxy Statement, for assumptions made in these valuations.

(2)
Represents amounts awarded under the Company’s Annual Non-Equity Incentive Compensation Plan. For information on the amounts earned in 2019, see the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION–Named Executive Officers Compensation Narrative–2019 Compensation Decisions–2019 Annual Incentive Compensation Plan Awards.”

(3)	Represents signing bonus paid upon commencement of employment with the Company.
(4)	Represents $180,000 for travel and housing accommodations, $3,000 for 401(k) plan match, and $3,932 for supplemental insurance benefits.
(5)	Represents $129,500 for travel and housing accommodations, $19,293 for legal expenses, $3,000 for 401(k) plan match, and $2,663 for supplemental insurance benefits.
(6)	Mr. Ingle commenced employment with the Company on January 16, 2019.
(7)	Represents $3,000 for 401(k) plan match and $3,760 for supplemental insurance benefits.
(8)	Represents $3,000 for 401(k) plan match and $3,383 for supplemental insurance benefits.

Outstanding Equity Awards at 2019 Year-End

The following table sets forth, for each of the named executive officers, information concerning outstanding stock option awards as of December 31, 2019.

2019 Outstanding Equity Awards at Fiscal Year-End Table

Name	Grant Date	Number of Securities Underlying Options Exercisable (#)	Number of Securities Underlying Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jared R. Rowe	08/06/19(2)	—	185,000	—	3.17	08/06/26	—	—	—	—
	03/01/19(3)	—	350,000	—	3.39	03/01/26	—	—	—	—
	04/12/18(4)	555,556	444,444	—	3.26	04/12/25	—	—	—	—
Daniel R. Ingle	08/06/19(2)	—	100,000	—	3.17	08/06/26	—	—	—	—
	03/01/19(3)	—	82,500	—	3.39	03/01/26	—	—	—	—
	01/06/19(3)	—	165,000	—	3.53	01/16/26	—	—	—	—
Joseph P. Hannan	08/06/19(2)	—	75,000	—	3.17	08/06/26	—	—	—	—
	03/01/19(3)	—	75,000	—	3.39	03/01/26	—	—	—	—
	12/17/18(3)	40,000	80,000	—	2.30	12/17/25	—	—	—	—

(1)	The dollar amounts in this column are calculated using the closing price of the Company’s common stock on December 31, 2019.
(2)
The options granted are subject to the satisfaction of the following time- and performance-vesting conditions: (i) One-third of the stock options granted vest on the first anniversary following the grant date, and the remaining two-thirds vesting ratably over 24 months thereafter; and (ii) if at any time after August 6, 2019 and prior to the expiration date of the stock options the weighted average closing price of the Common Stock on The Nasdaq Capital Market for the preceding 10 trading days (adjusted for any stock splits, stock dividends, reverse stock splits or combinations of the common stock occurring after the issuance date) is at or above $5.00. The vesting of these stock options will accelerate upon (i) a termination of employment without cause by the Company or for good reason by the named executive officer; or (ii) a change in control of the Company if coupled with a termination of employment by the Company without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options as provided in the applicable plan pursuant to which the options were granted or the applicable option award agreement.

(3)
The options granted are subject to the following vesting condition: one-third of the stock options granted vest on the first anniversary following the grant date, and the remaining two-thirds vesting ratably over 24 months thereafter. The vesting of these stock options will accelerate upon (i) a termination of employment without cause by the Company or for good reason by the named executive officer; or (ii) a change in control of the Company if coupled with a termination of employment by the Company without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options as provided in the applicable plan pursuant to which the options were granted or the applicable option award agreement.

(4)
Mr. Rowe was granted stock options to purchase 1,000,000 shares of Common Stock upon the commencement of his employment with the Company, which vest monthly in 36 monthly installments on the first day of each calendar month beginning on May 1, 2018.

Employment Agreements

The Company has entered into written employment agreements with the named executive officers. The employment of these executive officers is “at will” and not for a specified term. Under the terms of their respective agreements, each executive is entitled to all customary benefits afforded generally to executive officers of the Company, including any qualified or non-qualified pension, profit sharing and savings plans, any death benefit and disability benefit plans, life insurance coverages, any medical, dental, health and welfare plans or insurance coverages and any stock purchase programs that are approved in writing by the Board. The Company will pay or reimburse each of these executives for all reasonable business expenses incurred while employed by the Company. The employment agreements with these executive officers also provide for specified payments and continuation of benefits in the event of a termination of the executive officer’s employment with the Company by the Company without cause or by the executive officer for good reason, including any such termination in connection with a change in control of the Company. For a description of these termination and change in control provisions see the section of this Proxy Statement below entitled “Potential Payments Upon Termination or Change in Control.” Each of these employment agreements contains confidentiality and non-solicitation provisions that extend beyond termination of employment.

Jared R. Rowe. The Company and Mr. Rowe, the Company’s President and Chief Executive Officer, have entered into an employment agreement dated April 2018, as amended on August 26, 2019 (collectively, the “Rowe Employment Agreement”) pursuant to which the Company paid Mr. Rowe a one-time signing bonus in the amount of $250,000 and a base annual salary of $550,000, which may be increased in the discretion of the Board or the Compensation Committee. Mr. Rowe is also eligible to receive an annual incentive compensation opportunity targeted at 100% of his base annual salary based upon annual performance goals and achievement of those goals, as established and determined by the Board or the Compensation Committee.

Mr. Rowe also receives a monthly travel and housing accommodation in the amount of $15,000. In the event that Mr. Rowe elects to relocate to the Tampa, Florida area, this monthly travel and housing accommodation will cease, and the Company will pay actual moving costs and actual sales brokerage fees incurred for the sale of his personal residence. This moving and relocation assistance is not to exceed $200,000 in the aggregate. Additionally, the Company paid on behalf Mr. Rowe approximately of $29,700 in legal fees incurred in connection with the negotiation and review of the Rowe Employment Agreement by Mr. Rowe’s counsel. Mr. Rowe is entitled to all customary benefits afforded generally to executive employees of the Company.

Daniel R. Ingle. The Company and Mr. Ingle entered into an employment agreement dated as of January 16, 2019, in connection with his joining the Company as the Company’s Executive Vice President, Chief Operating Officer. In addition, the Company and Mr. Ingle have entered into a Severance Benefits Agreement dated as of January 16, 2019. Mr. Ingle’s current base annual salary is $380,000. Mr. Ingle is also eligible to receive an annual incentive compensation opportunity targeted at 65% of his base annual salary based upon annual performance goals and the achievement of those goals, as established and determined by the Compensation Committee.

Joseph P. Hannan. The Company and Mr. Hannan entered into an employment agreement dated as of December 17, 2018, in connection with his joining the Company as the Company’s Executive Vice President, Chief Financial Officer. In addition, the Company and Mr. Hannan have entered into a Severance Benefits Agreement dated as of December 17, 2018. Mr. Hannan’s current base annual salary is $350,000. Mr. Hannan is also eligible to receive an annual incentive compensation opportunity targeted at 55% of his base annual salary based upon annual performance goals and the achievement of those goals, as established and determined by the Compensation Committee.

In light of the financial impact of the COVID-19 pandemic on the Company, Mr. Rowe has voluntarily agreed to a temporary 30% reduction in his monthly base salary, and Messrs. Ingle and Hannan have voluntarily agreed to temporary 10% reductions in their respective monthly base salary. These temporary reductions will be in effect for the months of April, May and June 2020, and the reduction amounts will be payable in the event a change in control of the Company occurs during 2020. In addition, Mr. Rowe has voluntarily agreed to forego temporarily his $15,000 per month travel and housing accommodation allowance for the same three-month period. The other elements of these executives’ compensation are unchanged.

Potential Payments Upon Termination or Change in Control

Payments and other benefits payable upon various termination and change in control situations are set out as if the conditions for payments had occurred and the terminations or change in control took place on December 31, 2019. The amounts set forth in the table below are estimates of the amounts which would have been paid out to each named executive officer listed in the table upon termination of employment or change in control of the Company based on compensation and agreements in effect for the year ended December 31, 2019. The actual amounts to be paid out can be determined only at the time of such named executive officer’s separation from the Company or change in control event. In addition, it is possible that the Company and the executive may hereafter agree to payments and other benefits that differ materially from those described below. The table below reflects the amount of compensation to each of the named executive officers, in the event of termination of such executive’s employment by the Company without cause or by the named executive officer for good reason (in connection with and not in connection with a change in control of the Company); and (ii) upon a change in control of the Company not in connection with a termination of such executive’s employment by the Company without cause or by the named executive officer for good reason. The disclosures below do not take into consideration any requirements under IRC Section 409A, which could affect, among other things, the timing of payments and distributions.

Termination and Change in Control Estimated Payments Table

Name	Benefit Description	Termination without cause by Company or for good reason by executive NOT in connection with a Change in Control ($) (1)	Termination without cause by Company or for good reason by executive in connection with a Change in Control ($) (1)	Change in Control NOT in connection with Termination without cause by Company or for good reason by executive ($) (1)
Jared R. Rowe (2)	24-month base monthly salary continuation	1,100,000		—
	Lump sum severance payment	—	2,200,000	—
	Pro-Rata non-equity incentive- based compensation	—		—
	Stock-based awards	—	—	—
	Continuation of health and welfare benefits	45,838	45,838	—

Daniel R. Ingle (3)	Lump sum severance payment	190,000	190,000	—
	Stock-based awards	-----	------
	Continuation of health and welfare benefits	15,193	15,193	----
	Outplacement services	3,950	3,950

Joseph P. Hannan (4)	Lump sum severance payment	175,000	175,000	—
	Stock-based awards	6,800	6,800	6,800(5)
	Continuation of health and welfare benefits	15,005	15,005	—
	Outplacement services	3,950	3,950	—

(1)	For stock options the amount represents the positive difference between the closing price of the Company’s stock on December 31, 2019 and the exercise price of the stock option.
(2)
If Mr. Rowe’s employment is terminated by the Company without cause or by Mr. Rowe with good reason, Mr. Rowe is entitled to: (i) continued monthly payments of his base annual salary for 24 months after the employment termination date; (ii) reimbursement or payment of the premiums for continuation of the medical, dental, and visions benefits under COBRA for a period of 18 months after the employment termination date; and (iii) his annual incentive compensation payout based on actual performance for the entire performance period, prorated for the amount of time Mr. Rowe was employed by the Company prior to the date of termination during such performance period. If Mr. Rowe’s employment is terminated by the Company without cause or by Mr. Rowe for good reason upon, or within 18 months following, a change in control of the Company, Mr. Rowe is entitled to: (i) a lump sum payment equal to two (2) times the sum of his base annual salary plus his annual incentive compensation opportunity target; (ii) reimbursement or payment of the premiums for continuation of his medical, dental, and visions insurance benefits under COBRA for a period of 18 months after employment termination; and (iii) his annual incentive compensation payout based on his target annual incentive compensation, prorated for the amount of time Mr. Rowe was employed by the Company prior to the date of termination during such performance period. The Company is not obligated to make additional payments to Mr. Rowe to compensate for his additional tax obligations if Mr. Rowe’s compensation is deemed to be excess parachute payments under the Internal Revenue Code. Payment of the severance benefits under the Rowe Employment Agreement is conditioned on Mr. Rowe’s execution of a general release in favor of AutoWeb.

(3)
If Mr. Ingle’s employment is terminated by the Company without cause or if he terminates his employment with good reason, Mr. Ingle is entitled to (i) a lump sum payment equal to 50% Mr. Ingle’s annual base salary (determined as the highest annual base salary paid to Mr. Ingle while employed by the Company); (ii) continuation of AutoWeb medical, dental, vision, life and disability insurance benefits for Mr. Ingle and Mr. Ingle’s eligible dependents (at the time of termination) for six months; (iii) Mr. Ingle’s annual incentive compensation plan payout for the annual incentive compensation plan year in which date of termination occurred, based on actual performance for the entire performance period and prorated for the amount of time Mr. Ingle was employed by the Company prior to the date of termination during such plan year; and (iv) outplacement services for six months.

(4)
If Mr. Hannan’s employment is terminated by the Company without cause or if he terminates his employment with good reason, Mr. Hannan is entitled to (i) a lump sum payment equal to 50% Mr. Hannan’s annual base salary (determined as the highest annual base salary paid to Mr. Hannan while employed by the Company); (ii) continuation of AutoWeb medical, dental, vision, life and disability insurance benefits for Mr. Hannan and Mr. Hannan’s eligible dependents (at the time of termination) for six months; (iii) Mr. Hannan’s annual incentive compensation plan payout for the annual incentive compensation plan year in which date of termination occurred, based on actual performance for the entire performance period and prorated for the amount of time Mr. Hannan was employed by the Company prior to the date of termination during such plan year; and (iv) outplacement services for six months.

(5)	Assumes that unvested options are not assumed by acquiring entity and accelerate immediately prior to a change in control.

Under the employment or severance benefits agreements with each of the named executive officers, “cause” will generally be deemed to exist when the individual has been convicted of, or pled nolo contendere to, a felony, has engaged in willful misconduct or gross dishonesty that has a materially injurious effect on the Company’s business or reputation, or has materially failed to consistently discharge the officer’s duties for thirty days after notice, subject to a cure period in some events; “termination without cause” will generally be deemed to occur if AutoWeb terminates the named executive officer’s employment for any reason other than cause or no reason at all, or the termination by the executive officer for good reason. “Good reason” will generally exist when the named executive officer’s duties and responsibilities, compensation or benefits have been materially decreased when the named executive officer has been required to relocate; when the Company has breached the Company’s agreement with the named executive officer; or a successor company fails to assume the officer’s agreement following a change in control. In general, a “change in control” of the Company is deemed to occur if: (i) the Company sells all or substantially all of the Company’s assets; (ii) as a result of transactions a person or group becomes the beneficial owner of more than 50% of the Common Stock; or (iii) a majority of the Company’s directors in office are not nominated for election or elected to the Board with the approval of two-thirds of the directors who are in office just prior to the time of such nomination or election.

Unvested stock options may vest and the forfeiture restrictions on restricted stock awards still subject to restrictions shall lapse upon: (i) a termination of employment without cause by the Company or for good reason by the named executive officer; or (ii) a change in control if coupled with a termination of employment by the Company without cause or by the named executive officer for good reason or if the acquirer does not assume, retain or exchange the options as provided in the applicable plan pursuant to which the stock options were granted or the applicable stock option award agreement.  In the event of a change in control of the Company prior to the determination of awards under the Company’s then-current annual incentive compensation plan, the Compensation Committee will determine the level of achievement of the applicable plan for purposes of such officer’s awards and the applicable award payouts, if any, as of the change in control event.

Director Compensation

The following table provides summary information concerning compensation paid or accrued by the Company to or on behalf of the Company’s non-employee directors who served during the year ended December 31, 2019. Mr. Jeffrey Stibel resigned from the Board and Mr. Chan W. Galbato was appointed to the Board on January 11, 2019.

2019 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Michael J. Fuchs	89,500	19,671(2)	109,171
Michael A. Carpenter	49,000	19,671(2)	68,671
Mark N. Kaplan	90,000	19,671(2)	109,671
Chan W. Galbato	45,250	27,509(2)	72,759
Janet M. Thompson	65,000	19,671(2)	84,671
Jeffrey M. Stibel (3)	8,750	---	8,750

(1)
The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by the Company’s directors. The option award amounts represent the aggregate grant date fair value of the option awards, as estimated for financial statement purposes in accordance with FASB ASC Topic 718.  For additional information regarding assumptions made in these valuations, refer to Note 10 of the “Notes to Consolidated Financial Statements” in Part IV, Item 15–Exhibits and Financial Statement Schedules of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, accompanying this Proxy Statement.

(2)
10,000 option awards granted on June 20, 2019, at an exercise price of $3.69 per share; provided that in the case of Mr. Galbato, also includes 4,383 option awards granted on January 11, 2019, at an exercise price of $3.38, upon Mr. Galbato’s appointment to serve on the Board.

(3)	Mr. Stibel resigned from the Board effective January 11, 2019.

The Company’s outside directors currently receive cash compensation for service on the Board or any committee or subcommittee thereof. These directors currently receive the following fees: (i) annual fee of $35,000 payable quarterly and (ii) $1,000 for each Board or committee meeting attended, whether by phone or in person, with the Chairman of the Board or committee, as applicable, receiving $2,000 for each such meeting rather than $1,000. The Company also reimburses directors for expenses incurred in connection with attendance at Board and committee or subcommittee meetings. In addition to the foregoing annual and meeting fees, each of the Chairman of the Board and the Chairman of the Audit Committee is currently entitled to a $25,000 annual retainer payable quarterly; the Chairman of the Compensation Committee is entitled to a $10,000 annual retainer payable quarterly; and the Chairman of the Corporate Governance and Nominations Committee is entitled to a $5,000 annual retainer payable quarterly. The retainers were established based on market data provided by the Compensation Committee’s Independent Compensation Consultant and an internal assessment of the amount of time required to be devoted to Company matters.

In light of the financial impact of the COVID-19 pandemic on the Company, the Board’s Compensation Committee has approved a temporary 50% reduction in the quarterly and meeting fees for the Board’s independent outside directors. These temporary reductions will be in effect for the months of April, May and June 2020.

Annual grants of 10,000 stock options were made to each non-employee director. To receive these option grants, a director must be a non-employee director at the time of grant. The option grant dates were determined by the Board, but the Board generally has granted options in conjunction with the Company’s annual meeting of stockholders. Options awarded in 2019 have a term of seven years and vest in equal monthly installments over a twelve-month period commencing with the date of grant. The exercise price of these options was no less than 100% of the fair market value per share of Common Stock on the date of the grant of the option.  The annual grant of options to new non-employee directors generally have been made upon joining the Board, with the number of stock options granted being pro-rated for the year in which the new director joins the Board based on the period of service from the grant date to the date of the next annual meeting.

Directors who are also full-time employees or who are not otherwise deemed to be independent outside directors do not receive stock options or other compensation for their service as directors. Neither Mr. de Tezanos nor Mr. Vargas, who no longer serve as officers of the Company, received any stock options or other compensation for their service as directors.

Equity Compensation Plans

The following table summarizes information, as of December 31, 2019, relating to the Company’s equity compensation plans pursuant to which the Common Stock may be issued (or that have options outstanding under expired or terminated plans).

			Number of
			securities remaining
			available for
			future issuance
			under equity
	Number of securities	Weighted-average	compensation
	to be issued upon	exercise	plans
	exercise of outstanding	price of outstanding	(excludingsecurities reflected
Plan Category	options and rights	options and rights	in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders (1)	2,891,606	$6.38	1,974,833
Equity compensation plans not approved by stockholders (2)	1,470,000	$3.12	—
Total	4,361,606	$5.28	1,974,833

(1)
Includes the Company’s Amended and Restated 2001 Stock and Option Plan, 2010 Equity Incentive Plan, Amended and Restated 2014 Equity Incentive Plan, and the 2018 Equity Incentive Plan. Only the 2018 Plan is currently available for future stock option or other equity-based awards.

(2)
Includes (i) 1,000,000 inducement stock options granted to Mr. Jared R. Rowe, the Company’s President and Chief Executive Officer, under an Inducement Stock Option Agreement dated April 12, 2018, which options expire April 12, 2025; (ii) 50,000 inducement stock options granted to Ms. Sara E. Partin, the Company’s Senior Vice President, Chief People Officer, under Inducement Stock Option Agreements dated October 22, 2018, which options expire October 22, 2025; (iii) 120,000 inducement stock options granted to Mr. Joseph P. Hannan, the Company’s Executive Vice President, Chief Financial Officer, under an Inducement Stock Option Agreement dated December 17, 2018, which options expire December 17, 2025; and (iv) 165,000 inducement stock options granted to Mr. Daniel R. Ingle, the Company’s Executive Vice President, Chief Operating Officer, under an Inducement Stock Option Agreement dated January 16, 2019, which options expire January 16, 2026. Also includes (i) 100,000 inducement stock options granted to Mr. Timothy L. Branham, the Company’s former Senior Vice President, Chief Technology Officer, under an Inducement Stock Option Agreement dated December 17, 2018; and (ii) 35,000 inducement stock options granted to Mr. Mark Ugar, the Company’s former Vice President, Strategy and Development, under an Inducement Stock Option Agreement dated December 28, 2018. Messrs. Branham’s and Ugar’s employment with the Company was terminated, without cause, on April 1, 2020 and February 3, 2020, respectively, and their inducement options will expire June 30, 2020 and May 3, 2020, respectively, if not exercised or extended (in accordance with the terms of their respective Inducement Stock Option Agreements) prior to their expiration.

Inducement Stock Option Grants. The Compensation Committee of the Board and the Board approved grants of stock options to acquire shares of the Company’s Common Stock to the individuals referenced in Footnote 2 to the Equity Compensation Plans table above, at an exercise price equal to the closing price of the Common Stock on The Nasdaq Capital Market on the day the individual commenced employment with the Company (“Grant Date”). The options were granted as inducement options under Nasdaq listing rules and have a term of seven years. One-third of the options vest on the first anniversary of the Grant Date and one thirty-sixth of the options shall vest on each successive monthly anniversary of the Grant Date for the following twenty-four months, except for Mr. Rowe’s grant which vests in 36 monthly installments on the first day of each calendar month following the April 12, 2018 grant date. Vesting of the options will accelerate upon the occurrence of certain events, including upon a change in control of the Company or upon a termination of the individual’s employment by the Company without cause or by the individual for good reason, as set forth in each individual’s employment or severance benefit agreement, with the exception of Mr. Ugar who did not receive a severance benefits agreement upon his employment with the Company.

Exchange Act Section 16(a) Filings

Based solely upon the Company’s review of forms filed by directors, officers, and beneficial owners of more than ten percent of the Common Stock pursuant to Section 16(a) of the Exchange Act and written representations, the Company is not aware of any failures by any such person to file on a timely basis the forms required to be filed by them pursuant to Section 16(a) of the Exchange Act during the most recent fiscal year.

TRANSACTION OF OTHER BUSINESS AT ANNUAL MEETING

As of the date of this Proxy Statement, the Board does not presently intend to present any other matter for action at the Annual Meeting and no stockholder has given timely notice in accordance with the Company’s Bylaws of any matter that it intends to be brought before the meeting.  Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

FUTURE STOCKHOLDER NOMINATIONS AND PROPOSALS

In order to be included in AutoWeb’s proxy materials for the 2021 annual meeting of stockholders, any proposal must be received by December 31, 2020 and otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, the Bylaws establish advance notice procedures with regard to stockholder nominations for the election of directors or other business to be properly brought before an annual meeting. For nominations or other business to be properly brought before the meeting by a stockholder, a stockholder must provide written notice delivered to the Secretary of AutoWeb no less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. The notice must contain specified information and representations concerning the stockholder (and the beneficial owner, if any, on whose behalf the nomination or proposal is made), the nominee(s) or other business. However, in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, the stockholder must deliver the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by AutoWeb. Notwithstanding compliance with the foregoing advance notice provisions, unless required by applicable law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present the nomination or other business, the nomination will be disregarded and other business will not be transacted, notwithstanding that proxies in respect of the nomination or other business may have been received by AutoWeb. All notices of nominations or proposals by stockholders, whether or not to be included in AutoWeb’s proxy materials, should be sent to AutoWeb, Inc., 400 North Ashley Drive, Suite 300, Tampa, Florida 33602, Attention: Corporate Secretary. A copy of the full text of the provisions of the Bylaws discussed above may be obtained by writing to the Corporate Secretary of AutoWeb.

AutoWeb reserves the right to reject, rule out of order or take other appropriate action with respect to any nominations or proposals that do not comply with these and other applicable requirements.

Because AutoWeb did not have timely notice of any other matters to be brought before the Annual Meeting, the enclosed proxy card confers discretionary authority to vote on any other matters that may be presented at the meeting.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to complete, date and sign your proxy exactly as your name appears on your proxy, and return it in the enclosed prepaid return envelope. Prior to the Voting Instructions Cutoff Time, stockholders may also provide voting instructions using the Internet at www.proxyvote.com or by calling 1.800.690.6903 as described in this Proxy Statement and accompanying proxy card. Please act promptly to ensure that you will be represented at the Annual Meeting.

April 23, 2020	By Order of the Board of Directors
Glenn E. Fuller Executive Vice President, Chief Legal Officer and Secretary

Appendix A

AUTOBYTEL INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

as Rights Agent

TAX BENEFIT PRESERVATION PLAN

Dated as of May 26, 2010

 TABLE OF CONTENTS

1	Certain Definitions.	1
2	Appointment of Rights Agent.	6
3	Issue of Right Certificates.	6
4	Form of Right Certificates.	7
5	Countersignature and Registration.	7
6	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.	7
7	Exercise of Rights, Purchase Price; Expiration Date of Rights.	8
8	Cancellation and Destruction of Right Certificates.	9
9	Availability of Shares of Capital Stock.	9
10	Capital Stock Record Date.	9
11	Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights.	10
12	Certificate of Adjusted Purchase Price or Number of Shares.	15
13	[Reserved].	15
14	Fractional Rights and Fractional Shares.	15
15	Rights of Action.	16
16	Agreement of Right Holders.	16
17	Right Certificate Holder Not Deemed a Stockholder.	17
18	Concerning the Rights Agent.	17
19	Merger or Consolidation or Change of Name of Rights Agent.	17
20	Duties of Rights Agent.	17
21	Change of Rights Agent.	19
22	Issuance of New Right Certificates.	19
23	Redemption.	20
24	Exchange.	21
25	Notice of Certain Events.	22
26	Notices.	22
27	Supplements and Amendments.	23
28	Successors.	23
29	Benefits of this Plan.	23
30	Process to Seek Exemption.	23
31	Determinations and Actions by the Board of Directors.	23
32	Severability.	24
33	Governing Law.	24
34	Counterparts.	24
35	Descriptive Headings.	24
36	Force Majeure.	24
37	Interpretation.	24

Exhibit A	Form of Right Certificate
Exhibit B	Summary of Rights

TAX BENEFIT PRESERVATION PLAN

This Tax Benefit Preservation Plan, dated as of May 26, 2010 (“Plan”), is entered into between Autobytel Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Rights Agent”).

Background

The Company has generated certain substantial net operating loss carryovers and other tax attributes for United States federal income tax purposes (collectively, “NOLs”), which will potentially provide valuable Tax Benefits (as defined below) to the Company. The ability to use the NOLs may be adversely affected by an “ownership change” of the Company within the meaning of Section 382 (as defined below). The Company desires to avoid such an “ownership change” and thereby preserve the ability to use the NOLs. In furtherance of such objective, the Company desires to enter into this Plan.

The Board of Directors of the Company (the “Board”) has authorized shares of preferred stock designated as “Series A Junior Participating Preferred Stock” and has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined below) on June 11, 2010 (the “Record Date”), each Right initially representing the right to purchase one one-hundreth (subject to adjustment) of a share of Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and before the Expiration Date in accordance with Section 22.

Accordingly, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties agree as follows:

1.  Certain Definitions. For purposes of this Plan, the following terms have the meaning indicated:

(a) “Acquiring Person” shall mean any Person (other than any Exempt Person) that has become, in itself or together with all Affiliates of such Person, the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding; provided, however, that Coghill (as defined herein) shall not be deemed an “Acquiring Person” so long as (1) Coghill, together with its Affiliates and Associates, is not the Beneficial Owner of more than 8,121,610 shares of Common Stock (other than pursuant to a transaction authorized in writing in advance by the Board of Directors, including a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a split or subdivision of Common Stock), (2) the Standstill Agreement (as defined herein) continues to be binding on Coghill, (3) Coghill is in substantial compliance (as determined by the Board in its sole discretion) with the terms of the Standstill Agreement, as amended from time to time, (4) any and all amendments to the Standstill Agreement have been approved by the Board, and (5) no amendments, if executed after the Distribution Date, cure, or have the effect of curing, any prior breach of the Standstill Agreement or any amendment thereto; further provided, however, that, subject to the following sentence, any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced; provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction.

If a Person is not deemed an Acquiring Person by reason of the Person’s status as an Existing Holder or pursuant to the provisions in subsections (i) through (iv) above, such Person will become an Acquiring Person if that Person thereafter acquires Beneficial Ownership of any additional shares of Common Stock (other than (a) pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock, (b) pursuant to a split or subdivision of the outstanding Common Stock, or (c) pursuant to any of the provisions in subsections (i) through (iv) above), unless, upon becoming the Beneficial Owner of such additional share or shares of Common Stock, such Person is not then the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding.

Notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such inadvertently (including, because (A) such Person was unaware that it Beneficially Owned a percentage of shares of outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), then the Board may, in its sole discretion, determine that if such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1(a), then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such inadvertent acquisition.

Further notwithstanding the foregoing, if a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1(a), has become such as a result of an acquisition of Beneficial Ownership of shares of Common Stock that the Board in its sole discretion determines in good faith, prior to the Distribution Date that would otherwise occur as a result of such acquisition will not be likely to directly or indirectly limit the availability to the Company of the Tax Benefits or is otherwise in the best interests of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for purposes of this Plan as a result of such acquisition. The Board shall not have any obligation, implied or otherwise, to make any such determination. For the sake of clarity, any Person deemed not to have become an “Acquiring Person” pursuant to the preceding sentence will be subject to the provisions of this Section 1(a) with respect to any future acquisitions of Beneficial Ownership of shares of Common Stock.

(b) “Affiliate” shall mean, with respect to any Person, any other Person (whether or not an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or any comparable successor provision, or otherwise aggregated with shares owned by such first Person for purposes of Section 382.

(c) “Associate,” with respect to any Person, shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(d) “Authorized Officer” shall have the meaning set forth in Section 20(b) hereof.

(e) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own” and have “Beneficial Ownership” of, any securities:

(i) which, for purposes of Section 382, such Person is the “beneficial owner” of or is deemed to constructively own or otherwise are to be aggregated with shares owned by such Person;

(ii) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of or to “beneficially own” securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for payment, purchase or exchange;

(iii) which such Person, or any of such Person’s Affiliates or Associates, directly or indirectly has the right to vote or dispose of or has “beneficial” ownership of within the meaning of Rule 13d−3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iv) which are Beneficially Owned, directly or indirectly, by any other Person with whom (or with any Affiliate or Associate of such other Person) such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing and other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(e)(iii) hereof) or disposing of any securities of the Company; or

(v) which such Person or any of such Person’s Affiliates or Associates has a Synthetic Long Position that has been disclosed in a filing by such Person or any of such Person’s Affiliates or Associates pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act in respect of which Common Stock are the “subject security” (as such term is used in such Regulations); provided, however, that a Person will not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” any security (A) that may be acquired upon the exercise of Rights prior to the exercise of such Rights, (B) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered security is accepted for purchase or exchange, (C) solely as a result of such Person having the right to vote such security pursuant to a revocable proxy as described in the proviso to subparagraph (iii) of this paragraph (e), or (D) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act.

Provided, however, that nothing in this paragraph (e) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “Beneficially Own” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.

The percentage of shares of the outstanding Common Stock deemed Beneficially Owned by a Person for purposes of this Plan shall be no less than that determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k) of the Treasury Regulations, and any comparable successor provisions; provided, however, that for the sole purpose of determining the percentage of shares of the outstanding Common Stock owned by any particular Person (and not for the purpose of determining the percentage of shares of outstanding Common Stock owned by any other Person), Common Stock held by such Person shall not be treated as no longer owned by such Person pursuant to Treasury Regulation § 1.382-2T(h)(2)(i)(A), or any comparable successor provision.

(f) “Board” shall have the meaning set forth in the background hereto.

(g) “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(h) “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law or executive order to close.

(i) “Cashless Exercise” shall have the meaning set forth in Section 11(o) hereof.

(j) “Certificate of Incorporation” shall mean the Fifth Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on December 14, 1998, together with the Certificate of Amendment of the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on March 1, 1999, the Second Certificate of Amendment of the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on July 22, 1999, the Third Certificate of Amendment to the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on August 14, 2001, and the Amended Certificate of Designation of Series A Junior Participating Preferred Stock as filed with the Secretary of State of the State of Delaware on April 24, 2009, as the same may be amended and restated from time to time.

(k) “Close of Business” on any given date shall mean 5:00 P.M., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern time, on the next succeeding Business Day.

(l)     “Code” shall mean the Internal Revenue Code of 1986, as amended.

(m)    “Coghill” shall mean Coghill Capital Management, L.L.C., CCM Master Qualified Fund, Ltd., and Clint Coghill.

(n) “Common Stock” when used with reference to the Company shall mean the common stock, par value $0.001 per share, of the Company.

(o) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(q) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(r) “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b) hereof.

(s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(t) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(u) “Exemption Request” shall have the meaning set forth in Section 30 hereof.

(v) “Exempt Person” shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including in its fiduciary capacity, (ii) any employee benefit and/or savings plan of the Company or of any Subsidiary of the Company, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other benefits for employees of the Company or of any Subsidiary of the Company.

(w) “Exempt Transaction” shall mean any transaction that the Board, in its sole discretion, has declared exempt pursuant to Section 30, which determination shall be irrevocable with respect to such transaction.

(x) “Existing Holder” shall mean any Person who, together with all Affiliates, Beneficially Owned shares of Common Stock in excess of 4.90% of the shares of Common Stock then outstanding immediately before the first public announcement hereof.

(y) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(z) “Invalidation Time” shall have the meaning set forth in Section 11(a)(ii) hereof.

(aa) “NASDAQ” shall mean The Nasdaq Stock Market.

(bb) “New York Stock Exchange” shall mean the New York Stock Exchange, Inc.

(cc) “NOLs” shall have the meaning set forth in the background hereto.

(dd)   “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, association, unincorporated organization or other legal entity or any group of persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, or any comparable successor provision.

(ee)    “Plan” shall have the meaning ascribed thereto in the preamble to this Plan, and such term shall include all amendments to this Plan.

(ff)      “Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company.

(gg)    “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(hh)    “Record Date” shall have the meaning set forth in the background hereto.

(ii)     “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.

(jj)      “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(kk)    “Requesting Person” shall have the meaning set forth in Section 30 hereof.

(ll)      “Right” shall have the meaning set forth in the background hereto.

(mm)  “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(nn) “Securities Act” shall mean the Securities Act of 1933, as amended.

(oo) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(pp) “Section 382” shall mean Code section 382, and all Treasury Regulations promulgated under it, and any comparable successor provision.

(qq) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(rr)       “Standstill Agreement” shall mean the Standstill Agreement between the Company and Coghill, dated as of January 13, 2009.

(ss)      “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, a report filed or amended pursuant to Section 13(d) of the Exchange Act) (i) by the Company or a Person or an Affiliate or Associate of the Person, that the Person has become an Acquiring Person or (ii) by the Company, that the Board has concluded, based on information from any source, that a Person has become an Acquiring Person.

(tt)       “Subsidiary” of any Person shall mean any Person of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other Persons performing similar functions are Beneficially Owned, directly or indirectly, by such first Person, and any Person that is otherwise controlled by such first Person.

(uu) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(vv) “Synthetic Long Position” shall mean any option, warrant, convertible security, stock appreciation right or other contractual right, whether or not presently exercisable, which has an exercise or conversion privilege or a settlement payment or mechanism at a price related to Common Stock or a value determined in whole or in part with reference to, or derived in whole or in part from, the market price or value of Common Stock, whether or not such right is subject to settlement in whole or in part in Common Stock, and which increases in value as the value of Common Stock increases or which provides to the holder of such right an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Common Stock, but shall not include:

(i) rights of a pledgee under a bona fide pledge of Common Stock;

(ii) rights of all holders of Common Stock to receive Common Stock pro rata, or obligations to dispose of Common Stock, as a result of a merger, exchange offer, or consolidation involving the Company;

(iii) rights or obligations to surrender Common Stock, or have Common Stock withheld, upon the receipt or exercise of a derivative security or the receipt or vesting of equity securities, in order to satisfy the exercise price or the tax withholding consequences of receipt, exercise or vesting;

(iv) interests in broad-based index options, broad-based index futures, and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority;

(v) interests or rights to participate in employee benefit plans of the Company held by employees or former employees of the Company; or

(vi) options granted to an underwriter in a registered public offering for the purpose of satisfying over-allotments in such offering.

The number of shares of Common Stock in respect of which a Person has a Synthetic Long Position shall be the notional or other number of shares of Common Stock specified in a filing by such Person or any of such Person’s Affiliates or Associates pursuant to Regulation 13D-G or Regulation 14D under the Exchange Act in respect of which Common Stock is the “subject security” (as such term is defined in such Regulations) or in the documentation evidencing the Synthetic Long Position as being subject to be acquired upon the exercise or settlement of the applicable right or as the basis upon which the value or settlement amount of such right, or the opportunity of the holder of such right to profit or share in any profit, is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in such filing or documentation, as determined by the Board in good faith to be the number of shares of Common Stock to which the Synthetic Long Position relates.

(ww)   “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(xx) “Tax Benefits” shall mean all net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, if any, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(yy)      “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(zz)      “Treasury Regulations” shall mean final, temporary and proposed income tax regulations promulgated under the Code.

(aaa)    “Trust” shall have the meaning set forth in Section 24(a) hereof.

(bbb)    “Trust Agreement” shall have the meaning set forth in Section 24(a) hereof.

Any determination required by the definitions in the Plan shall be made by the Board in its good faith judgment, which determination shall be binding on the Rights Agent and the holders of Rights.

2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

3. Issue of Right Certificates.

(a) Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (ii) the Close of Business on the tenth Business Day (or, unless the Distribution Date shall have previously occurred, such later date as may be specified by the Board) after the commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person to commence, a tender or exchange offer, the consummation of which would result in any Person (other than an Exempt Person) becoming an Acquiring Person (the earlier of such dates being referred to as the “Distribution Date”; provided, however, that if either of such dates occurs after the date of this Plan and on or before the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) solely by the certificates representing the Common Stock registered in the names of the holders thereof (or by Book Entry shares in respect of such Common Stock) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more right certificates, in substantially the form of Exhibit A hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit B hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock. With respect to certificates representing Common Stock (or Book Entry shares of Common Stock) outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced solely by such certificates registered in the names of the holders thereof (or the Book Entry shares). Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock (or any Book Entry shares of Common Stock) outstanding on the Record Date shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or Book Entry shares.

(c) Rights shall be issued in respect of all shares of Common Stock issued or disposed of after the Record Date but before the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date). Certificates issued for Common Stock after the Record Date but before the earlier of the Distribution Date and the Expiration Date (or in certain circumstances provided in Section 22 hereof, after the Distribution Date) shall have impressed on, printed on, written on or otherwise affixed to them substantially the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Tax Benefit Preservation Plan between Autobytel Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent, dated as of May 26, 2010 and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Plan, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Plan) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to any Book Entry shares of Common Stock, such legend shall be included in a notice to the registered holder of such shares in accordance with applicable law. With respect to certificates containing the foregoing legend or Book Entry shares, the holders of which were delivered (or otherwise had) notice of the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates or Book Entry shares shall be evidenced solely by such certificates or Book Entry shares alone, and the surrender for transfer of any such certificate or Book Entry share, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but before the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

Notwithstanding this paragraph (c), neither the omission of the legend required hereby, nor the failure to deliver the notice of such legend, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment and the certificates to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of NASDAQ or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Plan, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

5. Countersignature and Registration.

(a) The Right Certificates shall be executed on behalf of the Company by the President of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

(b) Following the Distribution Date, receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of this Plan, at any time after the Close of Business on the Distribution Date and at or before the Close of Business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have (i) properly completed and duly executed the certificate set forth in the form of assignment on the reverse side of such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof. Thereupon the Rights Agent, subject to the provisions of this Plan, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Rights Agent shall forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Plan which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) Subject to the provisions of this Plan, at any time after the Distribution Date and before the Expiration Date, upon receipt by the Company and the Rights Agent of evidence satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7. Exercise of Rights, Purchase Price; Expiration Date of Rights.

(a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one-hundredth of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised and an amount equal to any tax or charge required to be paid by such holder under Section 9(e) hereof, at any time which is both after the Distribution Date and before the time (the “Expiration Date”) that is the earliest of: (i) the Close of Business on May 26, 2014, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the end of the calendar month in which occurs the final adjournment of the Company’s 2011 annual meeting of stockholders, if stockholder approval of this Plan has not been received at such meeting, (v) the repeal of Section 382 or any successor statute if the Board determines that this Plan is no longer necessary for the preservation of Tax Benefits, (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vii) such time as the Board determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company. The Board shall at least annually consider whether to make the determination provided by Section 7(a)(vii) in light of all relevant factors, including, in particular, the amount and anticipated utilization of the Company’s Tax Benefits and the Company’s market capitalization. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Expiration Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on May 26, 2014, that the Expiration Date has not occurred.

(b) The Purchase Price shall be initially $8.00 for each one one-hundredth of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”). The Purchase Price and the number of one one-hundredths of a share of Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied (subject to the following sentence and Section 11(o)) by payment of the aggregate Purchase Price for the number of shares of Preferred Stock to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 6 hereof, in cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock, or make available if the Rights Agent is the transfer agent for the Preferred Stock, certificates for the number of shares of Preferred Stock to be purchased, and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests, or (B) requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request, (ii) when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Plan, after receipt of the cash requisitioned from the Company, deliver such cash to or upon the order of the registered holder of such Right Certificate. If the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Plan.

(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 6 and Section 14 hereof.

(e) Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities into which the Rights have been converted or exchanged upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner, former Beneficial Owner and/or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in respect thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

 9. Availability of Shares of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on NASDAQ or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on NASDAQ or listed on such other national securities exchange or quotation system upon official notice of issuance upon such exercise.

(c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights (subject to payment of the Purchase Price) or delivered pursuant to an exchange for Common Stock under Section 24, shall, at the time of delivery of the certificates therefor, be duly and validly authorized and issued and fully paid and nonassessable shares.

(e) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock (or shares of Common Stock and other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock (or shares of Common Stock and other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock (or shares of Common Stock and other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

10. Capital Stock Record Date. Each Person in whose name any certificate for Preferred Stock (or Common Stock or other securities, as the case may be) is issued (or in whose name shares thereof are registered in book-entry form) upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock (or Common Stock or other securities, as the case may be) represented by such certificate (or registered in book-entry form), and such certificate shall be dated (or the registration in book-entry form shall be dated), the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made or, if issued pursuant to Section 24, the date upon which the Company issues such certificate or effects such registration in book-entry form in exchange for the Rights; provided, however, that if the applicable transfer books of the Company are closed on such date, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated (or the registration in book-entry form shall be dated), the next succeeding Business Day on which such transfer books are open. Before the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 24), the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)

(i) In the event the Company shall at any time after the date of this Plan (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding shares of Preferred Stock, (C) combine the outstanding shares of Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately before such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

(ii) Subject to Section 24 of this Plan, and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one-hundredths of a share of Preferred Stock) as shall equal the result obtained by multiplying (x) the then-current Purchase Price, by (y) the number of one-hundredths of a share of Preferred Stock for which a Right is then exercisable and dividing the product of (x) and (y) by (z) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with this Section 11 hereof. Notwithstanding anything in this Plan to the contrary, however, from and after the time (the “Invalidation Time”) when any Person first becomes an Acquiring Person, any Rights that are Beneficially Owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Invalidation Time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee before or concurrently with the Invalidation Time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer that the Board has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action, and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Plan. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates or Associates or transferees hereunder. From and after the Invalidation Time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Invalidation Time and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Invalidation Time has not occurred.

(iii) The Company may at its option (or, if required to comply with its Certificate of Incorporation, shall) substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fraction of shares of Preferred Stock (or, if required to comply with its Certificate of Incorporation, equivalent shares of its capital stock) having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately before the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Preferred Stock or other equity securities of the Company (including shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board to have substantially the same value as the shares of Common Stock (such shares of preferred stock and shares or fractions of shares of preferred stock are hereinafter referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, within the thirty (30) day period referred to above the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board elects, such thirty (30) day period may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any “Common Stock Equivalent” shall be deemed to equal the current per share market price of the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having similar rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Preferred Stock or Equivalent Preferred Shares at a price per share of Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately before such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d)

(i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately before, but not including, such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following, but not including, the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and before the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Security is not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted or reported, the average of the high and low asked prices in the over-the-counter market as reported by any system then in use, or, if not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Designation for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a share of Preferred Stock or share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date. If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

(f) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(g) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately before the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-hundredth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right immediately before such adjustment by (y) the Purchase Price in effect immediately before such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(h) The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment made to the number of shares of Preferred Stock for which a Right may be exercised pursuant to Section 11(a)(i), 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately before such adjustment. Each Right held of record before such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately before adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders before the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(i) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one-hundredths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder without effect on the Purchase Price payable to exercise a Right or the number of one one-hundredths of a share of Preferred Stock issuable upon the exercise of a Right as provided herein.

(j) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

(k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock, Common Stock or and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect before such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(l) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(m) Notwithstanding anything in this Plan to the contrary, in the event that at any time after the date of this Plan and before the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock, or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately before such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately before the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

(n) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Section 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o) In the event that the Rights become exercisable, the Board in its sole discretion may permit the Rights, subject to Section 7(e), to be exercised for 50% of the shares of Common Stock (or other securities, cash or other assets, as the case may be) that would otherwise be purchasable under subsection (a), in consideration of the surrender to the Company of the Right Certificate representing the Right so exercised and without other payment of the Purchase Price (“Cashless Exercise”). Rights exercised under this Section 11(o) shall be deemed to have been exercised in full and shall be canceled.

12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate. Any adjustment to be made pursuant to Section 11 hereof shall be effective as of the date of the event giving rise to such adjustment.

 13. [Reserved].

 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights (except before the Distribution Date in accordance with Section 11(m) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately before the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or NASDAQ or, if the Rights are not listed or admitted to trading on the New York Stock Exchange or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by such system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

(b) The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-hundredth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners (for the purposes of this Section 14(b), as such term is defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-hundredth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Preferred Stock shall be the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately before the date of such exercise.

(c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d)(i) hereof), for the Trading Day immediately before the date of such exercise or exchange.

(d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15. Rights of Action. All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, before the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, before the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, before the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, before the Distribution Date, such Common Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.

16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) before the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer, and such additional evidence of the identity of the Beneficial Owner, former Beneficial Owner and/or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, before the Distribution Date, the Common Stock certificate (or Book Entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate (or notices provided to holders of Book Entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the penultimate sentence of Section 11(a)(ii), shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its reasonable best efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Plan), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, administration, execution and amendment of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration and execution of this Plan or the exercise and performance of its duties hereunder, including, without limitation, the costs and expenses of defending against any claim of liability in the premises. The provisions of this Section 18 and Section 20 below (including, but not limited to, the indemnity provided herein) shall survive the exercise or expiration of the Rights, the termination of this Plan and the resignation or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

(b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, the acceptance and administration of this Plan in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have any duty or notice unless and until the Company has provided the Rights Agent with actual written notice. Anything in this Plan to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the possibility of such loss or damage. Any liability of the Rights Agent under this Plan shall be limited to the amount of fees paid by the Company to the Rights Agent.

19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan and at such time any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Plan (and no implied duties or obligations shall be read against the Rights Agent) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company and/or the Board and/or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered, or omitted to be taken by it in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering (or omitting to take) any action hereunder, such fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of the current per share market price of any security) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, the Treasurer or the Secretary of the Company (each, an “Authorized Officer”)and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered omitted in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any liability nor be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12 hereof describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock to be issued pursuant to this Plan or any Right Certificate or as to whether any Preferred Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

(g) The Rights Agent is hereby authorized and directed to accept advice or instructions with respect to the performance of its duties hereunder from any one of the Authorized Officers of the Company, and to apply to such Authorized Officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with the advice or instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or omitted and the Rights Agent shall not be liable for any action taken, suffered or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date indicated in such application unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking, suffering or omitting any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken, suffered, or omitted.

(h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not a Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, willful misconduct or bad faith.

(j) No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been executed, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company

21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its affiliates is not also the transfer agent for the Company, to each transfer agent for the Common Stock or Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Plan as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Common Stock or Preferred Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of any State of the United States which is authorized under such laws to conduct shareholder services business and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $10 million or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent for the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and before the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing before the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

23. Redemption.

(a) The Board may, at any time before such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring in respect of the Common Stock after the date hereof (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d)(i) hereof) or any other form of consideration deemed appropriate by the Board. Notwithstanding the foregoing, the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such holder shall be rounded to the nearest $0.01 (such that fractions of $0.01 greater than or equal to $0.005 shall be rounded up and fractions of $0.01 less than $0.005 shall be rounded down); and further provided that the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such Person shall in no event be less than $0.01.

(b) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board ordering the redemption of the Rights (or such later time as the Board may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(b) or any defect therein shall not affect the validity of the action taken by the Company.

(c) In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, before the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be void without any further action by the Company.

24. Exchange.

(a) The Board may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding Rights (which shall not include Rights that have not become effective or that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof ) for shares of Common Stock at an exchange ratio of one share of Common Stock (or one-hundredth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the outstanding shares of Common Stock. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the shares of Common Stock issuable pursuant to the exchange, and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the effectiveness of the action of the Board ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent) and shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24 (or if the issuance of Common Stock in exchange for any Rights would not otherwise be permitted under the Certificate of Incorporation), the Company shall substitute, to the extent of such insufficiency or to the extent necessary to comply with its Certificate of Incorporation, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof (or Equivalent Preferred Shares, as such term is defined in Section 11(b), or other equivalent shares of its capital stock) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Preferred Stock (or Equivalent Preferred Share or other equivalent share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

25. Notice of Certain Events.

(a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock payable in Common Stock, to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, winding up, reclassification, subdivision, combination or consolidation is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days before the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days before the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

(b) In the event that any Person becomes an Acquiring Person, then the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate (or if occurring before the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii).

(c) The failure to give notice required by this Section 25 or any defect therein shall not affect the validity of the action taken by the Company or the vote upon any such action.

26. Notices. Except as otherwise provided herein, notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

AUTOBYTEL INC.
18872 MacArthur Boulevard
Irvine, CA 92612-1400
Attention: General Counsel

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

COMPUTERSHARE TRUST COMPANY, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry shares in respect thereof) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27. Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights, in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment may adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Plan to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall promptly execute such supplement or amendment. Notwithstanding anything contained in this Plan to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Plan. The Rights Agent hereby acknowledges that in all matters arising under this Plan, including any amendment hereto pursuant to this Section 27, time is of the essence.

28. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, before the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, before the Distribution Date, the Common Stock).

30. Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person becoming an Acquiring Person, may, in accordance with this Section 30, request that the Board grant an exemption with respect to such acquisition under this Plan (the Person requesting such exemption, a “Requesting Person”) so that such acquisition will be deemed to be an “Exempt Transaction” for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by fax and by registered mail, return receipt requested, to the Secretary of the Company at the principal executive offices of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock, such that the Requesting Person would otherwise become an Acquiring Person, and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof pursuant to registered mail; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Board shall grant an exemption in response to an Exemption Request only if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person will not be likely to directly or indirectly limit the availability to the Company of the Tax Benefits or is otherwise in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares of Common Stock approved by the Board), in each case as and to the extent the Board shall determine in its sole discretion to be necessary or desirable to provide for the protection of the Company’s Tax Benefits or otherwise in the best interests of the Company. The Board shall not have any obligation, implied or otherwise, to grant any Exemption Request. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto.

31. Determinations and Actions by the Board of Directors. The Board shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or not redeem the Rights or to amend or not amend this Plan). All such actions, calculations, interpretations and determinations that are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties. The Rights Agent is entitled always to presume that the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon. The Board may delegate all or any portion of its power and authority to administer this Plan and to exercise the rights and powers hereunder to a committee of and appointed by the Board.

32. Severability. If any term, provision, covenant or restriction of this Plan or applicable to this Plan is held by a court of competent jurisdiction or other authority to be invalid, null and void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated; and provided, further, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately; provided, however, that notwithstanding anything in this Plan to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, null and void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the Close of Business on the tenth Business Day following the date of such determination by the Board.

33. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

34. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

35. Descriptive Headings. Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

36. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

37. Interpretation. In this Plan, unless a clear contrary intention appears:

(a) where not inconsistent with the context, words in the plural number include the singular number and vice versa;

(b) reference to any Person includes such Person’s successors and assigns but, if applicable, only such successors and assigns permitted by this Plan;

(c) reference to any gender includes each other gender;

(d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and includes all addenda, exhibits and schedules thereto;

(e) all references to Sections refer to the Sections of this Plan and all references to Exhibits refer to the Exhibits attached to this Plan, each of which is made a part of this Plan for all purposes;

(f) reference to any law means such law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that provision of such law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(g) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Plan as a whole and not to any particular Section or other provision hereof and, unless the context otherwise requires, references herein to a specific Section, subsection, preamble, recital, or Exhibit refer, respectively, to Articles, Sections, subsections, preamble, recitals, or Exhibits of this Plan;

(h) “including” (and with correlative meaning, “include”) means including without limitation;

(i) “or” is used in the inclusive sense of “and/or”;

(j) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

(k) the terms “Dollars” and “$” mean United States Dollars.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Tax Benefit Preservation Plan to be duly executed as of the 26th day of May, 2010.

AUTOBYTEL INC.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and Administrative Officer and Secretary

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:	/s/ Dennis V. Moccia
Name: Dennis V. Moccia
Title: Manager, Contract Administration

Exhibit A

Form of Right Certificate

Certificate No. R-______

NOT EXERCISABLE AFTER May 26, 2014 OR SUCH EARLIER DATE AS PROVIDED BY THE TAX BENEFIT PRESERVATION PLAN OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

RIGHT CERTIFICATE

AUTOBYTEL INC.

This certifies that ___________________________ or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of May 26, 2010, as the same may be amended from time to time (the “Plan”), between Autobytel Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and before 5:00 P.M., Eastern time, on May 26, 2014 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company at a purchase price of $_______ per one one-hundredth of a share of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-hundredths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of __________ ___, 20__, based on the Preferred Stock as constituted at such date. As provided in the Plan, the Purchase Price, the number of one one-hundredths of a share of Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events. Any capitalized terms used herein and not otherwise defined shall have the meaning attributed to them in the Plan.

Except as otherwise provided in the Plan, in the event that any person, entity or group becomes an Acquiring Person, if the Rights evidenced by this Right Certificate are Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person, (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights.

As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Stock or other securities that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, including any person, entity or group becoming an Acquiring Person.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Plan without charge after receipt of a written request therefor.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, or shares of Preferred Stock.

No fractional shares of Common Stock or Preferred Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Preferred Stock which are integral multiples of one one-hundredths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _________ __, 20__.

AUTOBYTEL INC.

By:

                Name:

                Title:

ATTEST:

Name:

Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED
__________________________
hereby sells, assigns and
transfers unto

(Please print name and address of transferee)

_______ Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Guaranteed:

Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

 (To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan).

________________________
Signature

Form of Reverse Side of Right Certificate – continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by Right Certificate)

TO AUTOBYTEL INC.:

The undersigned hereby irrevocably elects to exercise ________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates representing such shares of Preferred Stock (or such other securities) be issued in the name of:

_________________________________________________________________________________________________________________________________
(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

_________________________________________________________________________________________________________________________________
 (Please print name and address)

Dated:

______________________________________ Signature

(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

Form of Reverse Side of Right Certificate -- continued

(To be completed)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan).

_____________________________________ Signature

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

Exhibit B

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE TAX BENEFIT PRESERVATION PLAN, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE TAX BENEFIT PRESERVATION PLAN) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
SHARES OF PREFERRED STOCK OF
AUTOBYTEL INC.

On May 26, 2010, the Board of Directors of Autobytel Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.001 per share (the “Common Stock”). The dividend is payable on June 11, 2010 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company (the “Preferred Stock”) at a price of $8.00 per one one-hundredth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in the Tax Benefit Preservation Plan, dated as of May 26, 2010, as the same may be amended from time to time (the “Plan”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

The Plan is designed to help protect the Company’s tax net operating loss carryforwards. The Plan is intended to act as a deterrent to any person or group from becoming or obtaining the right to become a “5-percent shareholder” (as such term is used in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder) or, in certain cases, increasing such person’s or group’s ownership of Common Stock, without the approval of the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire a certain percentage of shares in the Company on terms not approved by the Board of Directors. Because of the dilution to a person or group that attempts to acquire a certain percentage of shares in the Company, the Plan may also have certain anti-takeover effects. Additionally, the Board of Directors may redeem the Rights, as discussed more fully below.

Until the earlier to occur of (i) ten (10) business days following a public announcement that a person or group of affiliated persons (with certain exceptions, an “Acquiring Person”) has acquired beneficial ownership of 4.90% or more of the shares of Common Stock then outstanding or (ii) ten (10) business days (or such later date as may be determined by action of the Board of Directors before such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.90% or more of the then-outstanding shares of Common Stock (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates (or book entry shares in respect of the Common Stock) outstanding as of the Record Date, solely by such Common Stock certificate (or such book entry shares).

The Plan provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates (or book entry shares in respect of the Common Stock) issued after the Record Date upon transfer or new issuances of Common Stock, as applicable, will contain a notation incorporating the Plan by reference and, with respect to any uncertificated book entry shares issued after the Record Date, proper notice will be provided that incorporates the Plan by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Record Date, even without a notation incorporating the Plan by reference (or such notice, in the case of Book Entry shares), notice or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate or book entry shares, as the case may be. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to (or credited to the account of) holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

B-1

The Rights are not exercisable until the Distribution Date. The Rights will expire upon the earliest of the close of business on May 26, 2014 (unless that date is advanced or extended), the time at which the Rights are redeemed or exchanged under the Plan, the end of the calendar month in which the Company’s 2011 annual meeting of stockholders occurs if stockholder approval of the Plan has not been received at such meeting, the repeal of Section 382 of the Code or any successor statute if the Board determines that the Plan is no longer necessary for the preservation of the Company’s tax benefits, the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward, or such time as the Board determines that a limitation on the use of the tax benefits under Section 382 would no longer be material to the Company.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock, or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, before the Distribution Date.

Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared out of lawfully available funds, to a minimum preferential quarterly dividend payment of $1.00 per share or an amount equal to 100 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential liquidation payment of the greater of $1.00 per share but will be entitled to an amount equal to 100 times the payment made per share of Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 100 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions. Shares of Preferred Stock shall rank junior to any other series of the Company’s preferred stock.

Because of the nature of the Preferred Stock’s dividend and liquidation rights, the value of the one one-hundredth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

If any person or group of affiliated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price.

If any person or group of affiliated persons becomes an Acquiring Person, the Board of Directors may permit, in its sole discretion, the Rights, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), to be exercisable for 50% of the shares of Common Stock that would otherwise be purchasable upon the payment of the Purchase Price in consideration of the surrender to the Company of the exercised Rights and without other payment of the Purchase Price.

At any time after any person or group becomes an Acquiring Person and before the acquisition by such person or group of 50% or more of the outstanding shares of Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having similar rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock or Preferred Stock will be issued (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day before the date of exercise.

At any time before the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of adoption of the Plan (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price as rounded to the nearest $0.01.

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as the same may be amended from time to time, which is hereby incorporated herein by reference.

B-2

AMENDMENT NO. 1
TO
TAX BENEFIT PRESERVATION PLAN

This Amendment No. 1 to Tax Benefit Preservation Plan (“Amendment”) is entered into between Autobytel Inc., a Delaware corporation (“Company”), and Computershare Trust Company, N.A., as rights agent (“Rights Agent”) effective as of April 14, 2014.

Background

The Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan dated as of May 26, 2010 (“Plan”). The Board of Directors of the Company deems it advisable and in the best interests of the Company and its stockholders to amend the Plan to extend its maturity date and to increase the Purchase Price (as defined in the Plan). No Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan).

1. Amendments. Pursuant to and in accordance with Section 27 of the Plan, the Plan is hereby amended as follows:

(a)
Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:

“(i) the Close of Business on May 26, 2017,”

(b)
Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:

“(iv) the end of the calendar month in which occurs the final adjournment of the Company’s 2014 annual meeting of stockholders, if stockholder approval of this Plan has not been received at such meeting,”

(c)
The last sentence of paragraph (a) of Section 7 of the Plan is amended in its entirety to read as follows:

“Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on May 26, 2017, that the Expiration Date has not occurred.”

(d)
The first sentence of paragraph (b) of Section 7 of the Plan is amended in its entirety to read as follows;

“The Purchase Price shall be $75.00 for each one one-hundredth of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”).”

(e)
Each of the Legend and paragraph one of the Form of Right Certificate, attached as Exhibit A to the Plan, is amended so that the references to “May 26, 2014” are replaced with “May 26, 2017”.

2. Effect of this Amendment. It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. Except as provided herein, the Plan is in all other respects ratified and confirmed and shall continue in full force and effect as amended hereby. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date.

3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

AUTOBYTEL INC.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and Administrative Officer and Secretary

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Dennis V. Moccia
Name: Dennis V. Moccia
Title: Manager, Contract Administration

AMENDMENT NO. 2
TO
TAX BENEFIT PRESERVATION PLAN

This Amendment No. 2 to Tax Benefit Preservation Plan (“Amendment”) is entered into between Autobytel Inc., a Delaware corporation (“Company”), and Computershare Trust Company, N.A., as rights agent (“Rights Agent”) effective as of April 13, 2017.

Background

The Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan dated as of May 26, 2010, as amended by Amendment No. 1 effective as of April 14, 2014 (as amended, the “Plan”). The Board of Directors of the Company deems it advisable and in the best interests of the Company and its stockholders to amend the Plan to extend its maturity date and to increase the Purchase Price (as defined in the Plan). No Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan).

1.
Amendments. Pursuant to and in accordance with Section 27 of the Plan, the Plan is hereby amended as follows:

(a)
The first paragraph of Paragraph (a) of Section 1 of the Plan is amended in its entirety to read as follows:

“Acquiring Person” shall mean any Person (other than any Exempt Person) that has become, in itself or together with all Affiliates of such Person, the Beneficial Owner of 4.90% or more of the shares of Common Stock then outstanding; provided, however, that, subject to the following sentence, any Existing Holder (as defined below) will not be deemed to be an Acquiring Person for any purpose of this Plan on and after the date on which the adoption of this Plan is first publicly announced; and provided, further, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the number of shares of Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any security by the Company or any issuance by the Company of shares of its capital stock to such Person, or (iv) an Exempt Transaction.”

(b)
The Paragraph (j) of Section 1 of the Plan is amended in its entirety to read as follows:

“Certificate of Incorporation” shall mean the Fifth Amended and Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on December 14, 1998, together with the Certificate of Amendment of the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on March 1, 1999, the Second Certificate of Amendment of the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on July 22, 1999, the Third Certificate of Amendment to the Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on August 14, 2001, the Amended Certificate of Designation of Series A Junior Participating Preferred Stock as filed with the Secretary of State of the State of Delaware on April 24, 2009, the Fourth Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on July 10, 2012, the Fifth Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on July 3, 2013, and the Certificate of Designations of Series B Junior Participating Convertible Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on October 1, 2015, as the same may be amended and restated from time to time.”

(c)
Paragraph (m) of Section 1 of the Plan is deleted in its entirety and amended to read as follows:

“[Reserved]”

(d)
Paragraph (rr) of Section 1 of the Plan is deleted in its entirety and amended to read as follows:

“[Reserved]”

(e)
Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:

“(i) the Close of Business on May 26, 2020,”

(f)
Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:

“(iv) the end of the calendar month in which occurs the final adjournment of the Company’s 2017 annual meeting of stockholders, if stockholder approval of this Plan has not been received at such meeting,”

(g)
The last sentence of paragraph (a) of Section 7 of the Plan is amended in its entirety to read as follows:

“Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on May 26, 2020, that the Expiration Date has not occurred.”

(h)
The first sentence of paragraph (b) of Section 7 of the Plan is amended in its entirety to read as follows;

“The Purchase Price shall be $73.00 for each one one-hundredth of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”).”

(i)
Each of the Legend and paragraph one of the Form of Right Certificate, attached as Exhibit A to the Plan, is amended so that the references to “May 26, 2017” are replaced with “May 26, 2020.”

2. Effect of this Amendment. It is the intent of the parties that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. Except as provided herein, the Plan is in all other respects ratified and confirmed and shall continue in full force and effect as amended hereby. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date.

3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

AUTOBYTEL INC.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal and Administrative Officer and Secretary

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Dennis V. Moccia
Name: Dennis V. Moccia
Title: Manager, Contract Administration

AMENDMENT NO. 3
TO
TAX BENEFIT PRESERVATION PLAN

This Amendment No. 3 to Tax Benefit Preservation Plan (“Amendment”) is entered into between AutoWeb, Inc. (formerly known as Autobytel Inc.), a Delaware corporation (“Company”), and Computershare Trust Company, N.A., as rights agent (“Rights Agent”) effective as of March 31, 2020.

Background

The Company and the Rights Agent are parties to that certain Tax Benefit Preservation Plan dated as of May 26, 2010, as amended by Amendment No. 1 effective as of April 14, 2014 and Amendment No. 2 effective as of April 13, 2017 (as amended, the “Plan”). The Board of Directors of the Company deems it advisable and in the best interests of the Company and its stockholders to amend the Plan to extend its maturity date and to increase the Purchase Price (as defined in the Plan). No Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan).

1.
Amendments. Pursuant to and in accordance with Section 27 of the Plan, the Plan is hereby amended as follows:

(a)
Paragraph (j) of Section 1 of the Plan is amended in its entirety to read as follows:

““Certificate of Incorporation” shall mean the Sixth Restated Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on October 9, 2017, as may be amended and restated from time to time.”

(b)
Paragraph (a), clause (i) of Section 7 of the Plan is amended in its entirety to read as follows:

“(i) the Close of Business on May 26, 2023,”

(c)
Paragraph (a), clause (iv) of Section 7 of the Plan is amended in its entirety to read as follows:

“(iv) the end of the calendar month in which occurs the final adjournment of the Company’s 2020 annual meeting of the stockholders, if stockholder approval of this Plan has not been received at such meeting.”

(d)
The last sentence of paragraph (a) of Section 7 of the Plan is amended in its entirety to read as follows:

“Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes, prior to the Close of Business on May 26, 2023, that the Expiration Date has not occurred.”

(e)
The first sentence of paragraph (b) of Section 7 of the Plan is amended in its entirety to read as follows;

“The Purchase Price shall be $20.00 for each one one-hundredth of a share of Preferred Stock purchasable upon the exercise of a Right (the “Purchase Price”).”

(f)
Each of the Legend, paragraph one of the Form of Right Certificate, attached as Exhibit A to the Plan, and the Summary of Rights, attached as Exhibit B to the Plan, is amended so that the references to (i) “May 26, 2020” are replaced with “May 26, 2023” and (ii) “$73.00 are replaced with “$20.00,” as applicable.

2. Effect of this Amendment. It is the intent of the parties hereto that this Amendment constitutes an amendment of the Plan as contemplated by Section 27 thereof. Except as provided herein, the Plan is in all other respects ratified and confirmed and shall continue in full force and effect as amended hereby. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date.

3. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

4. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

5. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6. Descriptive Headings. The captions herein are included for convenience of reference only, do not constitute a part of this Amendment and shall be ignored in the construction and interpretation hereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date set forth above.

AUTOWEB, INC.

By: /s/ Glenn E. Fuller
Glenn E. Fuller
Executive Vice President, Chief Legal Officer and Secretary

COMPUTERSHARE TRUST COMPANY, N.A.

By: /s/Dennis V. Moccia
Name: Dennis V. Moccia Title: Senior Manager, Contract Operations

Autobytel Inc.

Certificate of Adjustment

Background

The shares of common stock, par value $0.001 per share (“Common Stock”), of Autobytel Inc. (“Company”), a Delaware corporation, are listed on the NASDAQ Capital Market (“NASDAQ”). The Tax Benefit Preservation Plan between the Company and Computershare Trust Company, N.A., as Rights Agent, dated as of May 26, 2010 (“Plan”), is intended to preserve the Company’s valuable tax assets. The Company’s board of directors (“Board”) adopted the Plan in May 2010, and the shareholders subsequently approved the Plan at the annual meeting of the shareholders on June 23, 2011. On June 11, 2010, in accordance with the Plan, the Board declared a dividend of one right (“Rights”) for each outstanding share of the Company’s Common Stock, each Right initially representing the right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, conditioned upon the terms set forth in the Plan.

Pursuant to section 12 of the Plan, the Company hereby provides to the Rights Agent the following statement of facts and adjustment certification:

Statement of Facts

One of the continued listing requirements for continued listing on NASDAQ is that the Common Stock of the Company maintains a minimum closing bid of at least $1.00 per share. The Company’s shares have been unable to meet this requirement, and, in order to prevent delisting, the Company is implementing a reverse stock split with a ratio of one-for-five. This does not change the relative rights and preferences for existing shareholders, and the number of shareholders of record are not affected. The reverse stock split was approved by the shareholders at the Company’s annual meeting on June 21, 2012. The reverse stock split became effective after the close of trading on the NASDAQ Capital Market on July 11, 2012.

Adjustment

The undersigned, a duly authorized representative of the Company, does hereby certify as follows:

Pursuant to section 11(m) of the Plan, following and subject to the effectiveness of the one-for-five reverse stock split, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately before such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately before the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. Following such adjustment, the number of Rights associated with each share of Common Stock, whether outstanding or subsequently issued by the Company, shall be five.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Adjustment this 12th day of July, 2012.

AUTOBYTEL INC. By: /s/ Glenn E. Fuller Glenn E. Fuller Executive Vice President, Chief Legal and Administrative Officer and Secretary

[SIGNATURE PAGE TO CERTIFICATE OF ADJUSTMENT FOR AUTOBYTEL INC.]

Appendix B-1

STATE OF DELAWARE

SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AUTOWEB, INC.

AutoWeb, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (“Corporation”), hereby certifies that:

1.        The present name of the Corporation is AutoWeb, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 17, 1996 under the name “Auto-By-Tel Corporation.”

2.        This Seventh Amended and Restated Certificate of Incorporation, which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, as amended and restated, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

3.        The text of the Seventh Amended and Restated Certificate of Incorporation is set forth on Exhibit “A” attached hereto and incorporated herein by reference.

IN WITNESS WHEREOF, the Corporation has caused this Seventh Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on June [__], 2020.

AUTOWEB, INC. By: ___________________________ Name: Glenn E. Fuller Title: Executive Vice President, Chief Legal Officer and Secretary

Exhibit “A”

SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
AUTOWEB, INC.
(a Delaware corporation)

ARTICLE I

The name of this corporation is AutoWeb, Inc. (“Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 9 E. Loockerman Street, Suite 311, Dover, DE 19901 in the County of Kent. The name of its registered agent at such address is Registered Agent Solutions, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

A.           Classes of Stock. This Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is sixty-six million four hundred forty-five thousand one hundred eighty-seven (66,445,187). The number of shares of Common Stock authorized to be issued is fifty-five million (55,000,000), par value $0.001 per share. The number of shares of Preferred Stock authorized to be issued is eleven million four hundred forty-five thousand one hundred eighty-seven (11,445,187), par value $0.001 per share.

B.           Rights, Preferences and Restrictions of the Preferred Stock. The undesignated shares of Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, powers (including voting powers), preferences and privileges, and the qualifications, limitations or restrictions thereof, granted to or imposed upon any wholly unissued series of Preferred Stock, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

Pursuant to the authority conferred by this Article IV upon the Board of Directors of the Corporation, the Board of Directors created a series of two million (2,000,000) shares of Preferred Stock designated as Series A Junior Participating Preferred Stock, par value $0.001 per share, by filing a Certificate of Designation of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware (“Secretary of State”) on July 30, 2004. Such Certificate of Designation was amended by filing an Amended Certificate of Designation of Series A Junior Participating Preferred Stock with the Secretary of State on April 24, 2009 and October 9, 2017. The powers (including voting powers), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Series A Junior Participating Preferred Stock are set forth in Exhibit A attached hereto and are incorporated herein by reference.

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. The terms of office of the Board of Directors will be divided into three classes: the Class I term will expire at the annual meeting of stockholders to be held in 1999; the Class II term will expire at the annual meeting of stockholders to be held in 2000; and the Class III term will expire at the annual meeting of stockholders to be held in 2001. At each annual meeting of stockholders after the initial classification, the successors to directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The directorships will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

ARTICLE VIII

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

(A) No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (1) shall be liable under Section 174 of the General Corporation Law of the State of Delaware or any amendment thereto or successor provision thereto, or (2) shall be liable by reason that, in addition to any and all other requirements for liability, he:

(i) shall have breached his duty of loyalty to the Corporation or its stockholders;

(ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith;

(iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law; or

(iv) shall have derived an improper personal benefit.

If the Delaware General Corporation Law is amended after the date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

(B) The Corporation shall indemnify to the fullest extent permitted under and in accordance with the laws of the State of Delaware any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(C) Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding shall (in the case of any action, suit or proceeding against a director of the Corporation) or may (in the case of any action, suit or proceeding against an officer, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article IX.

(D) The indemnification and other rights set forth in this Article IX shall not be exclusive of any provisions with respect thereto in the By-Laws or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation.

(E) Neither the amendment nor repeal of this Article IX, paragraph (B), (C) or (D), nor the adoption of any provision of this Certificate of Incorporation inconsistent with Article IX, paragraph (B), (C) or (D), shall eliminate or reduce the effect of this Article IX, paragraphs (B), (C) or (D), in respect of any matter occurring before such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right of indemnification or right to receive expenses pursuant to this Article IX, paragraph (B), (C) or (D), if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

ARTICLE X

No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE XI

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XII

The stockholders of the Corporation may not take action by written consent without a meeting but must take such action at a duly called annual or special meeting of stockholders.

ARTICLE XIII

Subject to the limitations set forth herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

Exhibit A

AMENDED
CERTIFICATE OF DESIGNATION
OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

AutoWeb, Inc. (“Company”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies under the laws of the State of Delaware as follows:

1.           No shares of Series A Junior Participating Preferred Stock have been issued.

2.           On September 27, 2017, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware and the authority conferred upon the Board of Directors of the Company (“Board of Directors”) by Article IV of the Certificate of Incorporation of the Company, as amended and/or restated, the Board of Directors duly and validly adopted the following resolution setting forth the Company’s Amended Certificate of Designation of Series A Junior Participating Preferred Stock:

Resolved, that pursuant to the authority granted to and vested in the Board of Directors of the Company in accordance with the provisions of the Certificate of Incorporation of the Company, as amended and/or restated, and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors has determined that it is advisable and in the best interests of the Company and its stockholders to amend in its entirety the certificate of designation for the Series A Junior Participating Preferred Stock, $0.001 par value per share, as follows:

Section 1.                      Designation and Amount. Two million (2,000,000) shares of Preferred Stock, $0.001 par value, are designated “Series A Junior Participating Preferred Stock” with the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions specified herein (“Junior Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Junior Preferred Stock.

Section 2.                      Dividends and Distributions.

(A)           Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock, par value $0.001 per share (“Common Stock”), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of April, July, October and January in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of (a) $1.00 per share or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)           The Company shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)           Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.                      Certain Restrictions.

(A)           Whatever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i)           declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

(ii)           declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amount to which the holders of all such shares are then entitled;

(iii)           redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

(iv)           redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)           The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

Section 4.                      Reacquired Shares. Any shares of Junior Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Company’s Certificate of Incorporation, as amended or restated from time to time, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 5.                      Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 6.                      Consolidation, Merger, Etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.                      No Redemption. The shares of Junior Preferred Stock shall not be redeemable.

Section 8.                      Rank. The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company’s Preferred Stock.

Appendix B-2

Marked to Show Proposed Changes to Sixth Restated Certificate of Incorporation

Exhibit “A”
~~SIXTH~~ SEVENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF
AUTOWEB, INC.
(a Delaware corporation)

ARTICLE I

The name of this corporation is AutoWeb, Inc. (“Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 9 E. Loockerman Street, Suite 311, Dover, DE 19901 in the County of Kent. The name of its registered agent at such address is Registered Agent Solutions, Inc.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

A.           Classes of Stock. This Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that this Corporation is authorized to issue is sixty-six million four hundred forty-five thousand one hundred eighty-seven (66,445,187). The number of shares of Common Stock authorized to be issued is fifty-five million (55,000,000), par value $0.001 per share. The number of shares of Preferred Stock authorized to be issued is eleven million four hundred forty-five thousand one hundred eighty-seven (11,445,187), par value $0.001 per share.

B.           Rights, Preferences and Restrictions of the Preferred Stock. The undesignated shares of Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board). The Board of Directors is further authorized to determine or alter the rights, powers (including voting powers), preferences and privileges, and the qualifications, limitations or restrictions thereof, granted to or imposed upon any wholly unissued series of Preferred Stock, and~~, to fix the number of shares of any series of Preferred Stock and,~~ to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

Pursuant to the authority conferred by this Article IV upon the Board of Directors of the Corporation, the Board of Directors created a series of two million (2,000,000) shares of Preferred Stock designated as Series A Junior Participating Preferred Stock, par value $0.001 per share, by filing a Certificate of Designation of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware (“Secretary of State”) on July 30, 2004. Such Certificate of Designation was amended by filing an Amended Certificate of Designation of Series A Junior Participating Preferred Stock with the Secretary of State on April 24, 2009 and October 9, 2017. The powers (including voting powers), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Series A Junior Participating Preferred Stock are set forth in Exhibit A attached hereto and are incorporated herein by reference.

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

ARTICLE VII

The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation. ~~Effective upon the consummation of an underwritten public offering as described in Section 3(b)(i)(C) of Article IV, B hereof, the~~ The terms of office of the Board of Directors will be divided into three classes: the Class I term will expire at the annual meeting of stockholders to be held in 1999; the Class II term will expire at the annual meeting of stockholders to be held in 2000; and the Class III term will expire at the annual meeting of stockholders to be held in 2001. At each annual meeting of stockholders after the initial classification, the successors to directors whose term will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The directorships will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

ARTICLE VIII

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

(A) No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (1) shall be liable under Section 174 of the General Corporation Law of the State of Delaware or any amendment thereto or successor provision thereto, or (2) shall be liable by reason that, in addition to any and all other requirements for liability, he:

(i) shall have breached his duty of loyalty to the Corporation or its stockholders;

(ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith;

(iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law; or

(iv) shall have derived an improper personal benefit.

If the Delaware General Corporation Law is amended after the date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

(B) The Corporation shall indemnify to the fullest extent permitted under and in accordance with the laws of the State of Delaware any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(C) Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding shall (in the case of any action, suit or proceeding against a director of the Corporation) or may (in the case of any action, suit or proceeding against an officer, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article IX.

(D) The indemnification and other rights set forth in this Article IX shall not be exclusive of any provisions with respect thereto in the By-Laws or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation.

(E) Neither the amendment nor repeal of this Article IX, paragraph (B), (C) or (D), nor the adoption of any provision of this Certificate of Incorporation inconsistent with Article IX, paragraph (B), (C) or (D), shall eliminate or reduce the effect of this Article IX, paragraphs (B), (C) or (D), in respect of any matter occurring before such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right of indemnification or right to receive expenses pursuant to this Article IX, paragraph (B), (C) or (D), if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

ARTICLE X

~~At the election of directors of the Corporation, each holder of stock of any class or series shall be entitled to one vote for each share held.~~ No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE XI

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XII

~~Effective upon the Initial Public Offering (as defined in Article IV Section 3(b)(i) above), the~~ The stockholders of the Corporation may not take action by written consent without a meeting but must take such action at a duly called annual or special meeting of stockholders.

ARTICLE XIII

Subject to the limitations set forth herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

Exhibit A

AMENDED
CERTIFICATE OF DESIGNATION
OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

AutoWeb, Inc. (“Company”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies under the laws of the State of Delaware as follows:

1.           No shares of Series A Junior Participating Preferred Stock have been issued.

2.           On September 27, 2017, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware and the authority conferred upon the Board of Directors of the Company (“Board of Directors”) by Article IV of the Certificate of Incorporation of the Company, as amended and/or restated, the Board of Directors duly and validly adopted the following resolution setting forth the Company’s Amended Certificate of Designation of Series A Junior Participating Preferred Stock:

Resolved, that pursuant to the authority granted to and vested in the Board of Directors of the Company in accordance with the provisions of the Certificate of Incorporation of the Company, as amended and/or restated, and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors has determined that it is advisable and in the best interests of the Company and its stockholders to amend in its entirety the certificate of designation for the Series A Junior Participating Preferred Stock, $0.001 par value per share, as follows:

Section 1.                      Designation and Amount. Two million (2,000,000) shares of Preferred Stock, $0.001 par value, are designated “Series A Junior Participating Preferred Stock” with the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions specified herein (“Junior Preferred Stock”). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Junior Preferred Stock.

Section 2.                      Dividends and Distributions.

(A)           Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock, par value $0.001 per share (“Common Stock”), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of April, July, October and January in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of (a) $1.00 per share or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)           The Company shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(C)           Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.                      Certain Restrictions.

(A)           Whatever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i)           declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

(ii)           declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amount to which the holders of all such shares are then entitled;

(iii)           redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

(iv)           redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)           The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

Section 4.                      Reacquired Shares. Any shares of Junior Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Company’s Certificate of Incorporation, as amended or restated from time to time, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 5.                      Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 6.                      Consolidation, Merger, Etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.                      No Redemption. The shares of Junior Preferred Stock shall not be redeemable.

Section 8.                      Rank. The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company’s Preferred Stock.

autoweb

AUTOWEB, INC.
400 NORTH ASHLEY DRIVE
SUITE 300
TAMPA, FL 33602-4314

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the date of the annual meeting. Have the proxy card in hand when accessing the web site and follow the instructions to obtain records and to create an electronic voting instruction form.

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VOTE BY MAIL
Mark, sign and date the proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D05884-P38257

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AUTOWEB, INC.

The Board of Directors recommends a vote FOR ALL of the following nominees.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark "For All Except" and write the number next to the nominee's name on the line below.
1. ELECTION OF CLASS I DIRECTORS	☐	☐	☐	____________________

Nominees:

01) Matias de Tezanos
02) Chan W. Galbato
03) Jared R. Rowe

The Board of Directors recommends votes FOR Proposals 2, 3 and 4.

NOTE: Signatures should agree with the name(s) printed hereon. Please sign exactly as the name(s) appear(s) hereon. When signing as executor, administrator, trustee, guardian or attorney, please give the title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporation or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10K, and Form of Proxy Card are available at www.autoweb.com/proxymaterials.

Stockholders wishing to attend the Annual Meeting may obtain directions by calling AutoWeb, Inc. at 949-437-4651.

D05885-P38257

Proxy – AUTOWEB, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For the Annual Meeting of Stockholders
June 18, 2020
8:00 a.m. (Eastern Time)
400 North Ashley Drive, Suite 300
Tampa, Florida 33602-4314

The stockholder(s) hereby appoint(s) Jared R. Rowe, Glenn E. Fuller, and J.P. Hannan and each of them, with full power of substitution, as proxies, and, hereby authorize(s) them to represent and to vote as directed on this proxy the shares of Common Stock of AutoWeb, Inc. held of record by the undersigned on April 22, 2020, at the Annual Meeting of Stockholders to be held on June 18, 2020, and at any adjournments or postponements thereof, as if the undersigned were present and voting at the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). WHERE NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE NOMINEES NAMED IN THIS PROXY UNDER PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS, INCLUDING, AMONG OTHER THINGS, CONSIDERATION OF ANY MOTION MADE FOR ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE SHARES OF STOCK OF AUTOWEB, INC. THAT THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF ARE HEREBY EXPRESSLY REVOKED.

Whether or not attending the meeting, stockholders are urged to execute and return this proxy, which may be revoked at any time prior to its use.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side